UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Allspring Funds Trust

(Exact name of registrant as specified in charter)

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: October 31

Registrant is making a filing for 8 of its series: Allspring CoreBuilder Shares-Series EM, Allspring Emerging Markets Equity Fund, Allspring Emerging Markets Equity Income Fund, Allspring Global Long/Short Equity Fund, Allspring International Equity Fund, Allspring Special Global Small Cap Fund, Allspring Special International Small Cap Fund, and Allspring U.S. Long/Short Equity Fund.

Date of reporting period: October 31, 2023

ITEM 1. REPORT TO STOCKHOLDERS

Allspring Managed Account
Allspring Managed Account CoreBuilder® Shares – Series EM
Annual Report
October 31, 2023

Allspring Managed Account | 1

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

2 | Allspring Managed Account

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Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks to achieve long-term capital appreciation and current income.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio manager	Alison Shimada, Elaine Tse

Average annual total returns (%) as of October 31, 2023
			Expense ratios[1] (%)
	Inception date	Since inception	Gross	Net[2]
Allspring Managed Account CoreBuilder® Shares - Series EM (ACBEX)	11-16-2022	0.66	0.21	0.00
MSCI EM Index (Net) (USD)[3]	–	-0.31 *	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-888-877-9275.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
Shares are sold without a front-end sales charge or contingent deferred sales charge.

*	Based on the Fund’s inception date.
[1]
Reflects the expense ratios as stated in the most recent prospectus. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
Generally, no ordinary fees or expenses are charged to the Fund. Allspring Funds Management, LLC has contractually committed to irrevocably absorb and pay or reimburse all ordinary operating expenses of the Fund, except portfolio transactions or other investment related costs (e.g., commissions), fees payable for services provided by the Fund’s securities lending agent (if any), interest, taxes, leverage expenses and other expenses not incurred in the ordinary course of the Fund’s business.
This commitment has an indefinite term.

[3]
The Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

Investing involves risk, including the possible loss of principal. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.
CoreBuilder Shares are a series of investment options within the separately managed accounts advised or subadvised by Allspring Funds Management, LLC. The shares are fee-waived mutual funds that enable certain separately managed account investors to achieve greater diversification than smaller managed accounts might otherwise achieve.
Please remember that shares of the Fund may be purchased only by or on behalf of separately managed account clients where Allspring Funds Management, LLC has an agreement to serve as investment adviser or subadviser to the account with the separately managed account sponsor (typically a registered investment adviser or broker/dealer) or directly with the client.

4 | Allspring Managed Account

Performance highlights (unaudited)

Growth of $10,000 investment as of October 31, 2023[1]

[1]
The chart compares the performance of the Fund since inception with the MSCI EM Index (Net) (USD). The chart assumes a hypothetical investment of $10,000 investment and reflects all operating expenses of the Fund.

Allspring Managed Account | 5

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund outperformed the MSCI Emerging Markets (EM) Index (Net) (USD) for the period since the Fund’s inception on November 16, 2022 through October 31, 2023.
•Stock selection within the consumer discretionary, industrials, and information technology (IT) sectors contributed to performance but was partially offset by negative stock selection in the energy, materials, and consumer staples sectors.
•Stock selection within Korea and Poland as well as positive allocation effects from an average underweight in Saudi Arabia added to performance but was partially offset by stock selection in Brazil and India as well as an average underweight in Turkey.
The MSCI EM Index (Net) (USD) declined 0.31% since the Fund’s inception on November 16, 2022, primarily due to weak performance in China as a result of rising tension with the U.S. and property sector woes as well as Korea, which was beset by a sluggish U.S. market and weak market sentiment caused by higher interest rates. The Europe, Middle East, and Africa (EMEA) region underperformed given weak performance among the oil-producing Gulf Cooperation Council (GCC) countries as the price of Brent crude oil declined 2.6% during the period despite the extension of voluntary oil cuts from Saudi Arabia and Russia in response to concerns of a slowdown in global growth as central banks raised rates substantially during the period.

Ten largest holdings (%) as of October 31, 2023[1]
Samsung Electronics Co. Ltd., Preferred stock	6.33
Samsung Electronics Co. Ltd.	6.28
Mahindra & Mahindra Ltd.	5.91
ICICI Bank Ltd.	4.89
HDFC Bank Ltd.	4.84
Reliance Industries Ltd. GDR	4.44
Midea Group Co. Ltd. Class A	3.57
Dr. Reddy’s Laboratories Ltd.	3.45
Arabian Drilling Co.	2.15
Bank Polska Kasa Opieki SA	2.15

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
Country returns varied substantially, illustrated by 30%+ returns in Greece, Hungary, Poland, and Egypt versus double-digit declines in Qatar, Kuwait, Thailand, the United Arab Emirates (UAE), and South Africa. Four out of eleven sectors in the index generated positive returns, including energy, IT, financials, and communication services. Real estate, materials, and utilities lagged the broader index.
The Fund recently added to India while reducing exposure to China and Taiwan, owing to its strong structural growth, lower geopolitical risk, and policy continuity. It also increased exposure to the GCC countries, which stand to benefit from the recent rebound in Brent prices. For example, the team added to its position in ICICI Bank (a leading private sector bank in India), Arabian Drilling (an onshore and offshore gas and oil rig drilling company in Saudi Arabia), and Abu Dhabi Commercial Bank (the UAE’s third-largest bank). On the other hand, the team reduced exposure to China due to ongoing concerns regarding the real estate sector and weak consumer confidence illustrated by exits from China International Capital
(a leading equity and fixed income broker in China), China Vanke (a leading national property developer), and Prada (a luxury company listed in Hong
Kong).
Sector allocation as of October 31, 2023[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
Outperformance was primarily driven by positive selection effects.
Korea was the largest relative contributor in the portfolio. The portfolio had an average overweight, resulting in negative allocation effects as the country underperformed the broader index with a -3.0% return. Stock selection was positive, driven by a position in Samsung Electronics, the largest memory/mobile phone producer and a leading home appliance maker, as investor sentiment improved with China reopening and a bottoming of the semiconductor downcycle.
Positive attribution at the country level was partially offset by negative relative performance in Brazil. Brazil outperformed, returning 12.3% during the period, resulting in negative allocation effects given an average underweight and stock selection was also negative. Companhia Brasileira

6 | Allspring Managed Account

Performance highlights (unaudited)
de Aluminio*, an integrated aluminum producer, underperformed, particularly in the second quarter as it reported weak free cash flow generation on weaker volumes and higher costs, driving leverage higher while aluminum prices continued to weaken.
At the sector level, consumer discretionary was the leading contributor due to positive selection. Kia Corp., a major automobile maker in Korea, was a leading contributor in the consumer discretionary space as it reported record earnings in the fourth quarter of 2022 with wholesale volumes up 13% year over year, owing to an easing of chip shortages. Strong sales continued in 2023 with wholesale up 15% year over year in February, including in North America, which rose 30% while U.S. incentives declined 55%. The company also announced a share buyback and year-end dividend equivalent to 1.8% and 5.1%, respectively.
The energy sector was the largest relative detractor in the portfolio. The portfolio’s average underweight was negative as the sector outperformed, returning 15.7% during the period, and selection was also negative. Reliance Industries, the largest private player in the refining, petrochemical, exploration and production, digital, and organized retail sectors in India, was the leading detractor in the portfolio, primarily due to underperformance at the beginning of the period as investors were concerned regarding slower growth in the company’s retail segment and rising debt.
Geographic allocation as of October 31, 2023[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
Outlook
Emerging market equities pulled back by 3.9% in October, resulting in a one-year return of 10.8%, on concerns over the Israeli-Palestinian conflict and as the U.S. 10-year Treasury bond yield reached 5%. On the positive side, emerging market currencies are holding up reasonably well and the Chinese government continues to deliver fiscal support, including sizable central government bond issuance. We believe the effectiveness of consistent and progressively stronger measures will come through. We are also encouraged by increased engagement to deescalate U.S.-China tensions, which has paved the way for President Biden and President Xi to meet at the Asia-Pacific Economic Cooperation summit in mid-November. Risk/reward for Chinese equities looks attractive at this juncture.
Although a developed market recession remains a possibility, we believe the semiconductor cycle is bottoming and we look to the rise of machine learning, artificial intelligence (AI), and ChatGPT to drive new product cycles. AI is a multi-year growth story that bodes well for technology-heavy markets, including Taiwan and Korea. South and Southeast Asia are attractive as supply chain alternatives to North Asia. India provides diversification and high structural growth, which justifies premium valuations. We expect policy continuity under Prime Minister Modi and his Bharatiya Janata Party. We continue to like Indonesia for its green energy transition.
We appreciate Latin America’s resource advantage. Moreover, Chile and Brazil lead in interest rate cuts, although we expect the pace of easing to slow as global financial conditions tighten. We are keeping an eye on fiscal conditions in Latin America given risks from leftist governments’ social agendas. We like valuations in Brazil, although we now expect the fiscal target to be pushed out beyond 2024. Mexico is most vulnerable to a hawkish Federal Reserve and U.S. slowdown on top of Mexican President Lopez Obrador’s (AMLO’s) unorthodox policies. AMLO’s days are numbered, however, and we are hopeful for change with a strong opposition candidate. The Andean region provides access to favored materials, in spite of political concerns in Peru and Colombia.
We continue to rotate exposure within EMEA and have flagged high valuations in the GCC and vulnerability to oil price fluctuation. We are concerned with war escalation, and we remain cautious on Middle East exposure. Any upside to oil prices would be supply driven, including potential disruption involving Iran, which would bode negatively for equities in the region. South Africa, like Latin America, offers attractive commodity exposure. Eskom (the country’s public electricity utility) load shedding and African National Congress misconduct are concerns. However, equity prices are very reasonable. Within emerging Europe, we are most comfortable with our exposure to Poland and Greece on underlying economic growth and improved political clarity.
Overall, we retain our constructive stance on emerging markets despite the Israeli-Palestinian conflict. We are confident that we can find opportunities in all emerging market regions from the bottom up. Emerging market valuations have dropped to 11.2 times forward earnings and 1.5 times price/book, trading at a steep discount relative to developed markets. We expect emerging markets to outperform going forward as the relative growth premium of emerging markets versus developed markets expands once again.
*
This security was no longer held at the end of the reporting period.

Allspring Managed Account | 7

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur ongoing costs and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2023 to October 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning account value 5-1-2023	Ending account value 10-31-2023	Expenses paid during the period[1]	Annualized net expense ratio
Actual	$1,000.00	$941.15	$0.00 [2]	0.00%[2]
Hypothetical (5% return before expenses)	$1,000.00	$1,025.21	$0.00 [2]	0.00%[2]

[1]	Expenses paid is equal to the annualized net expense ratio multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).
[2]
Generally, no ordinary fees or expenses are charged to the Fund. Allspring Funds Management, LLC has contractually committed to irrevocably absorb and pay or reimburse all ordinary operating expenses of the Fund, except portfolio transactions or other investment related costs (e.g., commissions), fees payable for services provided by the Fund’s securities lending agent (if any), interest, taxes, leverage expenses and other expenses not incurred in the ordinary course of the Fund’s business.
This commitment has an indefinite term.

8 | Allspring Managed Account

Portfolio of investments—October 31, 2023
Portfolio of investments

	Shares	Value
Common stocks: 90.09%
Brazil: 3.42%
B3 SA - Brasil Bolsa Balcao (Financials, Capital markets)	31,800	$70,011
Banco BTG Pactual SA (Financials, Capital markets)	14,400	84,542
		154,553
Chile: 1.03%
Cencosud SA (Consumer staples, Consumer staples distribution & retail)	28,608	46,348
China: 14.79%
Baoshan Iron & Steel Co. Ltd. Class A (Materials, Metals & mining)	50,500	43,199
China Communications Services Corp. Ltd. Class H (Industrials, Construction & engineering)	126,000	51,537
China Resources Land Ltd. (Real estate, Real estate management & development)	16,000	59,890
China State Construction International Holdings Ltd. (Industrials, Construction & engineering)	75,410	80,775
China Tower Corp. Ltd. Class H (Communication services, Diversified telecommunication services)144A	742,000	69,192
Hengli Petrochemical Co. Ltd. Class A (Materials, Chemicals)†	37,600	75,322
Inner Mongolia Yili Industrial Group Co. Ltd. Class A (Consumer staples, Food products)	18,600	69,728
Midea Group Co. Ltd. Class A (Consumer discretionary, Household durables)	22,300	161,319
Zhejiang NHU Co. Ltd. Class A (Health care, Pharmaceuticals)	25,600	56,603
		667,565
Greece: 2.48%
Hellenic Telecommunications Organization SA (Communication services, Diversified telecommunication services)	3,043	42,652
National Bank of Greece SA (Financials, Banks)†	12,090	69,244
		111,896
India: 23.53%
Dr. Reddy’s Laboratories Ltd. ADR (Health care, Pharmaceuticals)	2,393	155,856
HDFC Bank Ltd. ADR (Financials, Banks)	3,863	218,453
ICICI Bank Ltd. ADR (Financials, Banks)	9,956	220,924
Mahindra & Mahindra Ltd. GDR (Consumer discretionary, Automobiles)	15,085	267,004
Reliance Industries Ltd. GDR (Energy, Oil, gas & consumable fuels)144A	3,665	200,248
		1,062,485
Indonesia: 1.68%
Bank Negara Indonesia Persero Tbk PT (Financials, Banks)	251,800	75,990
Malaysia: 0.94%
RHB Bank Bhd (Financials, Banks)	36,278	42,493
Mexico: 0.99%
Fibra Uno Administracion SA de CV (Real estate, Diversified REITs)	29,400	44,698
Philippines: 1.17%
Bank of the Philippine Islands (Financials, Banks)	29,828	52,832
The accompanying notes are an integral part of these financial statements.
Allspring Managed Account | 9

Portfolio of investments—October 31, 2023

	Shares	Value
Poland: 2.58%
Bank Polska Kasa Opieki SA (Financials, Banks)	3,191	$96,965
LPP SA (Consumer discretionary, Textiles, apparel & luxury goods)	6	19,316
		116,281
Qatar: 1.13%
Industries Qatar QSC (Industrials, Industrial conglomerates)	15,141	50,864
Saudi Arabia: 4.90%
Al Rajhi Bank (Financials, Banks)	2,534	45,360
Arabian Drilling Co. (Energy, Energy equipment & services)†	2,077	97,107
Saudi Awwal Bank (Financials, Banks)	4,721	42,154
United International Transportation Co. (Industrials, Ground transportation)	2,050	36,774
		221,395
Singapore: 4.72%
BOC Aviation Ltd. (Industrials, Trading companies & distributors)144A	8,900	54,736
Capitaland India Trust (Real estate, Real estate management & development)	121,000	84,841
Yangzijiang Shipbuilding Holdings Ltd. (Industrials, Machinery)	69,500	73,669
		213,246
South Korea: 9.70%
Doosan Bobcat, Inc. (Industrials, Machinery)	1,446	41,545
Fila Holdings Corp. (Consumer discretionary, Textiles, apparel & luxury goods)	1,939	51,343
Kia Corp. (Consumer discretionary, Automobiles)	1,071	61,188
Samsung Electronics Co. Ltd. (Information technology, Technology hardware, storage & peripherals)	5,699	283,667
		437,743
Taiwan: 12.99%
Advanced Energy Solution Holding Co. Ltd. (Industrials, Electrical equipment)	2,000	38,083
Advantech Co. Ltd. (Information technology, Technology hardware, storage & peripherals)	4,399	45,177
Cathay Financial Holding Co. Ltd. (Financials, Insurance)†	46,000	62,424
Chroma ATE, Inc. (Information technology, Electronic equipment, instruments & components)	13,000	87,849
E Ink Holdings, Inc. (Information technology, Electronic equipment, instruments & components)	11,340	59,003
MediaTek, Inc. (Information technology, Semiconductors & semiconductor equipment)†	3,000	78,298
momo.com, Inc. (Consumer discretionary, Broadline retail)	2,760	45,503
Realtek Semiconductor Corp. (Information technology, Semiconductors & semiconductor equipment)	5,000	62,314
Tripod Technology Corp. (Information technology, Electronic equipment, instruments & components)	10,000	51,196
Vanguard International Semiconductor Corp. (Information technology, Semiconductors & semiconductor equipment)	26,000	56,465
		586,312
Thailand: 1.03%
Thai Beverage PCL (Consumer staples, Beverages)	118,100	46,647
The accompanying notes are an integral part of these financial statements.
10 | Allspring Managed Account

Portfolio of investments—October 31, 2023

	Shares	Value
United Arab Emirates: 3.01%
Abu Dhabi Commercial Bank PJSC (Financials, Banks)	19,903	$43,512
Aldar Properties PJSC (Real estate, Real estate management & development)	65,178	92,275
		135,787
Total common stocks (Cost $4,158,812)		4,067,135

	Dividend rate
Preferred stocks: 7.67%
South Korea: 7.67%
LG Chem Ltd. (Materials, Chemicals)	7.40	291	60,777
Samsung Electronics Co. Ltd. (Information technology, Technology hardware, storage & peripherals)	0.27	7,154	285,622
Total preferred stocks (Cost $395,575)			346,399

		Yield
Short-term investments: 1.79%
Investment companies: 1.79%
Allspring Government Money Market Fund Select Class♠∞		5.29%	80,580	80,580
Total short-term investments (Cost $80,580)				80,580
Total investments in securities (Cost $4,634,967)	99.55%			4,494,114
Other assets and liabilities, net	0.45			20,505
Total net assets	100.00%			$4,514,619

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
GDR	Global depositary receipt
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$0	$6,440,966	$(6,360,386)	$0	$0	$80,580	80,580	$12,565
The accompanying notes are an integral part of these financial statements.
Allspring Managed Account | 11

Statement of assets and liabilities—October 31, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $4,554,387)	$4,413,534
Investments in affiliated securities, at value (cost $80,580)	80,580
Foreign currency, at value (cost $4,664)	4,648
Receivable for investments sold	23,612
Receivable for dividends	4,971
Receivable from manager	703
Prepaid expenses and other assets	6,062
Total assets	4,534,110
Liabilities
Payable for investments purchased	19,378
Accrued expenses and other liabilities	113
Total liabilities	19,491
Total net assets	$4,514,619
Net assets consist of
Paid-in capital	$4,612,628
Total distributable loss	(98,009)
Total net assets	$4,514,619
Computation of net asset value per share
Net assets	$4,514,619
Shares outstanding[1]	230,126
Net asset value per share	$19.62
1 The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.
12 | Allspring Managed Account

Statement of operations—year ended October 31, 20231
Statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $19,480)	$123,950
Income from affiliated securities	12,565
Interest	10
Total investment income	136,525
Expenses
Custody and accounting fees	7,552
Professional fees	83,141
Registration fees	52,850
Shareholder report expenses	5,494
Trustees’ fees and expenses	23,902
Other fees and expenses	3,940
Total expenses	176,879
Less: Fee waivers and/or expense reimbursements	(176,879)
Net expenses	0
Net investment income	136,525
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	37,758
Foreign currency and foreign currency translations	(7,724)
Net realized gains on investments	30,034
Net change in unrealized gains (losses) on
Unaffiliated securities	(140,853)
Foreign currency and foreign currency translations	3
Net change in unrealized gains (losses) on investments	(140,850)
Net realized and unrealized gains (losses) on investments	(110,816)
Net increase in net assets resulting from operations	$25,709
1 For the period from November 16, 2022 (commencement of operations) to October 31, 2023
The accompanying notes are an integral part of these financial statements.
Allspring Managed Account | 13

Statement of changes in net assets
Statement of changes in net assets
	year ended October 31, 2023[1]
Operations
Net investment income		$136,525
Net realized gains on investments		30,034
Net change in unrealized gains (losses) on investments		(140,850)
Net increase in net assets resulting from operations		25,709
Distributions to shareholders from
Net investment income and net realized gains		(123,718)
Capital share transactions	Shares
Proceeds from shares sold	224,911	4,502,070
Reinvestment of distributions	5,215	110,558
Net increase in net assets resulting from capital share transactions		4,612,628
Total increase in net assets		4,514,619
Net assets
Beginning of period		0
End of period		$4,514,619
1 For the period from November 16, 2022 (commencement of operations) to October 31, 2023
The accompanying notes are an integral part of these financial statements.
14 | Allspring Managed Account

Financial highlights
Financial highlights

(For a share outstanding throughout the period)

Year ended October 31
2023[1]
Net asset value, beginning of period	$20.00
Net investment income	0.61 [2]
Net realized and unrealized gains (losses) on investments	(0.44)
Total from investment operations	0.17
Distributions to shareholders from
Net investment income	(0.55)
Net asset value, end of period	$19.62
Total return[3]	0.66%
Ratios to average net assets (annualized)
Gross expenses	3.95%
Net expenses	0.00%[4]
Net investment income	3.05%
Supplemental data
Portfolio turnover rate	92%
Net assets, end of period (000s omitted)	$4,515

[1]	For the period from November 16, 2022 (commencement of operations) to October 31, 2023
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
[4]
The manager has contractually committed to irrevocably absorb and pay or reimburse all ordinary operating expenses of the Fund, except portfolio transactions or other investment-related costs (e.g., commissions), fees payable for services provided by the Fund’s securities lending agent (if any), interest, taxes, leverage expenses, and other expenses not incurred in the ordinary course of the Fund’s business. This commitment has an indefinite term.

The accompanying notes are an integral part of these financial statements.
Allspring Managed Account | 15

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Managed Account CoreBuilder Shares - Series EM (the “Fund”) which is a diversified series of the Trust.
The Fund is a special purpose fund invested primarily in foreign equity securities and is intended to be used in combination with selected individual securities to effectively model institutional-level investment strategies. The Fund is intended to help enable certain separately managed account investors to achieve greater diversification than smaller managed accounts might otherwise achieve.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management, LLC (“Allspring Funds Management”).
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures implemented by Allspring Funds Management are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2023, such fair value pricing was used in pricing certain foreign securities.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at  rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
16 | Allspring Managed Account

Notes to financial statements
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions received from REIT investments may be characterized as ordinary income, capital gains, or a return of capital to the Fund based on information provided by the REIT. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates may be used in reporting the character of income and distributions for financial statement purposes.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S.generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the fiscal years since commencement of operations are subject to examination by the federal and Delaware revenue authorities. The Fund is not subject to examination by federal and state tax authorities for taxes before 2023, the year the Fund commenced operations.
As of October 31, 2023, the aggregate cost of all investments for federal income tax purposes was $4,646,499 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$183,619
Gross unrealized losses	(336,004)
Net unrealized losses	$(152,385)
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
Allspring Managed Account | 17

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Brazil	$154,554	$0	$0	$154,554
Chile	46,348	0	0	46,348
China	0	667,565	0	667,565
Greece	0	111,896	0	111,896
India	862,237	200,248	0	1,062,485
Indonesia	0	75,990	0	75,990
Malaysia	0	42,493	0	42,493
Mexico	44,698	0	0	44,698
Philippines	52,832	0	0	52,832
Poland	19,316	96,965	0	116,281
Qatar	0	50,864	0	50,864
Saudi Arabia	97,107	124,288	0	221,395
Singapore	84,841	128,404	0	213,245
South Korea	0	437,743	0	437,743
Taiwan	0	586,312	0	586,312
Thailand	0	46,647	0	46,647
United Arab Emirates	135,787	0	0	135,787
Preferred stocks
South Korea	0	346,399	0	346,399
Short-term investments
Investment companies	80,580	0	0	80,580
Total assets	$1,578,300	$2,915,814	$0	$4,494,114
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
At October 31, 2023, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
The Trust has entered into an investment management contract with Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. The manager is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund. For providing these services, Allspring Funds Management does not receive a fee from the Fund but is entitled to receive fees from separately managed account sponsors of the wrap-fee programs. Out of these fees, Allspring Funds Management pays Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, for its services as the subadviser to the Fund.
Generally, no ordinary operating fees or expenses are charged to the Fund. Allspring Funds Management has contractually committed to irrevocably absorb and pay or reimburse all ordinary operating expenses of the Fund, except portfolio transactions or other investment-related costs (e.g., commissions), fees payable for services provided by the Fund’s securities lending agent (if any), interest, taxes, leverage expenses, and other expenses not incurred in the ordinary course of the Fund’s business. This commitment has an indefinite term.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the period from November 16, 2022 (commencement of operations) to October 31, 2023.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the period from November 16, 2022 (commencement of operations) to October 31, 2023 were $8,573,764 and $4,042,785, respectively.
18 | Allspring Managed Account

Notes to financial statements
6.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the period from November 16, 2022 (commencement of operations) to October 31, 2023, there were no borrowings by the Fund under the agreement.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $123,718 of ordinary income for the period from November 16, 2022 (commencement of operations) to October 31, 2023.
As of October 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized losses
$54,373	$(152,382)
8.
CONCENTRATION RISK
Concentration risk exists when a shareholder owns a large amount of shares of the Fund. A fund with a concentration of ownership may be more affected by the investment activity of those shareholders than would be a fund that does not have any ownership concentration. As of October 31, 2023, Allspring Funds Management or one of its affiliates owned 100% of the Fund.
As of the end of the period, the Fund concentrated its portfolio of investments in the financial sector and Asia/Pacific ex-Japan. A fund that invests a substantial portion of its assets in any sector or geographic region may be more affected by changes in that sector or geographic region than would be a fund whose investments are not heavily weighted in any sector or geographic region.
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
Allspring Managed Account | 19

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Managed Account CoreBuilder Shares - Series EM (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of October 31, 2023, the related statements of operations and changes in net assets for the period from November 16, 2022 (commencement of operations) to October 31, 2023, and the related notes (collectively, the financial statements) and the financial highlights for the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations, the changes in its net assets, and the financial highlights for the period from November 16, 2022 to October 31, 2023, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
December 27, 2023
20 | Allspring Managed Account

Other information (unaudited)
Other information
Tax information
Pursuant to Section 854 of the Internal Revenue Code, $65,436 of income dividends paid during the fiscal year ended October 31, 2023 has been designated as qualified dividend income (QDI).
For the fiscal year ended October 31, 2023, $12,149 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Pursuant to Section 853 of the Internal Revenue Code, the following amounts have been designated as foreign taxes paid for the fiscal year ended October 31, 2023. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.
Creditable foreign taxes paid	Per share amount	Foreign income as % of ordinary income distributions
$147,513	$0.0741	100%
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Managed Account | 21

Other information (unaudited)
Board of trustees and officers
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 126 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by call 1-888-877-9275 or by visiting the website at allspringglobal.com.

22 | Allspring Managed Account

Other information (unaudited)
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

Allspring Managed Account | 23

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

24 | Allspring Managed Account

Other information (unaudited)
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Managed Account CoreBuilder® Shares – Series EM (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board considered that the Fund was newly formed. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the absence of compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

Allspring Managed Account | 25

Other information (unaudited)
Fund investment performance and expenses
The Board received and considered information regarding the “zero fee and expense” structure of the Fund. Specifically, the Board noted that the Fund’s gross operating expense ratio and each of its various components, including management fees, administration fees, custody fees, Rule 12b-1 fees, and other fees, were zero. The Board also noted Allspring Funds Management’s representations that the Fund is a special purpose mutual fund for use exclusively within Allspring Funds Management’s separately managed account (“SMA”) advisory business and, as such, Allspring Funds Management would assume and pay or reimburse the Fund under an Expense Assumption Agreement all of the ordinary operating expenses of the Fund, excluding portfolio transaction or other investment related costs, fees payable for services provided by the Fund’s securities lending agent, interest, taxes, leverage expenses, and other expenses not incurred in the ordinary course of the Fund’s business. The Board further noted that Allspring Funds Management is paid a negotiated fee by each SMA sponsor, and that the fee level is identical for all sponsors of SMAs that invest in the Fund.
In light of this unique fee and distribution structure and special purpose of the Fund, the Board does not conduct an investment performance and fee review relative to a peer group or universe. The Board took into account the fee and distribution structure and special purpose of the Fund in deciding to re-approve the Advisory Agreements for the Fund.
Investment management and sub-advisory fee rates
The Board reviewed and considered that the contractual investment management fee rate payable by the Fund to Allspring Funds Management for investment advisory services and fund administration services (the “Management Agreement Rate”) was zero, and also reviewed and considered that the Fund’s other expenses would normally be zero, because of Allspring Funds Management’s commitment to assume and pay or reimburse all of the ordinary operating expenses of the Fund under an Expense Assumption Agreement, an amended version of which the Board was being asked to consider and approve at the Meeting. The Board also considered that the fee rate payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services was also zero, and that any sub-advisory fees would be paid from the fees Allspring Funds Management receives from SMA sponsors and not by the Fund.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the absence of any compensation payable by the Fund to Allspring Funds Management pursuant to the Management Agreement and by Allspring Funds Management to the Sub-Adviser, in each case, was reasonable.
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
The Board acknowledged that Allspring Funds Management does not earn any fee revenue directly from the Fund, given its zero fee structure. Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
In light of the unique fee structure and special purpose of the Fund, the Board did not conduct an analysis of economies of scale in the context of reviewing the Fund’s Advisory Agreements.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund.
The Board received and considered information about payments that Allspring Funds Management would receive from the SMA sponsors. The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

26 | Allspring Managed Account

Other information (unaudited)
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the absence of any compensation payable by the Fund to Allspring Funds Management and by Allspring Funds Management to the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

Allspring Managed Account | 27

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). The Report noted significant liquidity events impacting the Funds related to extended foreign market holidays as well as the difficulty of trading and settlement of most Russia-related securities due to sanctions activity. The Report noted that there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

28 | Allspring Managed Account

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
Attn:  Managed Account Services
P.O. Box 1450
Milwaukee, WI 53201
Website: allspringglobal.com
Telephone: 1-888-877-9275

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-888-877-9275 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-11012023-kub8i82w 12-23
AR4904 10-23

Allspring Emerging Markets Equity Fund
Annual Report
October 31, 2023

The views expressed and any forward-looking statements are as of October 31, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Emerging Markets Equity Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Emerging Markets Equity Fund for the 12-month period that ended October 31, 2023. Globally, stocks and bonds experienced high levels of volatility through the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, as investors anticipated an end to the tight monetary policy despite concerns of a possible impending recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income. However, ongoing rate hikes continued to be a headwind during recent months.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 10.14%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 12.07%, while the MSCI EM Index (Net) (USD)3 had more modest performance, with a gain of 10.80%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned 0.36%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 gained 2.59%, the Bloomberg Municipal Bond Index6 gained 2.64%, and the ICE BofA U.S. High Yield Index7 returned 5.90%.
Despite high inflation and central bank rate hikes, markets rallied.
As the 12-month period began, stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. While inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)8 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
8
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
2 | Allspring Emerging Markets Equity Fund

Letter to shareholders (unaudited)
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported strong job gains and unemployment fell to 3.4%—the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained on the Federal Reserve (Fed) and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was taken as a negative, with inflation not falling quickly enough for the Fed, which raised interest rates by 0.25% in February. Meanwhile, the Bank of England (BoE) and the European Central Bank (ECB) both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, other data in March pointed to economic strength in the U.S., Europe, and China. China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and the eurozone all remained higher than central bank targets, leading to additional rate hikes in March.
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes1 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and the ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, Core CPI2, while continuing to decline, remained stubbornly high in June at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
“ The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
1
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
2
The Core CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
Allspring Emerging Markets Equity Fund | 3

Letter to shareholders (unaudited)
“ With strong
second-quarter gross
domestic product(GDP)
growth—initially
estimated at 2.4%—and
U.S. annual inflation easing steadily to 3.2%
in July, hopes for a soft
economic landing grew. ”
July was a good month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions tended to do well, as investors grew more optimistic regarding economic prospects. With strong second-quarter gross domestic product (GDP) growth––initially estimated at 2.4%––and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the ECB, and the BoE all raised their respective key interest rates by 0.25% in July. In the Fed’s case, speculation grew that it could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed signs of stagnation, renewing concerns of global fallout.
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. On a more positive note, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August, as the annual CPI rose 3.7%. However, the three-month trend for core CPI stood at a more encouraging annualized 2.4%.
Stocks and bonds both had negative overall returns in September as investors reluctantly recited the new chorus of “higher for longer,” led by the Fed’s determination not to lower interest rates until it knows it has vanquished its pesky opponent—higher-than-targeted inflation. As of September, the two primary gauges of U.S. inflation—the annual Core Personal Consumption Expenditures Price Index1 and the CPI—both stood at roughly 4%, twice as high as the Fed’s oft-stated 2% target. The month ended with the prospect of yet another U.S. government shutdown, averted at least temporarily but looming later this fall.
October was a tough month for stocks and bonds. Key global and domestic indexes all were pushed down by rising geopolitical tensions, particularly the Israel-Hamas conflict, and concerns over the Fed’s “higher for longer” monetary policy. The U.S. 10-year Treasury yield rose above 5% for the first time since 2007. Commodity prices did well as oil prices rallied in response to the prospect of oil supply disruptions from the Middle East. U.S. annualized third-quarter GDP was estimated at a healthier-than-anticipated 4.9%. China’s GDP indicated surprisingly strong industrial production and retail sales, offset by ongoing weakness in its real estate sector.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
1
The Core Personal Consumption Expenditures Price Index (PCE) is a measure of prices that people living in the United States, or those buying on their behalf, pay for goods and services. It is sometimes called the core PCE price index, because two categories that can have price swings – food and energy – are left out to make underlying inflation easier to see. You cannot invest directly in an index.
4 | Allspring Emerging Markets Equity Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Emerging Markets Equity Fund | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Derrick Irwin, CFA, Richard Peck, CFA, Yi (Jerry) Zhang, Ph.D., CFA

Average annual total returns (%) as of October 31, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (EMGAX)	9-6-1994	3.37	-0.02	-0.08	9.67	1.17	0.51	1.53	1.43
Class C (EMGCX)	9-6-1994	7.77	0.44	-0.08	8.77	0.44	-0.08	2.28	2.18
Class R6 (EMGDX)	6-28-2013	–	–	–	10.09	1.60	0.95	1.11	1.01
Administrator Class (EMGYX)	9-6-1994	–	–	–	9.70	1.47	0.72	1.46	1.36
Institutional Class (EMGNX)	7-30-2010	–	–	–	10.01	1.52	0.88	1.21	1.11
MSCI EM Index (Net) (USD)[3]	–	–	–	–	10.80	1.59	1.19	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through February 29, 2024 (February 28, 2025 for Class A and C), to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.43% for Class A, 2.18% for Class C, 1.01% for Class R6, 1.36% for Administrator Class and
1.11% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
The Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Emerging Markets Equity Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of October 31, 2023[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the MSCI EM Index (Net) (USD). The chart assumes a hypothetical investment of
$10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Emerging Markets Equity Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund underperformed its benchmark, the MSCI EM Index (Net) (USD), for the 12-month period that ended October 31, 2023.
•The primary sector detractors included consumer discretionary and health care, and country detractors included Brazil and China.
•The primary sector contributors included information technology (IT) and materials; Mexico and Korea were among leading country contributors.
Emerging market equities benefited from resilient global growth, shifting supply chains, and local demand drivers.
Emerging market equities rose during the period as resilient global growth and optimism for lower inflation and interest rates fueled investor appetite for risk assets early in the period. Market drivers included China’s reopening and economic stimulus, high global inflation, central bank interest rate policies, U.S. dollar recovery, shifting supply chains, and geopolitics.
In late 2022, inflation, higher oil prices, hawkish commentary from the Federal Reserve (Fed), and China’s relaxation of its aggressive zero-COVID policy were substantial market drivers. In the first quarter of 2023, China’s reopening and pivot to pro-business policies, Fed rate hikes, and geopolitics caused market volatility. In the second quarter, sluggish Chinese growth was a significant headwind, but the Fed’s rate hike pause in June, moderating emerging market (EM) inflation, and increased demand for artificial intelligence (AI) were strong tailwinds. Late in the period, U.S. interest rates and China’s sluggish economy weighed on EM investors and risk-off sentiment prevailed. EM currencies rose 1.01% versus the U.S. dollar due to high interest rates as central banks sought to tame inflation.

Ten largest holdings (%) as of October 31, 2023[1]
Samsung Electronics Co. Ltd.	6.20
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	4.94
Tencent Holdings Ltd.	4.23
Fomento Economico Mexicano SAB de CV	3.81
Reliance Industries Ltd. GDR	3.56
Taiwan Semiconductor Manufacturing Co. Ltd.	3.20
AIA Group Ltd.	2.19
Alibaba Group Holding Ltd.	2.17
Fibra Uno Administracion SA de CV	2.13
WH Group Ltd.	2.12

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
We emphasize high-quality companies in the Fund.
We continued to make changes to the Fund’s holdings as we sought to own companies of the highest quality and to take advantage of valuation opportunities. During the period, the Fund increased its weight relative to the benchmark in Korea, Singapore, IT, and communication services and reduced relative exposure to Brazil, China, consumer discretionary, and financials. Purchases during the period included Korea’s SK Telecom Co., Ltd., and China’s Kingdee International Software Group Co., Ltd., and Wuxi Biologics (Cayman) Inc. During the period, the Fund trimmed its positions in Mexico’s Fomento Economico Mexicano SAB de CV, and China’s
Vipshop Holdings Ltd. and Trip.com Group Ltd.
Sector allocation as of October 31, 2023[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
Detractors at the country level were diversified and included Brazil and China (stock selection in each) and an overweight to the underperforming Brazil market. In Brazil, the largest detractors were consumer discretionary stocks Americanas S.A.* and Lojas Renner S.A., and health care firm Hapvida Participacoes e Investimentos SA. In China, the individual detractors included health care firm Shandong Weigao Group Medical Polymer Co. Ltd., consumer discretionary companies Li Ning Company Ltd., and China MeiDong Auto Holdings Ltd. At the sector level, leading detractors included consumer discretionary and health care due to stock selection in each. In consumer discretionary, the largest detractors were Brazil’s Americanas S.A. and Lojas Renner S.A. and China’s Li Ning Co., Ltd. In health care, Brazil’s Hapvida Participacoes e Investimentos SA and China’s Shandong Weigao Group Medical Polymer Co. Ltd. were the largest detractors.
Contributors at the country level included Mexico and Korea based on stock selection in each. In Mexico, the largest contributors included
*This security was no longer held at the end of the reporting period.

8 | Allspring Emerging Markets Equity Fund

Performance highlights (unaudited)
Fomento Economico Mexicano SAB de CV (FEMSA), Fibra Uno Administracion SA de CV (FUNO), and Cemex SAB de CV. In Korea, the largest stock contributors were Samsung Electronics Co., Ltd.; SK Hynix Inc.; and SK Telecom Co., Ltd. At the sector level, IT and materials were the leading contributors based on stock selection. We also benefited from our underweight to the underperforming materials sector. In IT, the leading contributors were Taiwan-based semiconductor companies Taiwan Semiconductor Manufacturing Co., Ltd., and MediaTek Inc. and
Korea’s Samsung Electronics Co., Ltd.
Country allocation as of October 31, 2023[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
Outlook
Higher U.S. interest rates and U.S. dollar strength make the outlook for EM murky, but recent volatility may mask the positive impact of key investment drivers. EM growth is likely to exceed developed market growth in 2024, valuations are at a large discount versus developed markets, and investor positioning in EM is light. Incremental improvement in China’s economic news may provide further support for the asset class.
EM inflation continues to moderate, supporting central banks’ objective to ease monetary policy. Resilient U.S. growth, sticky inflation, and the strong dollar forced EM to pause its rate cut cycle, but the trend to lower EM rates is in place. China’s stimulus appears to be gaining traction. The China Manufacturing Purchasing Managers’ Index* for September moved into expansion territory for the first time since March, and Golden-Week tourism spending increased versus 2019 (pre-COVID) levels. Shifting trade patterns, higher energy prices, and fiscal stimulus are also supporting economies and companies across EM. India, Southeast Asia, and Mexico are significant beneficiaries of shifting supply chains and “nearshoring,” while energy and commodity producers are benefiting from higher prices. We remain vigilant to market risks, including geopolitics, but the underlying fundamentals may be better than they appear. We address these risks and opportunities by maintaining a well-diversified portfolio of high-quality companies and by being conscious of the overall risk we take in the portfolio.
*
The China Manufacturing Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.

Allspring Emerging Markets Equity Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2023 to October 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 5-1-2023	Ending account value 10-31-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$942.89	$6.86	1.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$7.12	1.40%
Class C
Actual	$1,000.00	$938.80	$10.65	2.18%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.22	$11.07	2.18%
Class R6
Actual	$1,000.00	$944.31	$4.95	1.01%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.14	1.01%
Administrator Class
Actual	$1,000.00	$942.85	$6.61	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.87	1.35%
Institutional Class
Actual	$1,000.00	$944.31	$5.44	1.11%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.61	$5.65	1.11%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).

10 | Allspring Emerging Markets Equity Fund

Portfolio of investments—October 31, 2023
Portfolio of investments

	Shares	Value
Common stocks: 97.02%
Brazil: 5.18%
Atacadao SA (Consumer staples, Consumer staples distribution & retail)	8,727,000	$15,526,591
B3 SA - Brasil Bolsa Balcao (Financials, Capital markets)	20,185,515	44,440,763
Banco Bradesco SA ADR (Financials, Banks)	5,976,276	16,673,810
BRF SA ADR (Consumer staples, Food products)†	3,969,115	8,216,068
Cia Brasileira de Aluminio (Materials, Metals & mining)	4,652,600	3,506,695
Diagnosticos da America SA (Health care, Health care providers & services)	3,700,673	7,112,515
Hapvida Participacoes e Investimentos SA (Health care, Health care providers & services)144A†	33,701,316	24,665,613
Lojas Renner SA (Consumer discretionary, Specialty retail)	8,956,892	21,780,433
Magazine Luiza SA (Consumer discretionary, Broadline retail)†	22,599,800	5,961,766
Multiplan Empreendimentos Imobiliarios SA (Real estate, Real estate management & development)	1,696,906	8,326,762
Petroleo Brasileiro SA ADR (Energy, Oil, gas & consumable fuels)	562,079	8,431,185
Raia Drogasil SA (Consumer staples, Consumer staples distribution & retail)	2,046,720	10,473,621
Suzano SA (Materials, Paper & forest products)	646,000	6,607,670
Zamp SA (Consumer discretionary, Hotels, restaurants & leisure)†	2,855,794	3,596,825
		185,320,317
Chile: 1.67%
Banco Santander Chile ADR (Financials, Banks)	1,190,492	20,714,561
Falabella SA (Consumer discretionary, Broadline retail)†	19,096,599	38,901,310
		59,615,871
China: 22.02%
Agora, Inc. ADR (Information technology, Software)†	1,224,765	3,600,809
Alibaba Group Holding Ltd. (Consumer discretionary, Broadline retail)†	2,930,000	30,164,563
Alibaba Group Holding Ltd. ADR (Consumer discretionary, Broadline retail)†	940,837	77,656,686
Bilibili, Inc. ADR (Communication services, Entertainment)†	2,098,150	28,178,154
China Literature Ltd. (Communication services, Media)144A†	4,716,168	15,881,600
China Meidong Auto Holdings Ltd. (Consumer discretionary, Specialty retail)	12,373,400	6,635,743
FinVolution Group ADR (Financials, Consumer finance)	4,401,985	20,821,389
GreenTree Hospitality Group Ltd. ADR (Consumer discretionary, Hotels, restaurants & leisure)†	2,531,768	11,190,415
Hua Medicine (Health care, Pharmaceuticals)144A†	8,733,136	1,754,914
Kingdee International Software Group Co. Ltd. (Information technology, Software)†	14,400,000	19,106,896
Li Ning Co. Ltd. (Consumer discretionary, Textiles, apparel & luxury goods)	10,365,207	31,763,172
Meituan Class B (Consumer discretionary, Hotels, restaurants & leisure)144A†	4,709,070	66,751,087
Shandong Weigao Group Medical Polymer Co. Ltd. Class H (Health care, Health care equipment & supplies)	35,410,600	32,867,825
The accompanying notes are an integral part of these financial statements.
Allspring Emerging Markets Equity Fund | 11

Portfolio of investments—October 31, 2023

	Shares	Value
China(continued)
Tencent Holdings Ltd. (Communication services, Interactive media & services)†	4,092,700	$151,465,630
Tencent Music Entertainment Group ADR (Communication services, Entertainment)†	4,556,603	33,080,938
Tongdao Liepin Group (Communication services, Interactive media & services)†	1,636,260	1,202,205
Trip.com Group Ltd. ADR (Consumer discretionary, Hotels, restaurants & leisure)†	945,178	32,136,052
Tsingtao Brewery Co. Ltd. Class H (Consumer staples, Beverages)	5,122,500	38,846,615
Vipshop Holdings Ltd. ADR (Consumer discretionary, Broadline retail)†	3,018,967	43,050,469
Want Want China Holdings Ltd. (Consumer staples, Food products)	76,125,800	47,301,485
Weibo Corp. ADR (Communication services, Interactive media & services)†	2,101,212	24,857,338
Wuxi Biologics Cayman, Inc. (Health care, Life sciences tools & services)144A†	3,493,500	21,721,668
Xiaomi Corp. Class B (Information technology, Technology hardware, storage & peripherals)144A†	20,471,900	36,706,582
Zepp Health Corp. ADR (Information technology, Electronic equipment, instruments & components)♠†	2,439,291	2,512,470
Zhou Hei Ya International Holdings Co. Ltd. (Consumer staples, Food products)144A†	25,612,726	8,451,605
		787,706,310
Colombia: 0.35%
Bancolombia SA ADR (Financials, Banks)	499,100	12,667,158
Hong Kong: 4.95%
AIA Group Ltd. (Financials, Insurance)	9,017,500	78,306,192
Johnson Electric Holdings Ltd. (Consumer discretionary, Automobile components)	4,183,050	5,189,087
Sun Art Retail Group Ltd. (Consumer staples, Consumer staples distribution & retail)	84,455,400	17,829,374
WH Group Ltd. (Consumer staples, Food products)144A	126,938,195	75,811,670
		177,136,323
India: 15.28%
Axis Bank Ltd. (Financials, Banks)	3,301,923	38,962,053
Bajaj Finance Ltd. (Financials, Consumer finance)	153,281	13,798,268
Bharti Airtel Ltd. (Communication services, Wireless telecommunication services)	5,019,052	55,122,278
Bharti Airtel Ltd. (Partly Paid) (Communication services, Wireless telecommunication services)	347,789	2,240,699
Dalmia Bharat Ltd. (Materials, Construction materials)	624,658	15,793,652
Fortis Healthcare Ltd. (Health care, Health care providers & services)†	5,334,970	20,695,484
HDFC Bank Ltd. (Financials, Banks)	4,074,376	72,297,887
HDFC Bank Ltd. ADR (Financials, Banks)	368,752	20,852,926
IDFC First Bank Ltd. (Financials, Banks)†	9,124,275	9,067,265
The accompanying notes are an integral part of these financial statements.
12 | Allspring Emerging Markets Equity Fund

Portfolio of investments—October 31, 2023

	Shares	Value
India(continued)
Indus Towers Ltd. (Communication services, Diversified telecommunication services)†	2,043,851	$4,229,487
ITC Ltd. (Consumer staples, Tobacco)	13,732,027	70,686,165
JM Financial Ltd. (Financials, Capital markets)	8,071,429	7,924,087
Kotak Mahindra Bank Ltd. (Financials, Banks)	1,027,262	21,474,734
Max Financial Services Ltd. (Financials, Insurance)†	895,389	9,834,304
Reliance Industries Ltd. (Energy, Oil, gas & consumable fuels)	450,000	12,374,000
Reliance Industries Ltd. GDR (Energy, Oil, gas & consumable fuels)144A	2,332,274	127,430,789
SBI Life Insurance Co. Ltd. (Financials, Insurance)144A	964,273	15,837,449
UltraTech Cement Ltd. (Materials, Construction materials)	274,000	27,729,887
		546,351,414
Indonesia: 3.07%
Astra International Tbk PT (Industrials, Industrial conglomerates)	79,651,000	28,975,405
Bank Central Asia Tbk PT (Financials, Banks)	62,747,500	34,568,890
Telkom Indonesia Persero Tbk PT (Communication services, Diversified telecommunication services)	73,500,000	16,112,356
Telkom Indonesia Persero Tbk PT ADR (Communication services, Diversified telecommunication services)	1,377,471	30,304,362
		109,961,013
Luxembourg: 0.61%
InPost SA (Industrials, Air freight & logistics)†	2,222,122	21,987,435
Mexico: 10.05%
America Movil SAB de CV ADR (Communication services, Wireless telecommunication services)	3,667,304	60,877,246
Becle SAB de CV (Consumer staples, Beverages)	14,809,921	26,204,253
Cemex SAB de CV ADR (Materials, Construction materials)†	3,865,872	23,079,256
Fibra Uno Administracion SA de CV (Real estate, Diversified REITs)	49,968,804	75,968,990
Fomento Economico Mexicano SAB de CV ADR (Consumer staples, Beverages)	1,202,387	136,362,709
Grupo Financiero Banorte SAB de CV Class O (Financials, Banks)	2,383,566	19,308,881
Sitios Latinoamerica SAB de CV (Communication services, Diversified telecommunication services)†	4,152,304	1,450,969
Wal-Mart de Mexico SAB de CV (Consumer staples, Consumer staples distribution & retail)	4,472,900	16,026,920
		359,279,224
Nigeria: 0.07%
IHS Holding Ltd. (Communication services, Diversified telecommunication services)†	493,367	2,427,366
Peru: 0.15%
Cia de Minas Buenaventura SAA ADR (Materials, Metals & mining)	677,263	5,485,830
Philippines: 0.66%
ACEN Corp. (Utilities, Independent power and renewable electricity producers)	1,884,654	176,374
The accompanying notes are an integral part of these financial statements.
Allspring Emerging Markets Equity Fund | 13

Portfolio of investments—October 31, 2023

	Shares	Value
Philippines(continued)
Ayala Corp. (Industrials, Industrial conglomerates)	837,624	$8,955,675
San Miguel Food & Beverage, Inc. (Consumer staples, Food products)	3,495,810	3,136,001
SM Investments Corp. (Industrials, Industrial conglomerates)†	812,873	11,488,568
		23,756,618
Russia: 0.00%
LUKOIL PJSC (Acquired 4-9-2002, cost $16,145,227) (Energy, Oil, gas & consumable fuels)♦†˃	340,179	0
Ozon Holdings PLC ADR (Acquired 11-24-2020, cost $2,412,000) (Consumer discretionary, Broadline retail)♦‡†˃«	80,400	0
Sberbank of Russia PJSC (Acquired 8-18-2011, cost $17,232,150) (Financials, Banks)♦†˃	6,000,456	0
		0
Singapore: 0.42%
Sea Ltd. ADR (Communication services, Entertainment)†	357,740	14,917,758
South Africa: 2.97%
MTN Group Ltd. (Communication services, Wireless telecommunication services)	4,988,543	24,351,852
Shoprite Holdings Ltd. (Consumer staples, Consumer staples distribution & retail)	3,571,500	45,766,940
Standard Bank Group Ltd. (Financials, Banks)	2,147,090	21,069,419
Tiger Brands Ltd. (Consumer staples, Food products)	1,631,933	15,108,665
		106,296,876
South Korea: 13.15%
KT Corp. (Communication services, Diversified telecommunication services)	335,000	8,104,374
KT Corp. ADR (Communication services, Diversified telecommunication services)	4,534,713	54,779,333
KT&G Corp. (Consumer staples, Tobacco)	352,091	22,211,056
LG Chem Ltd. (Materials, Chemicals)	62,109	20,355,733
NAVER Corp. (Communication services, Interactive media & services)	248,500	34,741,079
Samsung Electronics Co. Ltd. (Information technology, Technology hardware, storage & peripherals)	4,454,800	221,737,127
Samsung Life Insurance Co. Ltd. (Financials, Insurance)	710,337	38,030,955
SK Hynix, Inc. (Information technology, Semiconductors & semiconductor equipment)	553,500	48,067,101
SK Telecom Co. Ltd. (Communication services, Wireless telecommunication services)	424,000	15,461,979
SK Telecom Co. Ltd. ADR (Communication services, Wireless telecommunication services)	340,000	6,888,400
		470,377,137
Taiwan: 12.53%
104 Corp. (Industrials, Professional services)†	1,655,000	10,179,513
The accompanying notes are an integral part of these financial statements.
14 | Allspring Emerging Markets Equity Fund

Portfolio of investments—October 31, 2023

	Shares	Value
Taiwan(continued)
MediaTek, Inc. (Information technology, Semiconductors & semiconductor equipment)†	1,910,881	$49,872,756
President Chain Store Corp. (Consumer staples, Consumer staples distribution & retail)†	3,220,000	25,613,002
Taiwan Semiconductor Manufacturing Co. Ltd. (Information technology, Semiconductors & semiconductor equipment)	7,005,224	114,412,863
Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Information technology, Semiconductors & semiconductor equipment)	2,045,552	176,551,593
Uni-President Enterprises Corp. (Consumer staples, Food products)	34,012,368	71,356,171
		447,985,898
Thailand: 2.43%
PTT Exploration & Production PCL (Energy, Oil, gas & consumable fuels)	1,933,139	8,828,311
PTT PCL (Energy, Oil, gas & consumable fuels)	22,759,000	20,938,503
SCB X PCL (Financials, Banks)	8,405,100	22,886,445
Thai Beverage PCL (Consumer staples, Beverages)	86,427,000	34,136,945
		86,790,204
United States: 1.46%
MercadoLibre, Inc. (Consumer discretionary, Broadline retail)†	25,116	31,162,426
Southern Copper Corp. (Materials, Metals & mining)	282,191	20,007,342
Uxin Ltd. Class A (Consumer discretionary, Specialty retail)♦†	23,979,831	975,188
		52,144,956
Total common stocks (Cost $3,066,162,503)		3,470,207,708

	Interest rate	Maturity date	Principal
Convertible Debentures: 0.00%
Brazil: 0.00%
Lupatech SA Series 1 (Energy, Oil & gas services)♦†	6.50%	4-15-2049	$303,000	0
Total convertible debentures (Cost $160,691)				0

	Dividend rate	Shares
Preferred stocks: 0.24%
Brazil: 0.24%
Petroleo Brasileiro SA (Energy, Oil, gas & consumable fuels)	0.12	1,272,900	8,770,872
Total preferred stocks (Cost $7,897,430)			8,770,872
The accompanying notes are an integral part of these financial statements.
Allspring Emerging Markets Equity Fund | 15

Portfolio of investments—October 31, 2023

	Expiration date	Shares	Value
Warrants: 0.00%
Brazil: 0.00%
Diagnosticos da America SA (Health care, Health care providers & services)♦†	4-30-2025	72,020	$16,999
Total warrants (Cost $0)			16,999

		Yield
Short-term investments: 2.89%
Investment companies: 2.89%
Allspring Government Money Market Fund Select Class♠∞		5.29%	103,234,358	103,234,358
Total short-term investments (Cost $103,234,358)				103,234,358
Total investments in securities (Cost $3,177,454,982)	100.15%			3,582,229,937
Other assets and liabilities, net	(0.15)			(5,445,161)
Total net assets	100.00%			$3,576,784,776

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
♦	The security is fair valued in accordance with procedures approved by the Board of Trustees.
˃
Restricted security as to resale, excluding Rule 144A securities. The Fund held restricted securities with an aggregate current value of $0 (original an aggregate cost of $35,789,377), representing 0.00% of its net assets as of period end.

‡	Security is valued using significant unobservable inputs.
«	This security is on loan pending return from the lending agent.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
GDR	Global depositary receipt
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.
16 | Allspring Emerging Markets Equity Fund

Portfolio of investments—October 31, 2023

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Common stocks
Zepp Health Corp. ADR†	$3,000,328	$0	$0	$0	$(487,858)	$2,512,470	2,439,291	$0
Short-term investments
Allspring Government Money Market Fund Select Class	113,703,486	420,516,493	(430,985,621)	0	0	103,234,358	103,234,358	5,446,935
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	38,056,633	225,700,376	(263,757,266)	257	0	0	0	987,949 [1]
				$257	$(487,858)	$105,746,828		$6,434,884

†	Non-income-earning security
[1]	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.
Allspring Emerging Markets Equity Fund | 17

Statement of assets and liabilities—October 31, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $3,049,201,711)	$3,476,483,109
Investments in affiliated securities, at value (cost $128,253,271)	105,746,828
Cash	7,081
Cash collateral for securities on loan	1,386,900
Foreign currency, at value (cost $8,536,153)	7,307,740
Receivable for investments sold	4,567,300
Receivable for Fund shares sold	4,356,974
Receivable for dividends	3,737,177
Prepaid expenses and other assets	218,417
Total assets	3,603,811,526
Liabilities
Contingent tax liability	16,088,489
Payable for Fund shares redeemed	3,532,572
Management fee payable	2,883,879
Custody and accounting fees payable	1,730,316
Payable upon receipt of securities loaned	1,386,400
Payable for investments purchased	872,128
Administration fees payable	377,770
Distribution fee payable	2,862
Accrued expenses and other liabilities	152,334
Total liabilities	27,026,750
Total net assets	$3,576,784,776
Net assets consist of
Paid-in capital	$3,641,831,259
Total distributable loss	(65,046,483)
Total net assets	$3,576,784,776
The accompanying notes are an integral part of these financial statements.
18 | Allspring Emerging Markets Equity Fund

Statement of assets and liabilities—October 31, 2023

Computation of net asset value and offering price per share
Net assets–Class A	$140,305,794
Shares outstanding–Class A1	6,389,624
Net asset value per share–Class A	$21.96
Maximum offering price per share – Class A2	$23.30
Net assets–Class C	$4,372,606
Shares outstanding–Class C1	241,531
Net asset value per share–Class C	$18.10
Net assets–Class R6	$371,407,765
Shares outstanding–Class R6[1]	16,223,151
Net asset value per share–Class R6	$22.89
Net assets–Administrator Class	$36,100,547
Shares outstanding–Administrator Class[1]	1,551,981
Net asset value per share–Administrator Class	$23.26
Net assets–Institutional Class	$3,024,598,064
Shares outstanding–Institutional Class[1]	132,161,976
Net asset value per share–Institutional Class	$22.89
1 The Fund has an unlimited number of authorized shares.
2  Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
Allspring Emerging Markets Equity Fund | 19

Statement of operations—year ended October 31, 2023
Statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $12,908,207)	$93,403,525
Income from affiliated securities	5,648,939
Interest (net of foreign withholding taxes of $58)	37,173
Total investment income	99,089,637
Expenses
Management fee	39,778,556
Administration fees
Class A	319,912
Class C	11,070
Class R6	122,107
Administrator Class	57,415
Institutional Class	4,279,716
Shareholder servicing fees
Class A	387,037
Class C	13,299
Administrator Class	108,736
Distribution fee
Class C	39,853
Custody and accounting fees	2,659,720
Professional fees	154,836
Registration fees	160,815
Shareholder report expenses	667,472
Trustees’ fees and expenses	19,975
Other fees and expenses	149,716
Total expenses	48,930,235
Less: Fee waivers and/or expense reimbursements
Fund-level	(5,075,907)
Class A	(38,207)
Class C	(130)
Class R6	(26,052)
Administrator Class	(2,756)
Institutional Class	(220,626)
Net expenses	43,566,557
Net investment income	55,523,080
The accompanying notes are an integral part of these financial statements.
20 | Allspring Emerging Markets Equity Fund

Statement of operations—year ended October 31, 2023

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	$(283,377,767)
Affiliated securities	257
Foreign currency and foreign currency translations	(344,540)
Net realized losses on investments	(283,722,050)
Net change in unrealized gains (losses) on
Unaffiliated securities (net of deferred foreign capital gains tax of $2,622,375)	601,652,696
Affiliated securities	(487,858)
Foreign currency and foreign currency translations	(73,832)
Net change in unrealized gains (losses) on investments	601,091,006
Net realized and unrealized gains (losses) on investments	317,368,956
Net increase in net assets resulting from operations	$372,892,036
The accompanying notes are an integral part of these financial statements.
Allspring Emerging Markets Equity Fund | 21

Statement of changes in net assets
Statement of changes in net assets
	Year ended October 31, 2023		Year ended October 31, 2022
Operations
Net investment income		$55,523,080		$49,464,076
Net realized losses on investments		(283,722,050)		(157,619,252)
Net change in unrealized gains (losses) on investments		601,091,006		(1,751,750,563)
Net increase (decrease) in net assets resulting from operations		372,892,036		(1,859,905,739)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(1,206,336)		(523,337)
Class R6		(5,221,911)		(3,926,921)
Administrator Class		(408,773)		(226,378)
Institutional Class		(38,037,723)		(29,592,408)
Total distributions to shareholders		(44,874,743)		(34,269,044)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	526,956	12,429,497	522,651	13,494,450
Class C	10,989	211,779	16,918	350,881
Class R6	2,816,191	68,449,429	4,238,704	110,361,263
Administrator Class	169,953	4,205,464	238,489	6,392,265
Institutional Class	26,992,809	652,959,509	40,883,064	1,076,015,019
		738,255,678		1,206,613,878
Reinvestment of distributions
Class A	48,589	1,102,474	17,202	485,624
Class R6	185,248	4,366,293	113,499	3,332,328
Administrator Class	16,841	404,511	7,483	223,655
Institutional Class	1,598,910	37,718,277	998,541	29,327,151
		43,591,555		33,368,758
Payment for shares redeemed
Class A	(1,123,006)	(25,992,556)	(1,332,931)	(33,898,169)
Class C	(103,550)	(1,984,353)	(174,207)	(3,663,650)
Class R6	(4,292,148)	(105,617,539)	(3,896,910)	(101,644,199)
Administrator Class	(557,436)	(13,911,202)	(772,810)	(20,890,449)
Institutional Class	(37,538,966)	(911,083,142)	(70,531,121)	(1,854,111,980)
		(1,058,588,792)		(2,014,208,447)
Net decrease in net assets resulting from capital share transactions		(276,741,559)		(774,225,811)
Total increase (decrease) in net assets		51,275,734		(2,668,400,594)
Net assets
Beginning of period		3,525,509,042		6,193,909,636
End of period		$3,576,784,776		$3,525,509,042
The accompanying notes are an integral part of these financial statements.
22 | Allspring Emerging Markets Equity Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$20.18	$30.11	$27.39	$25.29	$21.16
Net investment income (loss)	0.26 [1]	0.18 [1]	(0.07)[1]	0.00 [2]	0.10
Payment from affiliate	0.00	0.00	0.00	0.00 [2]	0.00
Net realized and unrealized gains (losses) on investments	1.70	(10.04)	2.81	2.28	4.11
Total from investment operations	1.96	(9.86)	2.74	2.28	4.21
Distributions to shareholders from
Net investment income	(0.18)	(0.07)	(0.02)	(0.18)	(0.08)
Net asset value, end of period	$21.96	$20.18	$30.11	$27.39	$25.29
Total return[3]	9.67%	(32.82)%	10.00%	9.03%[4]	19.95%
Ratios to average net assets (annualized)
Gross expenses	1.57%	1.54%	1.48%	1.54%	1.57%
Net expenses	1.42%	1.43%	1.46%	1.52%	1.57%
Net investment income (loss)	1.12%	0.69%	(0.21)%	0.13%	0.43%
Supplemental data
Portfolio turnover rate	4%	5%	9%	12%	8%
Net assets, end of period (000s omitted)	$140,306	$139,997	$232,735	$210,393	$227,811

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges.
[4]	During the year ended October 31, 2020, the Fund received a payment from an affiliate that had an impact of less than 0.005% on total return.
The accompanying notes are an integral part of these financial statements.
Allspring Emerging Markets Equity Fund | 23

Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$16.64	$24.95	$22.86	$21.09	$17.71
Net investment income (loss)	0.07 [1]	(0.02)[1]	(0.27)[1]	(0.14)[1]	(0.07)[1]
Payment from affiliate	0.00	0.00	0.00	0.04	0.00
Net realized and unrealized gains (losses) on investments	1.39	(8.29)	2.36	1.87	3.45
Total from investment operations	1.46	(8.31)	2.09	1.77	3.38
Net asset value, end of period	$18.10	$16.64	$24.95	$22.86	$21.09
Total return[2]	8.77%	(33.31)%	9.14%	8.39%[3]	19.09%
Ratios to average net assets (annualized)
Gross expenses	2.32%	2.28%	2.23%	2.29%	2.32%
Net expenses	2.19%	2.19%	2.22%	2.28%	2.32%
Net investment income (loss)	0.34%	(0.11)%	(0.98)%	(0.64)%	(0.37)%
Supplemental data
Portfolio turnover rate	4%	5%	9%	12%	8%
Net assets, end of period (000s omitted)	$4,373	$5,558	$12,260	$20,149	$29,484

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	During the year ended October 31, 2020, the Fund received a payment from an affiliate which had a 0.18% impact on the total return.
The accompanying notes are an integral part of these financial statements.
24 | Allspring Emerging Markets Equity Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
Class R6	2023	2022	2021	2020	2019
Net asset value, beginning of period	$21.06	$31.45	$28.59	$26.39	$22.10
Net investment income	0.37 [1]	0.30 [1]	0.08 [1]	0.17	0.22 [1]
Net realized and unrealized gains (losses) on investments	1.76	(10.47)	2.92	2.33	4.27
Total from investment operations	2.13	(10.17)	3.00	2.50	4.49
Distributions to shareholders from
Net investment income	(0.30)	(0.22)	(0.14)	(0.30)	(0.20)
Net asset value, end of period	$22.89	$21.06	$31.45	$28.59	$26.39
Total return	10.09%	(32.53)%	10.47%	9.49%	20.50%
Ratios to average net assets (annualized)
Gross expenses	1.15%	1.11%	1.05%	1.11%	1.14%
Net expenses	1.01%	1.01%	1.04%	1.11%	1.14%
Net investment income	1.54%	1.13%	0.23%	0.55%	0.88%
Supplemental data
Portfolio turnover rate	4%	5%	9%	12%	8%
Net assets, end of period (000s omitted)	$371,408	$368,845	$536,456	$324,637	$351,829

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
Allspring Emerging Markets Equity Fund | 25

Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
Administrator Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$21.39	$31.89	$29.01	$26.50	$22.18
Net investment income (loss)	0.30 [1]	0.20 [1]	(0.05)[1]	0.05 [1]	0.13 [1]
Payment from affiliate	0.00	0.00	0.00	0.31	0.00
Net realized and unrealized gains (losses) on investments	1.78	(10.60)	2.97	2.35	4.30
Total from investment operations	2.08	(10.40)	2.92	2.71	4.43
Distributions to shareholders from
Net investment income	(0.21)	(0.10)	(0.04)	(0.20)	(0.11)
Net asset value, end of period	$23.26	$21.39	$31.89	$29.01	$26.50
Total return	9.70%	(32.73)%[2]	10.09%	10.25%[3]	20.09%
Ratios to average net assets (annualized)
Gross expenses	1.49%	1.45%	1.40%	1.46%	1.49%
Net expenses	1.35%	1.36%	1.38%	1.43%	1.46%
Net investment income (loss)	1.20%	0.75%	(0.13)%	0.20%	0.54%
Supplemental data
Portfolio turnover rate	4%	5%	9%	12%	8%
Net assets, end of period (000s omitted)	$36,101	$41,117	$78,118	$73,888	$104,869

[1]	Calculated based upon average shares outstanding
[2]	During the year ended October 31, 2022, the Fund received payments from a service provider which had a 0.04% impact on the total return.
[3]	During the year ended October 31, 2020, the Fund received a payment from an affiliate which had a 1.16% impact on the total return.
The accompanying notes are an integral part of these financial statements.
26 | Allspring Emerging Markets Equity Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$21.05	$31.42	$28.57	$26.38	$22.10
Net investment income	0.35 [1]	0.27 [1]	0.04 [1]	0.14	0.19
Net realized and unrealized gains (losses) on investments	1.76	(10.45)	2.92	2.34	4.28
Total from investment operations	2.11	(10.18)	2.96	2.48	4.47
Distributions to shareholders from
Net investment income	(0.27)	(0.19)	(0.11)	(0.29)	(0.19)
Net asset value, end of period	$22.89	$21.05	$31.42	$28.57	$26.38
Total return	10.01%	(32.60)%	10.39%	9.42%	20.40%
Ratios to average net assets (annualized)
Gross expenses	1.25%	1.21%	1.15%	1.21%	1.25%
Net expenses	1.11%	1.11%	1.14%	1.18%	1.19%
Net investment income	1.43%	1.03%	0.12%	0.49%	0.81%
Supplemental data
Portfolio turnover rate	4%	5%	9%	12%	8%
Net assets, end of period (000s omitted)	$3,024,598	$2,969,992	$5,334,340	$3,984,940	$3,475,314

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
Allspring Emerging Markets Equity Fund | 27

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Emerging Markets Equity Fund (the “Fund”) which is a diversified series of the Trust.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management, LLC (“Allspring Funds Management”).
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures implemented by Allspring Funds Management are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2023, such fair value pricing was used in pricing certain foreign securities.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at  rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
During the period, the Fund participated in a program to lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities were on loan, the Fund received interest
28 | Allspring Emerging Markets Equity Fund

Notes to financial statements
or dividends on those securities. Cash collateral received in connection with its securities lending transactions was invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”), an affiliated non-registered investment company. Interests in the non-registered investment company that were redeemable at net asset value were fair valued normally at net asset value. Effective at the close of business on March 29, 2023, the Fund is no longer participating in the securities lending program and the Securities Lending Fund was liquidated. The Fund has one unsettled loan which is fully collateralized by cash and will continue to hold the cash collateral until the security is returned to the Fund. Securities Lending Fund was managed by Allspring Funds Management and was subadvised by Allspring Global Investments, LLC (“Allspring Investments”), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management received an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increased. All of the fees received by Allspring Funds Management were paid to Allspring Investments for its services as subadviser.
Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis.  Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased.  If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions received from REIT investments may be characterized as ordinary income, capital gains, or a return of capital to the Fund based on information provided by the REIT. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates may be used in reporting the character of income and distributions for financial statement purposes.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of October 31, 2023, the aggregate cost of all investments for federal income tax purposes was $3,240,174,137 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$1,076,643,173
Gross unrealized losses	(734,587,373)
Net unrealized gains	$342,055,800
As of October 31, 2023, the Fund had capital loss carryforwards which consist of $80,519,140 in short-term capital losses and $367,349,127 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
Allspring Emerging Markets Equity Fund | 29

Notes to financial statements
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Brazil	$185,320,317	$0	$0	$185,320,317
Chile	20,714,561	38,901,310	0	59,615,871
China	277,084,720	510,621,590	0	787,706,310
Colombia	12,667,158	0	0	12,667,158
Hong Kong	0	177,136,323	0	177,136,323
India	20,852,926	525,498,488	0	546,351,414
Indonesia	30,304,362	79,656,651	0	109,961,013
Luxembourg	0	21,987,435	0	21,987,435
Mexico	359,279,224	0	0	359,279,224
Nigeria	2,427,366	0	0	2,427,366
Peru	5,485,830	0	0	5,485,830
Philippines	3,136,001	20,620,617	0	23,756,618
Russia	0	0	0	0
Singapore	14,917,758	0	0	14,917,758
South Africa	91,188,211	15,108,665	0	106,296,876
South Korea	61,667,733	408,709,404	0	470,377,137
Taiwan	186,731,106	261,254,792	0	447,985,898
Thailand	0	86,790,204	0	86,790,204
United States	51,169,768	975,188	0	52,144,956
Convertible debentures	0	0	0	0
Preferred stocks
Brazil	8,770,872	0	0	8,770,872
Warrants
Brazil	0	16,999	0	16,999
Short-term investments
Investment companies	103,234,358	0	0	103,234,358
Total assets	$1,434,952,271	$2,147,277,666	$0	$3,582,229,937
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
At October 31, 2023, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among
30 | Allspring Emerging Markets Equity Fund

Notes to financial statements
other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $1 billion	1.050%
Next $1 billion	1.025
Next $2 billion	1.000
Next $1 billion	0.975
Next $3 billion	0.965
Next $2 billion	0.955
Over $10 billion	0.945
For the year ended October 31, 2023, the management fee was equivalent to an annual rate of 1.02% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Investments is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.65% and declining to 0.45% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.20%
Class C	0.20
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.21% of its respective average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through February 29, 2024 (February 28, 2025 for Class A and C) to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of October 31, 2023, the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class A	1.43%
Class C	2.18
Class R6	1.01
Administrator Class	1.36
Institutional Class	1.11
Prior to June 30, 2023, the Fund’s expenses were capped at 1.44% for Class A and 2.19% for Class C.
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges
Allspring Emerging Markets Equity Fund | 31

Notes to financial statements
from redemptions of Class C shares. For the year ended October 31, 2023, Allspring Funds Distributor received $1,657 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended October 31, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended October 31, 2023.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2023 were $168,290,563 and $430,217,459, respectively.
6.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended October 31, 2023, there were no borrowings by the Fund under the agreement.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $44,874,743 and $34,269,045 of ordinary income for the years ended October 31, 2023 and October 31, 2022, respectively.
As of October 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$43,608,432	$340,815,445	$(447,868,267)
8.
CONCENTRATION  RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in China and Hong Kong. A fund that invests a substantial portion of its assets in any country or geographic region will be more vulnerable than a fund that invests its assets more broadly to the economic, financial, political or other developments affecting that country or region. Such developments may have a significant impact on the Fund’s investment performance causing such performance to be more volatile than the investment performance of a more geographically diversified fund.
9.
MARKET RISKS
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted. As of October 31, 2023, the Fund held 0.00% of its total net assets in Russian securities with unrealized losses in the amount of $35,789,377.
10.INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without
32 | Allspring Emerging Markets Equity Fund

Notes to financial statements
the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
Allspring Emerging Markets Equity Fund | 33

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Emerging Markets Equity Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, transfer agent and broker, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
December 27, 2023
34 | Allspring Emerging Markets Equity Fund

Other information (unaudited)
Other information
Tax information
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 1% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended October 31, 2023.
Pursuant to Section 854 of the Internal Revenue Code, $66,552,429 of income dividends paid during the fiscal year ended October 31, 2023 has been designated as qualified dividend income (QDI).
Pursuant to Section 853 of the Internal Revenue Code, the following amounts have been designated as foreign taxes paid for the fiscal year ended October 31, 2023. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.
Creditable foreign taxes paid	Per share amount	Foreign income as % of ordinary income distributions
$13,524,662	$0.0864	100%
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Emerging Markets Equity Fund | 35

Other information (unaudited)
Board of trustees and officers
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 126 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds  (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

36 | Allspring Emerging Markets Equity Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Emerging Markets Equity Fund | 37

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

38 | Allspring Emerging Markets Equity Fund

Other information (unaudited)
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Emerging Markets Equity Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

Allspring Emerging Markets Equity Fund | 39

Other information (unaudited)
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods under review except the three-year period, which was lower than the average investment performance of the Universe. The Board also noted that the investment performance of the Fund was higher than the investment performance of its benchmark index, the MSCI Emerging Markets Index (Net), for the one-year period, lower than the investment performance of its benchmark index for the three-year period and in range of the investment performance of its benchmark index for the five- and ten-year periods.
The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe and benchmark over the longer time periods under review.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were equal to or in range of the median net operating expense ratios of the expense Groups for each share class except the Administrator Class, which was higher than the median net operating expense ratios of the expense Groups. The Board noted that Allspring Funds Management had agreed to reduce the net operating expense caps for the Fund’s Class A shares.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of the average rates for the Fund’s expense Group for each share class except the Administrator Class, which was higher than the sum of the average rates for the Fund’s expense Group.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received

40 | Allspring Emerging Markets Equity Fund

Other information (unaudited)
information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

Allspring Emerging Markets Equity Fund | 41

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). The Report noted significant liquidity events impacting the Funds related to extended foreign market holidays as well as the difficulty of trading and settlement of most Russia-related securities due to sanctions activity. The Report noted that there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

42 | Allspring Emerging Markets Equity Fund

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For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
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© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-11012023-qzoazhwm 12-23
AR0663 10-23

Allspring Emerging Markets Equity Income Fund
Annual Report
October 31, 2023

The views expressed and any forward-looking statements are as of October 31, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Emerging Markets Equity Income Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Emerging Markets Equity Income Fund for the 12-month period that ended October 31, 2023. Globally, stocks and bonds experienced high levels of volatility through the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, as investors anticipated an end to the tight monetary policy despite concerns of a possible impending recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income. However, ongoing rate hikes continued to be a headwind during recent months.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 10.14%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 12.07%, while the MSCI EM Index (Net) (USD)3 had more modest performance, with a gain of 10.80%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned 0.36%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 gained 2.59%, the Bloomberg Municipal Bond Index6 gained 2.64%, and the ICE BofA U.S. High Yield Index7 returned 5.90%.
Despite high inflation and central bank rate hikes, markets rallied.
As the 12-month period began, stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. While inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)8 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
8
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
2 | Allspring Emerging Markets Equity Income Fund

Letter to shareholders (unaudited)
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported strong job gains and unemployment fell to 3.4%—the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained on the Federal Reserve (Fed) and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was taken as a negative, with inflation not falling quickly enough for the Fed, which raised interest rates by 0.25% in February. Meanwhile, the Bank of England (BoE) and the European Central Bank (ECB) both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, other data in March pointed to economic strength in the U.S., Europe, and China. China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and the eurozone all remained higher than central bank targets, leading to additional rate hikes in March.
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes1 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and the ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, Core CPI2, while continuing to decline, remained stubbornly high in June at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
“ The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
1
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
2
The Core CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
Allspring Emerging Markets Equity Income Fund | 3

Letter to shareholders (unaudited)
“ With strong
second-quarter gross
domestic product(GDP)
growth—initially
estimated at 2.4%—and
U.S. annual inflation easing steadily to 3.2%
in July, hopes for a soft
economic landing grew. ”
July was a good month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions tended to do well, as investors grew more optimistic regarding economic prospects. With strong second-quarter gross domestic product (GDP) growth––initially estimated at 2.4%––and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the ECB, and the BoE all raised their respective key interest rates by 0.25% in July. In the Fed’s case, speculation grew that it could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed signs of stagnation, renewing concerns of global fallout.
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. On a more positive note, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August, as the annual CPI rose 3.7%. However, the three-month trend for core CPI stood at a more encouraging annualized 2.4%.
Stocks and bonds both had negative overall returns in September as investors reluctantly recited the new chorus of “higher for longer,” led by the Fed’s determination not to lower interest rates until it knows it has vanquished its pesky opponent—higher-than-targeted inflation. As of September, the two primary gauges of U.S. inflation—the annual Core Personal Consumption Expenditures Price Index1 and the CPI—both stood at roughly 4%, twice as high as the Fed’s oft-stated 2% target. The month ended with the prospect of yet another U.S. government shutdown, averted at least temporarily but looming later this fall.
October was a tough month for stocks and bonds. Key global and domestic indexes all were pushed down by rising geopolitical tensions, particularly the Israel-Hamas conflict, and concerns over the Fed’s “higher for longer” monetary policy. The U.S. 10-year Treasury yield rose above 5% for the first time since 2007. Commodity prices did well as oil prices rallied in response to the prospect of oil supply disruptions from the Middle East. U.S. annualized third-quarter GDP was estimated at a healthier-than-anticipated 4.9%. China’s GDP indicated surprisingly strong industrial production and retail sales, offset by ongoing weakness in its real estate sector.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
1
The Core Personal Consumption Expenditures Price Index (PCE) is a measure of prices that people living in the United States, or those buying on their behalf, pay for goods and services. It is sometimes called the core PCE price index, because two categories that can have price swings – food and energy – are left out to make underlying inflation easier to see. You cannot invest directly in an index.
4 | Allspring Emerging Markets Equity Income Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Emerging Markets Equity Income Fund | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks to achieve long-term capital appreciation and current income.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio manager	Alison Shimada, Elaine Tse

Average annual total returns (%) as of October 31, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (EQIAX)	5-31-2012	3.42	-0.24	-0.02	9.72	0.95	0.57	1.70	1.55
Class C (EQICX)	5-31-2012	7.79	0.16	-0.03	8.79	0.16	-0.03	2.45	2.30
Class R6 (EQIRX)[3]	9-30-2015	–	–	–	10.10	1.33	0.99	1.27	1.17
Administrator Class (EQIDX)	5-31-2012	–	–	–	9.75	1.03	0.72	1.62	1.45
Institutional Class (EQIIX)	5-31-2012	–	–	–	9.95	1.26	0.94	1.37	1.22
MSCI EM Index (Net) (USD)[4]	–	–	–	–	10.80	1.59	1.19	–	–
MSCI EM High Dividend Yield Index (Net) (USD)[5]	–	–	–	–	16.86	0.61	-0.25	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through February 29, 2024, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.55% for Class A, 2.30% for Class C, 1.17% for Class R6, 1.45% for Administrator Class and 1.22% for Institutional Class. Brokerage
commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees.
Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[4]
The Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]
The MSCI EM High Dividend Yield Index (Net) (USD) is based on the MSCI EM Index, its parent index, and includes large and mid-cap stocks. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends. You cannot invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

6 | Allspring Emerging Markets Equity Income Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of October 31, 2023[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the MSCI EM Index (Net) (USD) and MSCI EM High Dividend Yield Index (Net) (USD).
The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Emerging Markets Equity Income Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund underperformed the MSCI EM Index (Net) (USD) for the 12-month period that ended October 31, 2023.
•Stock selection within the communication services, consumer staples, and real estate sectors detracted from performance. This was partially offset by favorable stock selection in the utilities, materials, and financials sectors.
•Stock selection within China/Hong Kong, Mexico, and Brazil detracted from performance but was partially offset by positioning in India, Korea, and South Africa.
The MSCI EM Index (Net) (USD) advanced 10.80% over the 12-month period, primarily due to strong performance at the beginning of the period in North Asia, including Taiwan, China/Hong Kong, and Korea, which outperformed the market primarily due to strong performance from the information technology (IT) sector as investor sentiment improved with China reopening and a bottoming of the semiconductor downcycle.
The Europe, Middle East, and Africa (EMEA) region underperformed given weak performance among oil-exporting countries in the Persian Gulf as Brent crude oil declined approximately 7.8% during the period despite the extension of voluntary oil cuts from Saudi Arabia and Russia given concerns of a slowdown in global growth as the Federal Reserve (Fed) raised rates 225 basis points (bps; 100 bps equal 1.00%) during the period to 5.5%.
Country to country returns varied substantially, illustrated by 50%-plus returns in Poland, Hungary, Egypt, and Greece versus double-digit declines in Qatar, the United Arab Emirates (UAE), Saudi Arabia, and Kuwait. Nine out of eleven sectors in the MSCI EM Index (Net) (USD) generated positive returns, including IT, communication services, and consumer discretionary. Utilities, materials, and industrials stocks lagged the broader index.
The Fund added to India while reducing exposure to China and Taiwan.
The team recently added to India, owing to its strong structural growth, lower geopolitical risk, and policy continuity as well as the oil-exporting countries in the Persian Gulf, which stand to benefit from the recent rebound in the price of Brent. For example, the team added new names, including Ashok Leyland (a commercial vehicle producer in India), Arabian Drilling (an onshore and offshore gas and oil rig drilling company in Saudi Arabia), and Abu Dhabi Commercial Bank (the UAE’s third-largest bank). On the other hand, the team reduced exposure to China due to ongoing concerns regarding the real estate sector and weak consumer confidence as well as Taiwan on geopolitical noise and cross-strait tension heading into presidential elections in 2024. This was illustrated by exits from Country Garden Services (the largest property management company in China); Prada (a luxury company listed in Hong Kong); and Poya International (a leading retail chain store in Taiwan).
Underperformance was primarily driven by negative allocation effects.
China/Hong Kong was the largest relative detractor in the portfolio. The portfolio had an average underweight, which weighed on relative results as the country outperformed the broader index with a 21.1% return. Stock selection was also negative, driven by a position in Country Garden Services Holdings Co. Ltd. the largest property management company in China. Country Garden was affected by continuously weak sentiment for the Chinese property industry, especially following further deterioration in its sister company’s financial condition. Although its business model is resilient and is expected to generate strong cash flow, we exited the company on lingering concerns on property demand as well as the sister company’s default.

Ten largest holdings (%) as of October 31, 2023[1]
Taiwan Semiconductor Manufacturing Co. Ltd.	7.72
Tencent Holdings Ltd.	4.30
Samsung Electronics Co. Ltd., Preferred stock	3.22
Samsung Electronics Co. Ltd.	3.12
Alibaba Group Holding Ltd.	3.00
Lenovo Group Ltd.	1.86
Midea Group Co. Ltd. Class A	1.76
China Construction Bank Corp. Class H	1.73
Bajaj Auto Ltd.	1.66
Power Grid Corp. of India Ltd.	1.66

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
Negative attribution at the country level was partially offset by being underweight in India, which performed poorly, and by positive stock selection. Bajaj Auto, a leading manufacturer of two-wheel and three-wheel vehicles, performed well, particularly in the second quarter as it reported better-than-expected results and margin expansion on higher average sales price due to a richer product mix. Domestic two-wheel volumes also showed recovery, exports began stabilizing, and new product launches picked up.
At the sector level, communication services was the leading detractor on negative allocation and selection effects. Tencent, one of China’s largest internet companies, is involved in instant messaging and online games and operates a portal. Tencent was the largest relative detractor due to an underweight position as it returned 47.4% during the period. The team added to its position recently given Tencent’s structural margin improvement, which is due to higher contribution from video advertisement, live streaming e-commerce commission income, and mini games. Its Hunyuan large language model will be integrated across Tencent’s ecosystem applications, which could provide additional monetization opportunities over the medium term. Additionally, Tencent’s share repurchase and special dividend yield is high at approximately 7%, and we expect the company to continue to return capital to shareholders.

8 | Allspring Emerging Markets Equity Income Fund

Performance highlights (unaudited)
Sector allocation as of October 31, 2023[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. These amounts are subject to change and may have changed since the date specified.
The portfolio’s overweight allocation to utilities was negative as the sector was the worst-performing sector during the period, declining 7.6%. However, the negative allocation effects were more than offset by positive selection effects due in part to a position in GAIL (India) Limited, the largest gas transmission company (pipelines) in India. The company performed well on exceptional fiscal first quarter results, with earnings before interest, taxes, depreciation, and amortization up five times versus the previous quarter given a strong rebound in gas transmission and trading profits. Additionally, a 28% rally in crude prices during the quarter improved the earnings outlook for the company’s petrochemical and liquified petroleum gas segments.
Outlook
Emerging market equities pulled back by 3.9% in October, resulting in a one-year return of 10.8%, on concerns over the Israeli-Palestinian conflict and as the U.S. 10-year bond yield reached 5%. On the positive side, emerging market currencies are holding up reasonably well and the Chinese government continues to deliver fiscal support, including sizable central government bond issuance. We believe the effectiveness of consistent and progressively stronger measures will come through. We are also encouraged by increased engagement to de-escalate U.S.-China tensions, which has paved the way for Joe Biden and Xi Jinping to meet at the Asia-Pacific Economic Cooperation (APEC) summit in mid-November. Risk-reward for Chinese equities looks attractive at this juncture.

Country allocation as of October 31, 2023[1]

27%
China & Hong Kong
15%
Taiwan
15%
India
11%
South Korea
6%
Brazil
3%
Mexico
3%
Saudi Arabia
3%
South Africa
2%
Indonesia
2%
Thailand
2%
United Arab Emirates
11%
Other

[1]	Figures represent the percentage of the Fund’s long-term investments. These amounts are subject to change and may have changed since the date specified.
While a developed market recession remains a possibility, we believe the semiconductor cycle is bottoming and we expect the rise of machine learning, artificial intelligence (AI), and Chat GPT to drive new product cycles. AI is a multi-year growth story that bodes well for technology-heavy markets, including Taiwan and Korea. South and Southeast Asia are attractive as supply chain alternatives to North Asia. India provides diversification and high structural growth, which justify premium valuations. We expect policy continuity under Modi and the Bharatiya Janata party. We continue to like Indonesia for its green energy transition.
We appreciate Latin America’s resource advantage. Moreover, Chile and Brazil lead in interest rate cuts, although we expect the pace of easing to slow as global financial conditions tighten. We are keeping an eye on fiscal conditions in Latin America given risks from the social agenda of leftist governments. We like valuations in Brazil, although we now expect the fiscal target to be pushed out beyond 2024. Mexico is most vulnerable to a hawkish Fed and U.S. slowdown on top of its president’s unorthodox policies. However, we are hopeful for change with a strong opposition candidate. The Andean region provides access to favored materials, despite political concerns in Peru and Colombia.
We continue to rotate exposure within EMEA, and we have flagged high valuations in the GCC and vulnerability to oil price fluctuation. We are concerned with war escalation, and we remain cautious on Middle East exposure. Any upside to oil prices would be supply driven, including disruption involving Iran, which bodes negatively for equities in the region. South Africa, like Latin America, offers attractive commodity exposure. Despite concerns over electrical grid management and political

Allspring Emerging Markets Equity Income Fund | 9

Performance highlights (unaudited)
controversy, we believe equity prices are very reasonable. Within Emerging Europe, we are most comfortable with our exposure to Poland and Greece on underlying economic growth and improved political clarity.
Overall, we retain our constructive stance on emerging markets despite the Israel-Gaza conflict. We remain confident that we can find opportunities in all emerging market regions from the bottom up. Emerging market valuations have dropped to 11.2 times forward earnings and 1.5 times price/book, trading at a steep discount to developed markets. We expect emerging markets to perform well going forward as the relative growth premium of emerging markets versus developed markets expands once again.

10 | Allspring Emerging Markets Equity Income Fund

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2023 to October 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 5-1-2023	Ending account value 10-31-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$945.65	$7.16	1.46%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.43	1.46%
Class C
Actual	$1,000.00	$941.61	$11.26	2.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.61	$11.67	2.30%
Class R6
Actual	$1,000.00	$946.68	$5.74	1.17%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.31	$5.96	1.17%
Administrator Class
Actual	$1,000.00	$945.55	$7.11	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.38	1.45%
Institutional Class
Actual	$1,000.00	$946.35	$5.99	1.22%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.06	$6.21	1.22%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).

Allspring Emerging Markets Equity Income Fund | 11

Portfolio of investments—October 31, 2023
Portfolio of investments

	Shares	Value
Common stocks: 91.85%
Brazil: 5.43%
B3 SA - Brasil Bolsa Balcao (Financials, Capital markets)	968,800	$2,132,926
Banco BTG Pactual SA (Financials, Capital markets)	463,072	2,718,685
Cia Paranaense de Energia (Utilities, Electric utilities)	1,335,500	2,082,021
Embraer SA ADR (Industrials, Aerospace & defense)†	206,016	2,871,863
Petroleo Brasileiro SA ADR (Energy, Oil, gas & consumable fuels)	250,552	3,465,134
Vale SA (Materials, Metals & mining)	180,400	2,468,905
		15,739,534
Chile: 1.10%
Cencosud SA (Consumer staples, Consumer staples distribution & retail)	931,513	1,509,155
Sociedad Quimica y Minera de Chile SA ADR (Industrials, Electrical equipment)	34,523	1,670,913
		3,180,068
China: 23.79%
Alibaba Group Holding Ltd. (Consumer discretionary, Broadline retail)†	846,200	8,711,691
ANTA Sports Products Ltd. (Consumer discretionary, Textiles, apparel & luxury goods)	179,000	2,024,398
Baidu, Inc. Class A (Communication services, Interactive media & services)†	233,194	3,061,558
Baoshan Iron & Steel Co. Ltd. Class A (Materials, Metals & mining)	1,623,110	1,388,452
China Communications Services Corp. Ltd. Class H (Industrials, Construction & engineering)	4,304,000	1,760,449
China Construction Bank Corp. Class H (Financials, Banks)	8,854,000	5,007,450
China Resources Land Ltd. (Real estate, Real estate management & development)	505,000	1,890,269
China State Construction International Holdings Ltd. (Industrials, Construction & engineering)	2,482,000	2,658,568
China Tower Corp. Ltd. Class H (Communication services, Diversified telecommunication services)144A	24,086,000	2,246,036
Chow Tai Fook Jewellery Group Ltd. (Consumer discretionary, Specialty retail)	1,681,400	2,374,345
ENN Energy Holdings Ltd. (Utilities, Gas utilities)	284,600	2,155,885
Hengli Petrochemical Co. Ltd. Class A (Materials, Chemicals)†	1,211,991	2,427,933
Industrial & Commercial Bank of China Ltd. Class H (Financials, Banks)	9,931,000	4,759,377
Inner Mongolia Yili Industrial Group Co. Ltd. Class A (Consumer staples, Food products)	579,178	2,171,227
JD.com, Inc. Class A (Consumer discretionary, Broadline retail)	178,150	2,264,849
Midea Group Co. Ltd. Class A (Consumer discretionary, Household durables)	707,158	5,115,603
Ping An Insurance Group Co. of China Ltd. Class H (Financials, Insurance)	601,000	3,048,558
Sinopharm Group Co. Ltd. Class H (Health care, Health care providers & services)	668,400	1,598,333
Tencent Holdings Ltd. (Communication services, Interactive media & services)†	337,200	12,479,344
Zhejiang NHU Co. Ltd. Class A (Health care, Pharmaceuticals)	848,621	1,876,352
		69,020,677
Colombia: 0.69%
Ecopetrol SA ADR (Energy, Oil, gas & consumable fuels)	169,782	2,005,126
The accompanying notes are an integral part of these financial statements.
12 | Allspring Emerging Markets Equity Income Fund

Portfolio of investments—October 31, 2023

	Shares	Value
Greece: 1.25%
Hellenic Telecommunications Organization SA (Communication services, Diversified telecommunication services)	100,382	$1,406,993
National Bank of Greece SA (Financials, Banks)†	386,449	2,213,329
		3,620,322
Hong Kong: 2.48%
ASMPT Ltd. (Information technology, Semiconductors & semiconductor equipment)	213,800	1,810,789
Lenovo Group Ltd. (Information technology, Technology hardware, storage & peripherals)	4,630,000	5,388,076
		7,198,865
India: 14.65%
Ashok Leyland Ltd. (Industrials, Machinery)	1,767,827	3,564,244
Bajaj Auto Ltd. (Consumer discretionary, Automobiles)	75,668	4,826,923
Bank of Baroda (Financials, Banks)	834,904	1,968,636
Embassy Office Parks REIT (Real estate, Office REITs)	1,218,130	4,559,790
GAIL India Ltd. (Utilities, Gas utilities)	2,996,791	4,302,852
Infosys Ltd. (Information technology, IT services)	276,284	4,543,702
LIC Housing Finance Ltd. (Financials, Financial services)	724,832	3,999,671
Mahanagar Gas Ltd. (Utilities, Gas utilities)	328,767	4,076,677
NHPC Ltd. (Utilities, Independent power and renewable electricity producers)	6,146,245	3,706,415
Power Finance Corp. Ltd. (Financials, Financial services)	724,668	2,146,099
Power Grid Corp. of India Ltd. (Utilities, Electric utilities)	1,981,754	4,813,156
		42,508,165
Indonesia: 2.18%
Bank Mandiri Persero Tbk PT (Financials, Banks)	10,763,300	3,845,211
Bank Negara Indonesia Persero Tbk PT (Financials, Banks)	8,250,128	2,489,778
		6,334,989
Luxembourg: 0.61%
Samsonite International SA (Consumer discretionary, Textiles, apparel & luxury goods)144A†	568,500	1,760,711
Malaysia: 0.47%
RHB Bank Bhd (Financials, Banks)	1,163,932	1,363,316
Mexico: 3.11%
America Movil SAB de CV ADR (Communication services, Wireless telecommunication services)	76,407	1,268,356
Corp. Inmobiliaria Vesta SAB de CV ADR (Real estate, Real estate management & development)†	58,257	1,831,600
Fibra Uno Administracion SA de CV (Real estate, Diversified REITs)	944,900	1,436,558
Grupo Aeroportuario del Sureste SAB de CV ADR (Industrials, Transportation infrastructure)	7,034	1,520,821
Grupo Financiero Banorte SAB de CV Class O (Financials, Banks)	198,900	1,611,257
Wal-Mart de Mexico SAB de CV (Consumer staples, Consumer staples distribution & retail)	376,491	1,349,011
		9,017,603
The accompanying notes are an integral part of these financial statements.
Allspring Emerging Markets Equity Income Fund | 13

Portfolio of investments—October 31, 2023

	Shares	Value
Panama: 0.51%
Copa Holdings SA Class A (Industrials, Passenger airlines)	18,254	$1,490,439
Peru: 0.50%
Credicorp Ltd. (Financials, Banks)	11,552	1,443,538
Philippines: 0.55%
Bank of the Philippine Islands (Financials, Banks)	895,337	1,585,854
Poland: 1.32%
Bank Polska Kasa Opieki SA (Financials, Banks)	106,345	3,231,524
LPP SA (Consumer discretionary, Textiles, apparel & luxury goods)	183	589,139
		3,820,663
Qatar: 0.55%
Industries Qatar QSC (Industrials, Industrial conglomerates)	478,998	1,609,120
Russia: 0.00%
Alrosa PJSC (Acquired 5-6-2021, cost $1,726,284) (Materials, Metals & mining)♦†˃	1,142,750	0
Saudi Arabia: 2.46%
Al Rajhi Bank (Financials, Banks)	81,578	1,460,292
Arabian Drilling Co. (Energy, Energy equipment & services)†	66,865	3,126,165
Saudi Awwal Bank (Financials, Banks)	151,983	1,357,072
United International Transportation Co. (Industrials, Ground transportation)	66,897	1,200,039
		7,143,568
Singapore: 1.44%
BOC Aviation Ltd. (Industrials, Trading companies & distributors)144A	297,400	1,829,034
Yangzijiang Shipbuilding Holdings Ltd. (Industrials, Machinery)	2,200,800	2,332,811
		4,161,845
South Africa: 2.44%
Bidvest Group Ltd. (Industrials, Industrial conglomerates)	121,406	1,718,477
Naspers Ltd. Class N (Consumer discretionary, Broadline retail)†	8,419	1,314,213
Sanlam Ltd. (Financials, Insurance)	436,530	1,531,105
Standard Bank Group Ltd. (Financials, Banks)	256,442	2,516,469
		7,080,264
South Korea: 6.77%
Doosan Bobcat, Inc. (Industrials, Machinery)	45,798	1,315,823
Fila Holdings Corp. (Consumer discretionary, Textiles, apparel & luxury goods)	62,623	1,658,207
KB Financial Group, Inc. (Financials, Banks)	72,442	2,761,361
Kia Corp. (Consumer discretionary, Automobiles)	34,541	1,973,377
Samsung Electronics Co. Ltd. (Information technology, Technology hardware, storage & peripherals)	181,766	9,047,380
SK Telecom Co. Ltd. (Communication services, Wireless telecommunication services)	78,688	2,869,510
		19,625,658
The accompanying notes are an integral part of these financial statements.
14 | Allspring Emerging Markets Equity Income Fund

Portfolio of investments—October 31, 2023

	Shares	Value
Taiwan: 14.83%
Advanced Energy Solution Holding Co. Ltd. (Industrials, Electrical equipment)	72,000	$1,370,980
Advantech Co. Ltd. (Information technology, Technology hardware, storage & peripherals)	127,085	1,305,129
ASE Technology Holding Co. Ltd. (Information technology, Semiconductors & semiconductor equipment)	682,000	2,387,668
Cathay Financial Holding Co. Ltd. (Financials, Insurance)†	1,454,000	1,973,150
Chroma ATE, Inc. (Information technology, Electronic equipment, instruments & components)	415,000	2,804,403
E Ink Holdings, Inc. (Information technology, Electronic equipment, instruments & components)	368,000	1,914,748
MediaTek, Inc. (Information technology, Semiconductors & semiconductor equipment)†	93,000	2,427,240
momo.com, Inc. (Consumer discretionary, Broadline retail)	83,900	1,383,211
Realtek Semiconductor Corp. (Information technology, Semiconductors & semiconductor equipment)	146,000	1,819,578
Taiwan Semiconductor Manufacturing Co. Ltd. (Information technology, Semiconductors & semiconductor equipment)	1,372,000	22,408,198
Tripod Technology Corp. (Information technology, Electronic equipment, instruments & components)	289,000	1,479,567
Vanguard International Semiconductor Corp. (Information technology, Semiconductors & semiconductor equipment)	805,000	1,748,235
		43,022,107
Thailand: 1.81%
Bangkok Bank PCL (Financials, Banks)	864,600	3,781,585
Thai Beverage PCL (Consumer staples, Beverages)	3,748,600	1,480,622
		5,262,207
United Arab Emirates: 1.54%
Abu Dhabi Commercial Bank PJSC (Financials, Banks)	640,281	1,399,798
Aldar Properties PJSC (Real estate, Real estate management & development)	2,164,692	3,064,633
		4,464,431
United States: 1.37%
Southern Copper Corp. (Materials, Metals & mining)	27,616	1,957,974
Yum China Holdings, Inc. (Consumer discretionary, Hotels, restaurants & leisure)	38,500	2,017,479
		3,975,453
Total common stocks (Cost $248,705,253)		266,434,523

Dividend rate
Preferred stocks: 4.74%
Brazil: 0.85%
Itau Unibanco Holding SA (Financials, Banks)	0.00	464,000	2,468,286
The accompanying notes are an integral part of these financial statements.
Allspring Emerging Markets Equity Income Fund | 15

Portfolio of investments—October 31, 2023

	Dividend rate	Shares	Value
South Korea: 3.89%
LG Chem Ltd. (Materials, Chemicals)	7.40	9,379	$1,958,859
Samsung Electronics Co. Ltd. (Information technology, Technology hardware, storage & peripherals)	0.27	233,946	9,340,225
			11,299,084
Total preferred stocks (Cost $14,150,591)			13,767,370

		Yield
Short-term investments: 2.84%
Investment companies: 2.84%
Allspring Government Money Market Fund Select Class♠∞		5.29%	8,229,693	8,229,693
Total short-term investments (Cost $8,229,693)				8,229,693
Total investments in securities (Cost $271,085,537)	99.43%			288,431,586
Other assets and liabilities, net	0.57			1,648,097
Total net assets	100.00%			$290,079,683

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
♦	The security is fair valued in accordance with procedures approved by the Board of Trustees.
˃
Restricted security as to resale, excluding Rule 144A securities. The Fund held a restricted security with current value of $0 (original cost of $1,726,284), representing 0.00% of its net assets as of period end.

♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$10,320,765	$128,952,110	$(131,043,182)	$0	$0	$8,229,693	8,229,693	$394,552
The accompanying notes are an integral part of these financial statements.
16 | Allspring Emerging Markets Equity Income Fund

Statement of assets and liabilities—October 31, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $262,855,844)	$280,201,893
Investments in affiliated securities, at value (cost $8,229,693)	8,229,693
Cash	182
Foreign currency, at value (cost $830,014)	828,702
Receivable for investments sold	2,069,320
Receivable for dividends	756,846
Receivable for Fund shares sold	63,251
Prepaid expenses and other assets	64,442
Total assets	292,214,329
Liabilities
Payable for investments purchased	1,105,801
Contingent tax liability	281,896
Management fee payable	216,328
Payable for Fund shares redeemed	208,251
Custody and accounting fees payable	180,564
Administration fees payable	34,474
Distribution fees payable	1,611
Accrued expenses and other liabilities	105,721
Total liabilities	2,134,646
Total net assets	$290,079,683
Net assets consist of
Paid-in capital	$335,964,218
Total distributable loss	(45,884,535)
Total net assets	$290,079,683
The accompanying notes are an integral part of these financial statements.
Allspring Emerging Markets Equity Income Fund | 17

Statement of assets and liabilities—October 31, 2023

Computation of net asset value and offering price per share
Net assets–Class A	$62,296,446
Shares outstanding–Class A1	6,431,604
Net asset value per share–Class A	$9.69
Maximum offering price per share – Class A2	$10.28
Net assets–Class C	$2,485,823
Shares outstanding–Class C1	258,101
Net asset value per share–Class C	$9.63
Net assets–Class R6	$27,721,935
Shares outstanding–Class R6[1]	2,866,651
Net asset value per share–Class R6	$9.67
Net assets–Administrator Class	$1,483,678
Shares outstanding–Administrator Class[1]	152,001
Net asset value per share–Administrator Class	$9.76
Net assets–Institutional Class	$196,091,801
Shares outstanding–Institutional Class[1]	20,213,316
Net asset value per share–Institutional Class	$9.70
1 The Fund has an unlimited number of authorized shares.
2  Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
18 | Allspring Emerging Markets Equity Income Fund

Statement of operations—year ended October 31, 2023
Statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $1,465,781)	$11,483,008
Income from non-cash dividends	734,124
Income from affiliated securities	394,552
Interest (net of foreign withholding taxes of $8)	3,965
Total investment income	12,615,649
Expenses
Management fee	3,362,973
Administration fees
Class A	143,383
Class C	6,353
Class R	192 [1]
Class R6	9,239
Administrator Class	2,281
Institutional Class	279,762
Shareholder servicing fees
Class A	173,229
Class C	7,645
Class R	229 [1]
Administrator Class	3,787
Distribution fees
Class C	22,935
Class R	185 [1]
Custody and accounting fees	208,506
Professional fees	126,827
Registration fees	78,241
Shareholder report expenses	54,258
Trustees’ fees and expenses	22,918
Other fees and expenses	67,485
Total expenses	4,570,428
Less: Fee waivers and/or expense reimbursements
Fund-level	(257,488)
Class A	(66,380)
Class C	(1,444)
Administrator Class	(698)
Institutional Class	(116,921)
Net expenses	4,127,497
Net investment income	8,488,152
1 For the period from November 1, 2022 to June 16, 2023. Effective at the close of business on June 16, 2023, Class R shares were converted to Class A shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
Allspring Emerging Markets Equity Income Fund | 19

Statement of operations—year ended October 31, 2023

Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities	$(16,509,234)
Foreign currency and foreign currency translations	(188,006)
Net realized losses on investments	(16,697,240)
Net change in unrealized gains (losses) on
Unaffiliated securities (net of deferred foreign capital gains tax of $256,660)	37,655,331
Foreign currency and foreign currency translations	398
Net change in unrealized gains (losses) on investments	37,655,729
Net realized and unrealized gains (losses) on investments	20,958,489
Net increase in net assets resulting from operations	$29,446,641
The accompanying notes are an integral part of these financial statements.
20 | Allspring Emerging Markets Equity Income Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended October 31, 2023		Year ended October 31, 2022
Operations
Net investment income		$8,488,152		$8,976,628
Net realized losses on investments		(16,697,240)		(19,091,790)
Net change in unrealized gains (losses) on investments		37,655,729		(91,809,626)
Net increase (decrease) in net assets resulting from operations		29,446,641		(101,924,788)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(1,537,618)		(2,272,980)
Class C		(41,933)		(105,651)
Class R		(1,389)[1]		(3,642)
Class R6		(816,800)		(1,156,899)
Administrator Class		(39,226)		(63,004)
Institutional Class		(5,482,344)		(7,016,165)
Total distributions to shareholders		(7,919,310)		(10,618,341)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	355,960	3,665,775	478,576	5,382,246
Class C	18,026	184,185	17,333	182,650
Class R	2,528 [1]	25,872 [1]	2,890	32,427
Class R6	209,687	2,143,968	81,243	849,396
Administrator Class	262,573	2,752,535	12,000	117,480
Institutional Class	5,327,777	54,723,173	6,508,814	72,889,767
		63,495,508		79,453,966
Reinvestment of distributions
Class A	142,319	1,466,445	195,730	2,176,934
Class C	4,035	41,577	9,051	101,754
Class R	136 [1]	1,389 [1]	323	3,590
Class R6	64,003	657,488	84,772	942,060
Administrator Class	3,743	38,872	5,280	59,134
Institutional Class	504,072	5,197,163	601,019	6,657,509
		7,402,934		9,940,981
Payment for shares redeemed
Class A	(1,073,652)	(11,016,635)	(1,113,452)	(12,636,350)
Class C	(142,159)	(1,443,334)	(220,162)	(2,489,013)
Class R	(763)[1]	(7,955)[1]	(2,050)	(22,845)
Class R6	(542,643)	(5,625,702)	(483,719)	(5,843,316)
Administrator Class	(308,193)	(3,224,088)	(17,837)	(203,790)
Institutional Class	(6,672,426)	(68,199,395)	(4,499,368)	(50,418,552)
		(89,517,109)		(71,613,866)
1 For the period from November 1, 2022 to June 16, 2023
The accompanying notes are an integral part of these financial statements.
Allspring Emerging Markets Equity Income Fund | 21

Statement of changes in net assets

	Year ended October 31, 2023		Year ended October 31, 2022
	Shares		Shares
Share conversions
Class A	14,724 [2]	$159,851 [2]	0	$0
Class R	(14,702)[2]	(159,851)[2]	0	0
		0		0
Net increase (decrease) in net assets resulting from capital share transactions		(18,618,667)		17,781,081
Total increase (decrease) in net assets		2,908,664		(94,762,048)
Net assets
Beginning of period		287,171,019		381,933,067
End of period		$290,079,683		$287,171,019
2 Effective at the close of business on June 16, 2023, Class R shares were converted to Class A shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
22 | Allspring Emerging Markets Equity Income Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.03	$12.67	$10.33	$11.21	$10.33
Net investment income	0.25 [1]	0.27 [1]	0.24	0.20	0.24
Net realized and unrealized gains (losses) on investments	0.64	(3.59)	2.34	(0.85)	0.86
Total from investment operations	0.89	(3.32)	2.58	(0.65)	1.10
Distributions to shareholders from
Net investment income	(0.23)	(0.32)	(0.24)	(0.23)	(0.22)
Net asset value, end of period	$9.69	$9.03	$12.67	$10.33	$11.21
Total return[2]	9.72%	(26.67)%	24.93%	(5.83)%	10.78%
Ratios to average net assets (annualized)
Gross expenses	1.68%	1.70%	1.63%	1.65%	1.69%
Net expenses	1.51%	1.54%	1.54%	1.52%	1.62%
Net investment income	2.43%	2.34%	1.88%	2.10%	2.12%
Supplemental data
Portfolio turnover rate	68%	50%	73%	92%	73%
Net assets, end of period (000s omitted)	$62,296	$63,130	$94,152	$83,889	$20,017

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
Allspring Emerging Markets Equity Income Fund | 23

Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$8.98	$12.59	$10.26	$11.15	$10.27
Net investment income	0.16 [1]	0.18 [1]	0.11	0.11	0.15
Net realized and unrealized gains (losses) on investments	0.64	(3.56)	2.36	(0.85)	0.87
Total from investment operations	0.80	(3.38)	2.47	(0.74)	1.02
Distributions to shareholders from
Net investment income	(0.15)	(0.23)	(0.14)	(0.15)	(0.14)
Net asset value, end of period	$9.63	$8.98	$12.59	$10.26	$11.15
Total return[2]	8.79%	(27.27)%	24.00%	(6.69)%	10.01%
Ratios to average net assets (annualized)
Gross expenses	2.43%	2.43%	2.37%	2.40%	2.44%
Net expenses	2.30%	2.30%	2.30%	2.31%	2.37%
Net investment income	1.55%	1.55%	1.07%	1.03%	1.30%
Supplemental data
Portfolio turnover rate	68%	50%	73%	92%	73%
Net assets, end of period (000s omitted)	$2,486	$3,396	$7,203	$8,138	$11,958

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
24 | Allspring Emerging Markets Equity Income Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
Class R6	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.02	$12.67	$10.33	$11.23	$10.34
Net investment income	0.28 [1]	0.31 [1]	0.26	0.24	0.31 [1]
Net realized and unrealized gains (losses) on investments	0.64	(3.59)	2.37	(0.87)	0.85
Total from investment operations	0.92	(3.28)	2.63	(0.63)	1.16
Distributions to shareholders from
Net investment income	(0.27)	(0.37)	(0.29)	(0.27)	(0.27)
Net asset value, end of period	$9.67	$9.02	$12.67	$10.33	$11.23
Total return	10.10%	(26.49)%	25.44%	(5.60)%	11.34%
Ratios to average net assets (annualized)
Gross expenses	1.25%	1.26%	1.19%	1.22%	1.26%
Net expenses	1.17%	1.17%	1.15%	1.16%	1.17%
Net investment income	2.77%	2.72%	2.00%	2.27%	2.81%
Supplemental data
Portfolio turnover rate	68%	50%	73%	92%	73%
Net assets, end of period (000s omitted)	$27,722	$28,296	$43,761	$73,969	$83,481

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
Allspring Emerging Markets Equity Income Fund | 25

Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
Administrator Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.10	$12.78	$10.41	$11.31	$10.41
Net investment income	0.26 [1]	0.28 [1]	0.22 [1]	0.20 [1]	0.25 [1]
Net realized and unrealized gains (losses) on investments	0.64	(3.63)	2.40	(0.87)	0.89
Total from investment operations	0.90	(3.35)	2.62	(0.67)	1.14
Distributions to shareholders from
Net investment income	(0.24)	(0.33)	(0.25)	(0.23)	(0.24)
Net asset value, end of period	$9.76	$9.10	$12.78	$10.41	$11.31
Total return	9.75%	(26.65)%	25.03%	(5.89)%	11.01%
Ratios to average net assets (annualized)
Gross expenses	1.57%	1.55%	1.52%	1.56%	1.61%
Net expenses	1.45%	1.43%	1.45%	1.45%	1.45%
Net investment income	2.48%	2.44%	1.75%	1.92%	2.24%
Supplemental data
Portfolio turnover rate	68%	50%	73%	92%	73%
Net assets, end of period (000s omitted)	$1,484	$1,765	$2,484	$3,842	$4,686

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
26 | Allspring Emerging Markets Equity Income Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.05	$12.70	$10.35	$11.24	$10.35
Net investment income	0.28 [1]	0.30 [1]	0.28	0.19 [1]	0.28
Net realized and unrealized gains (losses) on investments	0.63	(3.60)	2.35	(0.82)	0.87
Total from investment operations	0.91	(3.30)	2.63	(0.63)	1.15
Distributions to shareholders from
Net investment income	(0.26)	(0.35)	(0.28)	(0.26)	(0.26)
Net asset value, end of period	$9.70	$9.05	$12.70	$10.35	$11.24
Total return	9.95%	(26.44)%	25.27%	(5.63)%	11.24%
Ratios to average net assets (annualized)
Gross expenses	1.35%	1.37%	1.30%	1.33%	1.36%
Net expenses	1.22%	1.22%	1.22%	1.22%	1.22%
Net investment income	2.72%	2.68%	2.21%	1.85%	2.54%
Supplemental data
Portfolio turnover rate	68%	50%	73%	92%	73%
Net assets, end of period (000s omitted)	$196,092	$190,468	$234,185	$202,705	$471,068

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
Allspring Emerging Markets Equity Income Fund | 27

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Emerging Markets Equity Income Fund (the “Fund”) which is a diversified series of the Trust.
Effective at the close of business on June 16, 2023, Class R shares became Class A shares in a tax-free conversion. Shareholders of Class R received Class A shares at a value equal to the value of their Class R shares immediately prior to the conversion. Class R shares are no longer offered by the Fund.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management, LLC (“Allspring Funds Management”).
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures implemented by Allspring Funds Management are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2023, such fair value pricing was used in pricing certain foreign securities.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at  rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
28 | Allspring Emerging Markets Equity Income Fund

Notes to financial statements
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions received from REIT investments may be characterized as ordinary income, capital gains, or a return of capital to the Fund based on information provided by the REIT. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates may be used in reporting the character of income and distributions for financial statement purposes.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of October 31, 2023, the aggregate cost of all investments for federal income tax purposes was $276,966,077 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$36,434,830
Gross unrealized losses	(24,969,321)
Net unrealized gains	$11,465,509
As of October 31, 2023, the Fund had capital loss carryforwards which consist of $42,914,641 in short-term capital losses and $15,187,412 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
Allspring Emerging Markets Equity Income Fund | 29

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Brazil	$15,739,534	$0	$0	$15,739,534
Chile	3,180,068	0	0	3,180,068
China	0	69,020,677	0	69,020,677
Colombia	2,005,126	0	0	2,005,126
Greece	0	3,620,322	0	3,620,322
Hong Kong	0	7,198,865	0	7,198,865
India	8,636,467	33,871,698	0	42,508,165
Indonesia	0	6,334,989	0	6,334,989
Luxembourg	0	1,760,711	0	1,760,711
Malaysia	0	1,363,316	0	1,363,316
Mexico	9,017,603	0	0	9,017,603
Panama	1,490,439	0	0	1,490,439
Peru	1,443,538	0	0	1,443,538
Philippines	1,585,854	0	0	1,585,854
Poland	589,139	3,231,524	0	3,820,663
Qatar	0	1,609,120	0	1,609,120
Russia	0	0	0	0
Saudi Arabia	3,126,165	4,017,403	0	7,143,568
Singapore	0	4,161,845	0	4,161,845
South Africa	7,080,264	0	0	7,080,264
South Korea	0	19,625,658	0	19,625,658
Taiwan	0	43,022,107	0	43,022,107
Thailand	0	5,262,207	0	5,262,207
United Arab Emirates	4,464,431	0	0	4,464,431
United States	1,957,974	2,017,479	0	3,975,453
Preferred stocks
Brazil	2,468,286	0	0	2,468,286
South Korea	0	11,299,084	0	11,299,084
Short-term investments
Investment companies	8,229,693	0	0	8,229,693
Total assets	$71,014,581	$217,417,005	$0	$288,431,586
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
At October 31, 2023, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative
30 | Allspring Emerging Markets Equity Income Fund

Notes to financial statements
services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $1 billion	1.050%
Next $1 billion	1.025
Next $2 billion	1.000
Next $1 billion	0.975
Next $3 billion	0.965
Next $2 billion	0.955
Over $10 billion	0.945
For the year ended October 31, 2023, the management fee was equivalent to an annual rate of 1.05% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.65% and declining to 0.45% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.20%
Class C	0.20
Class R	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.21% of its respective average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through February 29, 2024 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of October 31, 2023, the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class A	1.55%
Class C	2.30
Class R6	1.17
Administrator Class	1.45
Institutional Class	1.22
Distribution fees
The Trust has adopted a distribution plan for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares and up to 0.25% of the average daily net assets of Class R shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges
Allspring Emerging Markets Equity Income Fund | 31

Notes to financial statements
from redemptions of Class C shares. For the year ended October 31, 2023, Allspring Funds Distributor received $209 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended October 31, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended October 31, 2023.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2023 were $208,106,355 and $225,279,358, respectively.
6.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended October 31, 2023, there were no borrowings by the Fund under the agreement.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $7,919,310 and $10,618,341 of ordinary income for the years ended October 31, 2023 and October 31, 2022, respectively.
As of October 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$774,508	$11,443,011	$(58,102,053)
8.
CONCENTRATION  RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in China and Hong Kong. A fund that invests a substantial portion of its assets in any country or geographic region will be more vulnerable than a fund that invests its assets more broadly to the economic, financial, political or other developments affecting that country or region. Such developments may have a significant impact on the Fund’s investment performance causing such performance to be more volatile than the investment performance of a more geographically diversified fund.
9.
MARKET RISKS
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted. As of October 31, 2023, the Fund held 0.00% of its total net assets in Russian securities with unrealized losses in the amount of $1,726,284.
10.INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without
32 | Allspring Emerging Markets Equity Income Fund

Notes to financial statements
the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
Allspring Emerging Markets Equity Income Fund | 33

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Emerging Markets Equity Income Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
December 27, 2023
34 | Allspring Emerging Markets Equity Income Fund

Other information (unaudited)
Other information
Tax information
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 2% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended October 31, 2023.
Pursuant to Section 854 of the Internal Revenue Code, $7,739,229 of income dividends paid during the fiscal year ended October 31, 2023 has been designated as qualified dividend income (QDI).
For the fiscal year ended October 31, 2023, $244,064 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Pursuant to Section 853 of the Internal Revenue Code, the following amounts have been designated as foreign taxes paid for the fiscal year ended October 31, 2023. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.
Creditable foreign taxes paid	Per share amount	Foreign income as % of ordinary income distributions
$1,310,056	$0.0438	100%
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Emerging Markets Equity Income Fund | 35

Other information (unaudited)
Board of trustees and officers
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 126 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds  (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

36 | Allspring Emerging Markets Equity Income Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Emerging Markets Equity Income Fund | 37

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

38 | Allspring Emerging Markets Equity Income Fund

Other information (unaudited)
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Emerging Markets Equity Income Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

Allspring Emerging Markets Equity Income Fund | 39

Other information (unaudited)
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was higher than the investment performance of its benchmark index, the MSCI Emerging Markets Index (Net), for the one- and five-year periods, lower than the investment performance of its benchmark index for the three-year period and in range of the investment performance of its benchmark index for ten-year period.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were in range of the median net operating expense ratios of the expense Groups for each share class except the Administrator Class, which was higher than the median net operating expense ratios of the expense Groups.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of the average rates for the Fund’s expense Group for each share class except the Administrator Class, which was higher than the sum of the average rates for the Fund’s expense Group.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

40 | Allspring Emerging Markets Equity Income Fund

Other information (unaudited)
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

Allspring Emerging Markets Equity Income Fund | 41

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). The Report noted significant liquidity events impacting the Funds related to extended foreign market holidays as well as the difficulty of trading and settlement of most Russia-related securities due to sanctions activity. The Report noted that there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

42 | Allspring Emerging Markets Equity Income Fund

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For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-11012023-kvjhioqr 12-23
AR3356 10-23

Allspring Global Long/Short Equity Fund
Annual Report
October 31, 2023

The views expressed and any forward-looking statements are as of October 31, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Global Long/Short Equity Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Global Long/Short Equity Fund for the 12-month period that ended October 31, 2023. Globally, stocks and bonds experienced high levels of volatility through the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, as investors anticipated an end to the tight monetary policy despite concerns of a possible impending recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income. However, ongoing rate hikes continued to be a headwind during recent months.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 10.14%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 12.07%, while the MSCI EM Index (Net) (USD)3 had more modest performance, with a gain of 10.80%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned 0.36%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 gained 2.59%, the Bloomberg Municipal Bond Index6 gained 2.64%, and the ICE BofA U.S. High Yield Index7 returned 5.90%.
Despite high inflation and central bank rate hikes, markets rallied.
As the 12-month period began, stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. While inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)8 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
8
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
2 | Allspring Global Long/Short Equity Fund

Letter to shareholders (unaudited)
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported strong job gains and unemployment fell to 3.4%—the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained on the Federal Reserve (Fed) and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was taken as a negative, with inflation not falling quickly enough for the Fed, which raised interest rates by 0.25% in February. Meanwhile, the Bank of England (BoE) and the European Central Bank (ECB) both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, other data in March pointed to economic strength in the U.S., Europe, and China. China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and the eurozone all remained higher than central bank targets, leading to additional rate hikes in March.
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes1 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and the ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, Core CPI2, while continuing to decline, remained stubbornly high in June at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
“ The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
1
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
2
The Core CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
Allspring Global Long/Short Equity Fund | 3

Letter to shareholders (unaudited)
“ With strong
second-quarter gross
domestic product(GDP)
growth—initially
estimated at 2.4%—and
U.S. annual inflation easing steadily to 3.2%
in July, hopes for a soft
economic landing grew. ”
July was a good month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions tended to do well, as investors grew more optimistic regarding economic prospects. With strong second-quarter gross domestic product (GDP) growth––initially estimated at 2.4%––and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the ECB, and the BoE all raised their respective key interest rates by 0.25% in July. In the Fed’s case, speculation grew that it could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed signs of stagnation, renewing concerns of global fallout.
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. On a more positive note, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August, as the annual CPI rose 3.7%. However, the three-month trend for core CPI stood at a more encouraging annualized 2.4%.
Stocks and bonds both had negative overall returns in September as investors reluctantly recited the new chorus of “higher for longer,” led by the Fed’s determination not to lower interest rates until it knows it has vanquished its pesky opponent—higher-than-targeted inflation. As of September, the two primary gauges of U.S. inflation—the annual Core Personal Consumption Expenditures Price Index1 and the CPI—both stood at roughly 4%, twice as high as the Fed’s oft-stated 2% target. The month ended with the prospect of yet another U.S. government shutdown, averted at least temporarily but looming later this fall.
October was a tough month for stocks and bonds. Key global and domestic indexes all were pushed down by rising geopolitical tensions, particularly the Israel-Hamas conflict, and concerns over the Fed’s “higher for longer” monetary policy. The U.S. 10-year Treasury yield rose above 5% for the first time since 2007. Commodity prices did well as oil prices rallied in response to the prospect of oil supply disruptions from the Middle East. U.S. annualized third-quarter GDP was estimated at a healthier-than-anticipated 4.9%. China’s GDP indicated surprisingly strong industrial production and retail sales, offset by ongoing weakness in its real estate sector.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
1
The Core Personal Consumption Expenditures Price Index (PCE) is a measure of prices that people living in the United States, or those buying on their behalf, pay for goods and services. It is sometimes called the core PCE price index, because two categories that can have price swings – food and energy – are left out to make underlying inflation easier to see. You cannot invest directly in an index.
4 | Allspring Global Long/Short Equity Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Global Long/Short Equity Fund | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Harindra de Silva, Ph.D., CFA, David Krider, CFA

Average annual total returns (%) as of October 31, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	Since 1-6-2014	1 year	5 year	Since 1-6-2014	Gross	Net[2]
Class A (AGAQX)[3]	12-12-2014	-4.42	-0.32	2.96	1.42	0.87	3.58	2.33	2.24
Class C (ASGCX)[4]	12-16-2022	0.11	0.81	3.55	1.11	0.81	3.55	3.08	2.99
Class R6 (AGAWX)[5]	12-12-2014	–	–	–	1.77	1.27	3.95	1.91	1.82
Institutional Class (AGAZX)[6]	12-12-2014	–	–	–	1.66	1.19	3.87	2.01	1.92
MSCI World Index (Net) (USD)[7]	–	–	–	–	10.48	8.27	7.39	–	–
Global Long/Short Equity Blended Index[8]	–	–	–	–	7.88	5.41	4.51	–	–
ICE BofA 3-Month U.S. Treasury Bill Index[9]	–	–	–	–	4.80	1.78	1.18	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6 and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through February 28, 2025, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.72% for Class A, 2.47% for Class C, 1.30% for Class R6 and 1.40% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), expenses from dividends and interest on short positions, and extraordinary expenses are excluded from the expense caps.
Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the
Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
Historical performance shown for the Class A shares prior to December 16, 2022, is based on the performance of the Investor Class shares of the Fund’s predecessor, 361
Global Long/Short Equity Fund (the “Predecessor Fund”), and for the period prior to December 12, 2014, is based on the performance of a predecessor account, the
Analytic Global Long/Short Equity Fund, L.P., a limited partnership incepted on January 6, 2014 that was reorganized into the Predecessor Fund on December 12, 2014
(the “Predecessor Account”). Performance of the Predecessor Account reflects the higher expenses applicable to it and returns would have been higher if adjusted to reflect Predecessor Fund expenses. The Predecessor Account was not registered under the Investment Company Act of 1940 (the “1940 Act”), and was not subject to certain restrictions imposed by the 1940 Act. If the Predecessor Account had been registered under the 1940 Act, performance may have been adversely affected.

[4]
Historical performance for the Class C shares prior to their inception reflects the performance of the Class A shares and is not adjusted to reflect the higher expenses applicable to the Class C shares. If these expenses had been included, returns would be lower.

[5]
Historical performance shown for the Class R6 shares prior to December 16, 2022 is based on the performance of Class Y shares of the Fund’s predecessor, 361 Global
Long/Short Equity Fund (the “Predecessor Fund”), and for the period prior to December 12, 2014, is based on the performance of a predecessor account, the Analytic
Global Long/Short Equity Fund, L.P., a limited partnership incepted on January 6, 2014 that was reorganized into the Predecessor Fund on December 12, 2014 (the
“Predecessor Account”). Performance of the Predecessor Account reflects the higher expenses applicable to it and returns would have been higher if adjusted to reflect
Predecessor Fund expenses. The Predecessor Account was not registered under the Investment Company Act of 1940 (the “1940 Act”), and was not subject to certain restrictions imposed by the 1940 Act. If the Predecessor Account had been registered under the 1940 Act, performance may have been adversely affected.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Global Long/Short Equity Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of October 31, 2023[1]

[1]
The chart compares the performance of Class A shares since January 6, 2014 with the MSCI World Index (Net) (USD), Global Long/Short Equity Blended Index and ICE BofA
3-Month U.S. Treasury Bill Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Footnotes continued from previous page
[6]
Historical performance shown for the Institutional Class shares prior to December 16, 2022, is based on the performance of Class I shares of the Fund’s predecessor, 361
Global Long/Short Equity Fund (the “Predecessor Fund”), and for the period prior to December 12, 2014, is based on the performance of a predecessor account, the
Analytic Global Long/Short Equity Fund, L.P., a limited partnership incepted on January 6, 2014 that was reorganized into the Predecessor Fund on December 12, 2014
(the “Predecessor Account”). Performance of the Predecessor Account reflects the higher expenses applicable to it and returns would have been higher if adjusted to reflect Predecessor Fund expenses. The Predecessor Account was not registered under the Investment Company Act of 1940 (the “1940 Act”) and was not subject to certain restrictions imposed by the 1940 Act. If the Predecessor Account had been registered under the 1940 Act, performance may have been adversely affected.

[7]
The Morgan Stanley Capital International (MSCI) World Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products.
This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[8]
Source:  Allspring Funds Management, LLC. The Global Long/Short Equity Blended Index is composed of 50% of the MSCI World Index (Net) (USD) and 50% of the ICE BofA
3-Month  U.S. Treasury Bill Index. You cannot invest directly in an index.

[9]
The ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.

Investing involves risk, including the possible loss of principal. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. Short selling is generally considered speculative, has the potential for unlimited loss, and may involve leverage. Consult the Fund’s prospectus for additional information on these and other risks.

Allspring Global Long/Short Equity Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund underperformed its benchmark, the MSCI World Index (Net) (USD), for the 12-month period that ended October 31, 2023.
•Overall factor positioning added to performance, but this was overshadowed by the Fund’s risk-averse positioning and its underweight to mega-cap securities during this largely risk-on period.
•The Fund’s underperformance was primarily caused by the Fund’s risk positioning, driven by our core objective to reduce volatility. The Fund is meaningfully underweight the equity market and it holds a short position in high-beta (more volatile) securities. Both of these performed particularly well during this 12-month period.
Global stocks delivered strong results during the period.
After one last episode of severe volatility late in the third quarter of 2022, global equity markets made a great display of strength for three consecutive quarters as investors appeared to have shaken the uncertainty associated with the rising rate cycle that has occurred over the past 12 months. Equity markets showed renewed optimism in valuations, along with mitigated concerns over inflation and rising rates. However, this was met with an uptick in volatility and market sell-off following the market peak on July 31, 2023. The decline continued into the fall, bringing the year-to-date return of the MSCI World Index (Net) (USD) to 7.88% and its one-year return to 10.48%. Information technology (+30%), communication services (+28%), and consumer discretionary (+12%) were the best-performing sectors over the past year, while more interest-rate-sensitive sectors such as real estate (-5%) and health care (-2%) significantly underperformed the MSCI World Index (Net) (USD).

Ten largest Long Positions (%) as of October 31, 2023[1]
Gilead Sciences, Inc.	2.87
Verizon Communications, Inc.	2.76
Kimberly-Clark Corp.	2.69
Apple, Inc.	2.47
CK Hutchison Holdings Ltd.	2.38
CVS Health Corp.	2.11
Chubu Electric Power Co., Inc.	1.93
Lockheed Martin Corp.	1.91
Alphabet, Inc. Class C	1.86
Alphabet, Inc. Class A	1.85

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
Risk tilts favoring lower-volatility market segments detracted from performance along with an underweight to mega caps.
Over the period, factor tilts toward forward-looking earnings and book/price were the largest factor-focused contributors to performance. While the factor model positioning was favorable overall, it was largely overshadowed by the Fund’s risk positioning. During the period, the highest-beta quintile of stocks in the MSCI World Index (Net) (USD) increased an average of 21% for the trailing 12 months, while the lowest-beta quintile increased 3%—an 18% difference. The Fund has a meaningful short position in the highest-beta securities, which was the largest detractor from performance as investors rewarded these riskier market segments. In addition, performance was weakened by the Fund’s underweight to mega-capitalization securities. The largest stocks in the MSCI World Index (Net) (USD) outperformed the index during the period and, generally, the smaller the company, the worse the return. The smallest quintile of stocks in the MSCI World Index (Net) (USD) increased an average of 4% for the trailing 12 months, while the largest quintile increased 26%—a 22% difference.

Five largest short positions (%) as of October 31, 2023[1]
Eisai Co. Ltd.	(1.24)
Airbus SE	(1.22)
Western Digital Corp.	(1.14)
Edenred SE	(1.12)
Cellnex Telecom SA	(1.03)

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
Going forward, our investment philosophy and process remain the same.
The global long/short investment philosophy is to pursue reduced volatility and excess performance through a combination of the Systematic Edge equities team’s dynamic return forecasting and hedging skills. While innovative quantitative research—such as identifying high prediction error securities via machine learning—is incorporated into the process on an ongoing basis, the core objectives of this portfolio have remained the same since inception.

Sector Allocation for Long and Short positions as of October 31, 2023[1]
	Long (%)	Short (%)
Industrials	18	(13)
Consumer staples	14	(1)
Health care	13	(17)
Information technology	12	(9)
Financials	11	(11)
Communication services	10	(15)
Consumer discretionary	9	(10)
Materials	5	(6)
Energy	3	(10)
Utilities	3	(3)
Real estate	2	(5)

[1]	Figures represent the percentage of the Fund’s long and short positions. Allocations are subject to change and may have changed since the date specified.

8 | Allspring Global Long/Short Equity Fund

Performance highlights (unaudited)
Country Allocation for Long and Short positions as of October 31, 2023[1]
	Long (%)	Short (%)
United States	60	(48)
Japan	9	(8)
Germany	6	(5)
United Kingdom	6	(3)
Canada	3	(5)
China & Hong Kong	3	0
France	2	(5)
Italy	2	(2)
Netherlands	2	(8)
Spain	2	(6)
Sweden	2	(4)
Australia	1	(1)
Denmark	1	(1)
Switzerland	1	0
Curacao	0	(3)
Luxembourg	0	(1)

[1]	Figures represent the percentage of the Fund’s long and short positions. Allocations are subject to change and may have changed since the date specified.
The hedge is created by shorting stocks with market risk (beta) significantly higher than the MSCI World Index (Net) (USD). The Systematic Edge equities team’s research substantiates the anomaly that high-beta stocks tend to underperform the market in the long run. This hedge also has substantial volatility reduction benefits through shorting a segment of stocks that tend to fall the fastest during times of market distress. The argument in favor of low-beta issues remains intact, perhaps even more so after such a strong period of performance for high-beta issues over the previous 12 months. In the past, we have witnessed a strong tendency for mean reversion after such meaningful instances of high-beta outperformance.
The dynamic return forecasting component employed in our global/long short equity strategy is based on the belief that security returns are predictable based on common fundamental factors and that market inefficiencies caused by patterns of investor behavior and economic change may be exploited to earn an excess return. The idea that there is persistency in the types of characteristics investors prefer is exploited through a stock selection model that uses more than 30 fundamental, technical, and proprietary factors to build a diversified portfolio that we believe is well positioned to generate potential excess returns over a three- to five-year market cycle. As a result of the dynamic return forecasting, the equity portfolio has tended to have reasonable valuations, good quality, and decent price momentum. We continue to emphasize stocks with certain attractive valuation and quality characteristics such as above-average earnings/price ratios and return on assets.

Allspring Global Long/Short Equity Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2023 to October 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 5-1-2023	Ending account value 10-31-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$985.77	$12.46	2.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,012.65	$12.63	2.49%
Class C
Actual	$1,000.00	$984.75	$12.96	2.59%
Hypothetical (5% return before expenses)	$1,000.00	$1,012.15	$13.14	2.59%
Class R6
Actual	$1,000.00	$987.73	$10.67	2.13%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.47	$10.82	2.13%
Institutional Class
Actual	$1,000.00	$986.81	$10.72	2.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.42	$10.87	2.14%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).

10 | Allspring Global Long/Short Equity Fund

Portfolio of investments—October 31, 2023
Portfolio of investments

	Shares	Value
Long positions: 106.83% Common stocks: 99.83%
Australia: 0.75%
Helia Group Ltd. (Financials, Financial services)	216,707	$498,371
Rio Tinto Ltd. (Materials, Metals & mining)	42,101	3,144,863
		3,643,234
Belgium: 0.25%
Ageas SA (Financials, Insurance)	31,002	1,190,875
Canada: 3.11%
Aecon Group, Inc. (Industrials, Construction & engineering)	101,000	742,888
Empire Co. Ltd. Class A (Consumer staples, Consumer staples distribution & retail)	103,100	2,825,167
Fairfax Financial Holdings Ltd. (Financials, Insurance)	2,100	1,747,585
Imperial Oil Ltd. (Energy, Oil, gas & consumable fuels)	44,800	2,553,123
Kinross Gold Corp. (Materials, Metals & mining)	170,400	889,631
Manulife Financial Corp. (Financials, Insurance)	59,300	1,032,271
Open Text Corp. (Information technology, Software)	134,900	4,503,963
Power Corp. of Canada (Financials, Insurance)	16,200	390,295
Spartan Delta Corp. (Energy, Oil, gas & consumable fuels)	121,900	392,049
		15,076,972
Denmark: 0.84%
Danske Bank AS (Financials, Banks)	17,477	409,988
Novo Nordisk AS Class B (Health care, Pharmaceuticals)	37,858	3,652,396
		4,062,384
France: 1.63%
Carrefour SA (Consumer staples, Consumer staples distribution & retail)	112,222	1,967,416
Eurazeo SE (Financials, Financial services)	71,892	4,053,031
Renault SA (Consumer discretionary, Automobiles)	17,947	629,656
Societe Generale SA (Financials, Banks)	54,927	1,234,307
		7,884,410
Germany: 4.98%
Commerzbank AG (Financials, Banks)	692,041	7,464,046
Daimler Truck Holding AG (Industrials, Machinery)	101,260	3,181,612
Deutsche Bank AG (Financials, Capital markets)	431,503	4,748,497
Heidelberg Materials AG (Materials, Construction materials)	120,030	8,713,378
		24,107,533
Hong Kong: 3.16%
Jardine Matheson Holdings Ltd. (Industrials, Industrial conglomerates)	120,600	4,886,846
New World Development Co. Ltd. (Real estate, Real estate management & development)	1,177,000	2,160,170
The accompanying notes are an integral part of these financial statements.
Allspring Global Long/Short Equity Fund | 11

Portfolio of investments—October 31, 2023

	Shares	Value
Hong Kong(continued)
Swire Pacific Ltd. Class A (Real estate, Real estate management & development)	241,000	$1,539,469
WH Group Ltd. (Consumer staples, Food products)144A	11,235,500	6,710,210
		15,296,695
Ireland: 0.33%
Johnson Controls International PLC (Industrials, Building products)#	32,767	1,606,238
Italy: 1.85%
Intesa Sanpaolo SpA (Financials, Banks)	1,198,375	3,122,715
UniCredit SpA (Financials, Banks)	233,670	5,858,016
		8,980,731
Japan: 8.89%
Central Glass Co. Ltd. (Industrials, Building products)	13,400	253,963
Chubu Electric Power Co., Inc. (Utilities, Electric utilities)	773,500	9,347,087
JFE Holdings, Inc. (Materials, Metals & mining)	457,500	6,374,285
Komatsu Ltd. (Industrials, Machinery)	58,600	1,346,416
Marubeni Corp. (Industrials, Trading companies & distributors)	72,200	1,055,692
Mitsubishi Corp. (Industrials, Trading companies & distributors)	81,500	3,799,167
Mitsubishi UFJ Financial Group, Inc. (Financials, Banks)	631,800	5,300,263
Mitsui & Co. Ltd. (Industrials, Trading companies & distributors)	79,100	2,874,823
Nomura Holdings, Inc. (Financials, Capital markets)	807,100	3,118,155
Sumitomo Corp. (Industrials, Trading companies & distributors)	282,100	5,545,426
Toyota Tsusho Corp. (Industrials, Trading companies & distributors)	76,000	4,045,958
		43,061,235
Netherlands: 2.03%
AerCap Holdings NV (Industrials, Trading companies & distributors)†#	48,129	2,989,774
Stellantis NV (Consumer discretionary, Automobiles)	366,018	6,838,074
		9,827,848
Singapore: 0.18%
Hafnia Ltd. (Energy, Oil, gas & consumable fuels)	132,003	867,458
Spain: 1.64%
Repsol SA (Energy, Oil, gas & consumable fuels)	541,426	7,927,639
Sweden: 2.55%
Essity AB Class B (Consumer staples, Household products)	113,472	2,587,372
Securitas AB Class B (Industrials, Commercial services & supplies)†	735,481	5,891,502
Volvo AB Class A (Industrials, Machinery)	60,175	1,206,466
Volvo AB Class B (Industrials, Machinery)	134,704	2,669,185
		12,354,525
Switzerland: 1.58%
Adecco Group AG (Industrials, Professional services)	23,589	892,691
Holcim AG (Materials, Construction materials)	63,425	3,921,426
The accompanying notes are an integral part of these financial statements.
12 | Allspring Global Long/Short Equity Fund

Portfolio of investments—October 31, 2023

	Shares	Value
Switzerland(continued)
Roche Holding AG (Health care, Pharmaceuticals)	6,239	$1,700,197
Swatch Group AG (Consumer discretionary, Textiles, apparel & luxury goods)	23,765	1,150,957
		7,665,271
United Kingdom: 5.81%
3i Group PLC (Financials, Capital markets)	5,528	130,337
Bank of Georgia Group plc (Financials, Banks)	39,134	1,583,928
Barclays PLC (Financials, Banks)	94,261	151,293
Centrica PLC (Utilities, Multi-utilities)	2,354,045	4,506,339
CK Hutchison Holdings Ltd. (Industrials, Industrial conglomerates)	2,275,500	11,519,226
Coca-Cola Europacific Partners PLC (Consumer staples, Beverages)#	73,313	4,289,544
HSBC Holdings PLC (Financials, Banks)	298,881	2,158,045
Unilever PLC (Consumer staples, Personal care products)	65,079	3,082,182
Vodafone Group PLC (Communication services, Wireless telecommunication services)	791,620	728,716
		28,149,610
United States: 60.25%
AbbVie, Inc. (Health care, Biotechnology)#	16,024	2,262,268
AdaptHealth Corp. (Health care, Health care providers & services)†#	25,470	186,695
Adeia, Inc. (Information technology, Software)#	42,890	361,563
Adobe, Inc. (Information technology, Software)†#	3,549	1,888,281
Alphabet, Inc. Class A (Communication services, Interactive media & services)†#	72,196	8,958,080
Alphabet, Inc. Class C (Communication services, Interactive media & services)†#	71,859	9,003,933
Altria Group, Inc. (Consumer staples, Tobacco)#	118,909	4,776,575
A-Mark Precious Metals, Inc. (Financials, Financial services)#	99,710	2,700,147
AMC Networks, Inc. Class A (Communication services, Media)†#	38,058	449,084
Amgen, Inc. (Health care, Biotechnology)#	3,731	954,017
Amkor Technology, Inc. (Information technology, Semiconductors & semiconductor equipment)#	5,200	108,472
Apple, Inc. (Information technology, Technology hardware, storage & peripherals)#	69,943	11,944,166
Archer-Daniels-Midland Co. (Consumer staples, Food products)#	1,553	111,148
Arrow Electronics, Inc. (Information technology, Electronic equipment, instruments & components)†#	48,766	5,530,552
AT&T, Inc. (Communication services, Diversified telecommunication services)#	263,965	4,065,061
Axcelis Technologies, Inc. (Information technology, Semiconductors & semiconductor equipment)†#	5,877	749,318
Bandwidth, Inc. Class A (Communication services, Diversified telecommunication services)†#	73,364	778,392
Bank of New York Mellon Corp. (Financials, Capital markets)#	107,765	4,580,012
Beazer Homes USA, Inc. (Consumer discretionary, Household durables)†#	115,101	2,784,293
Best Buy Co., Inc. (Consumer discretionary, Specialty retail)#	50,334	3,363,318
Bristol-Myers Squibb Co. (Health care, Pharmaceuticals)#	140,777	7,254,239
The accompanying notes are an integral part of these financial statements.
Allspring Global Long/Short Equity Fund | 13

Portfolio of investments—October 31, 2023

	Shares	Value
United States(continued)
Broadcom, Inc. (Information technology, Semiconductors & semiconductor equipment)#	2,163	$1,819,883
Builders FirstSource, Inc. (Industrials, Building products)†#	24,292	2,636,168
Campbell Soup Co. (Consumer staples, Food products)#	18,339	741,079
Catalyst Pharmaceuticals, Inc. (Health care, Biotechnology)†#	196,243	2,435,376
Caterpillar, Inc. (Industrials, Machinery)#	30,444	6,881,866
Centene Corp. (Health care, Health care providers & services)†#	102,841	7,093,972
Cisco Systems, Inc. (Information technology, Communications equipment)#	17,639	919,521
Clearway Energy, Inc. Class A (Utilities, Independent power and renewable electricity producers)#	70,005	1,426,002
Clorox Co. (Consumer staples, Household products)#	43,801	5,155,378
Conagra Brands, Inc. (Consumer staples, Food products)#	25,975	710,676
Consolidated Edison, Inc. (Utilities, Multi-utilities)#	11,842	1,039,609
CVS Health Corp. (Health care, Health care providers & services)#	147,724	10,194,433
D.R. Horton, Inc. (Consumer discretionary, Household durables)#	59,523	6,214,201
Dream Finders Homes, Inc. Class A (Consumer discretionary, Household durables)†#	29,891	588,554
eBay, Inc. (Consumer discretionary, Broadline retail)#	21,583	846,701
Ebix, Inc. (Information technology, Software)#	81,749	497,851
Emergent BioSolutions, Inc. (Health care, Biotechnology)†#	281,822	589,008
Enphase Energy, Inc. (Information technology, Semiconductors & semiconductor equipment)†#	3,710	295,242
Ford Motor Co. (Consumer discretionary, Automobiles)#	158,855	1,548,836
Fortinet, Inc. (Information technology, Software)†#	52,100	2,978,557
Fox Corp. Class A (Communication services, Media)#	117,406	3,567,968
General Motors Co. (Consumer discretionary, Automobiles)#	52,686	1,485,745
Gilead Sciences, Inc. (Health care, Biotechnology)#	176,809	13,886,579
Gray Television, Inc. (Communication services, Media)#	114,925	749,311
Green Brick Partners, Inc. (Consumer discretionary, Household durables)†#	21,211	820,866
Halozyme Therapeutics, Inc. (Health care, Biotechnology)†#	75,621	2,561,283
Hewlett Packard Enterprise Co. (Information technology, Technology hardware, storage & peripherals)#	170,742	2,626,012
HF Sinclair Corp. (Energy, Oil, gas & consumable fuels)#	967	53,552
Humana, Inc. (Health care, Health care providers & services)#	2,935	1,537,030
Incyte Corp. (Health care, Biotechnology)†#	12,461	672,022
International Seaways, Inc. (Energy, Oil, gas & consumable fuels)#	86,700	4,169,403
Invesco Ltd. (Financials, Capital markets)#	109,445	1,419,502
Janus International Group, Inc. (Industrials, Building products)†#	93,984	879,690
Kimberly-Clark Corp. (Consumer staples, Household products)#	108,714	13,006,543
Kraft Heinz Co. (Consumer staples, Food products)#	195,466	6,149,360
Kroger Co. (Consumer staples, Consumer staples distribution & retail)#	4,679	212,286
Lennar Corp. Class A (Consumer discretionary, Household durables)#	39,062	4,167,134
Lennox International, Inc. (Industrials, Building products)#	5,051	1,871,598
Lockheed Martin Corp. (Industrials, Aerospace & defense)#	20,376	9,263,745
Lumen Technologies, Inc. (Communication services, Diversified telecommunication services)†#	1,306,990	1,908,205
The accompanying notes are an integral part of these financial statements.
14 | Allspring Global Long/Short Equity Fund

Portfolio of investments—October 31, 2023

	Shares	Value
United States(continued)
Medical Properties Trust, Inc. (Real estate, Health care REITs)#	365,092	$1,745,140
Meta Platforms, Inc. Class A (Communication services, Interactive media & services)†#	2,303	693,825
Microchip Technology, Inc. (Information technology, Semiconductors & semiconductor equipment)#	37,746	2,690,912
Microsoft Corp. (Information technology, Software)#	15,110	5,108,842
Molson Coors Beverage Co. Class B (Consumer staples, Beverages)#	125,302	7,238,697
Netflix, Inc. (Communication services, Entertainment)†#	1,978	814,323
NVIDIA Corp. (Information technology, Semiconductors & semiconductor equipment)#	18,499	7,543,892
Oracle Corp. (Information technology, Software)#	3,584	370,586
Owens Corning (Industrials, Building products)#	46,877	5,314,445
PACCAR, Inc. (Industrials, Machinery)#	40,734	3,361,777
Public Storage (Real estate, Specialized REITs)#	18,224	4,350,251
PulteGroup, Inc. (Consumer discretionary, Household durables)#	90,112	6,631,342
QUALCOMM, Inc. (Information technology, Semiconductors & semiconductor equipment)#	21,086	2,298,163
Shutterstock, Inc. (Communication services, Interactive media & services)#	71,797	2,920,702
Super Micro Computer, Inc. (Information technology, Technology hardware, storage & peripherals)†#	2,204	527,792
United Natural Foods, Inc. (Consumer staples, Consumer staples distribution & retail)†#	17,081	249,041
United Therapeutics Corp. (Health care, Biotechnology)†#	25,321	5,643,038
Valero Energy Corp. (Energy, Oil, gas & consumable fuels)#	3,929	498,983
Veralto Corp. (Industrials, Commercial services & supplies)†#	1,417	97,773
VeriSign, Inc. (Information technology, IT services)†#	40,128	8,011,956
Verizon Communications, Inc. (Communication services, Diversified telecommunication services)#	380,395	13,363,276
Viatris, Inc. (Health care, Pharmaceuticals)#	426,764	3,798,200
Wabash National Corp. (Industrials, Machinery)#	133,588	2,763,936
Walgreens Boots Alliance, Inc. (Consumer staples, Consumer staples distribution & retail)#	335,808	7,078,833
Zymeworks, Inc. (Health care, Biotechnology)†#	33,987	238,589
		291,784,675
Total common stocks (Cost $502,585,564)		483,487,333

	Dividend rate
Preferred stocks: 0.90%
Germany: 0.90%
Bayerische Motoren Werke AG (Consumer discretionary, Automobiles)	9.01	10,030	852,847
Schaeffler AG (Consumer discretionary, Automobile components)	0.48	42,789	222,077
Volkswagen AG (Consumer discretionary, Automobiles)	9.26	31,063	3,294,252
Total preferred stocks (Cost $5,152,366)			4,369,176
The accompanying notes are an integral part of these financial statements.
Allspring Global Long/Short Equity Fund | 15

Portfolio of investments—October 31, 2023

	Expiration date	Shares	Value
Warrants: 0.00%
Canada: 0.00%
Constellation Software, Inc. (Information technology, Software)♦†	3-31-2040	800	$0
Total warrants (Cost $0)			0

		Yield
Short-term investments: 6.10%
Investment companies: 6.10%
Allspring Government Money Market Fund Select Class♠∞		5.29%	29,550,411	29,550,411
Total short-term investments (Cost $29,550,411)				29,550,411
Total investments in securities (Cost $537,288,341)	106.83%			517,406,920

Securities sold short: (29.40)%
Common stocks: (29.27)%
Australia: (0.44)%
BrainChip Holdings Ltd. (Information technology, Software)†	(1,963,779)	(195,210)
De Grey Mining Ltd. (Materials, Metals & mining)†	(2,573,961)	(1,934,594)
(2,129,804)
Canada: (1.57)%
Ballard Power Systems, Inc. (Industrials, Electrical equipment)†	(187,599)	(626,345)
Filo Corp. (Materials, Metals & mining)†	(108,900)	(1,418,233)
Ivanhoe Mines Ltd. Class A (Materials, Metals & mining)†	(68,300)	(503,354)
Lithium Americas Argentina Corp. (Materials, Metals & mining)†	(130,900)	(723,997)
Lithium Americas Corp. (Materials, Metals & mining)†	(130,900)	(878,802)
NexGen Energy Ltd. (Energy, Oil, gas & consumable fuels)†	(567,400)	(3,424,653)
(7,575,384)
Curacao: (0.77)%
Schlumberger NV (Energy, Energy equipment & services)	(66,649)	(3,709,683)
Denmark: (0.31)%
Vestas Wind Systems AS (Industrials, Electrical equipment)†	(69,813)	(1,513,180)
France: (1.41)%
Edenred SE (Financials, Financial services)	(102,156)	(5,437,914)
Gecina SA (Real estate, Office REITs)	(14,241)	(1,398,336)
(6,836,250)
Germany: (1.35)%
adidas AG (Consumer discretionary, Textiles, apparel & luxury goods)	(10,355)	(1,841,199)
Delivery Hero SE (Consumer discretionary, Hotels, restaurants & leisure)144A†	(53,716)	(1,372,772)
The accompanying notes are an integral part of these financial statements.
16 | Allspring Global Long/Short Equity Fund

Portfolio of investments—October 31, 2023

	Shares	Value
Germany(continued)
HelloFresh SE (Consumer staples, Consumer staples distribution & retail)†	(26,140)	$(571,765)
Symrise AG (Materials, Chemicals)	(26,964)	(2,755,432)
(6,541,168)
Italy: (0.69)%
Amplifon SpA (Health care, Health care providers & services)	(99,160)	(2,802,604)
Salvatore Ferragamo SpA (Consumer discretionary, Textiles, apparel & luxury goods)	(45,616)	(558,109)
(3,360,713)
Japan: (2.36)%
Daiichi Sankyo Co. Ltd. (Health care, Pharmaceuticals)	(166,200)	(4,285,333)
Eisai Co. Ltd. (Health care, Pharmaceuticals)	(113,600)	(6,018,337)
GMO Payment Gateway, Inc. (Financials, Financial services)	(1,500)	(59,909)
Septeni Holdings Co. Ltd. (Communication services, Media)†	(379,700)	(1,067,361)
(11,430,940)
Luxembourg: (0.16)%
FREYR Battery SA (Industrials, Electrical equipment)†	(243,310)	(781,025)
Netherlands: (2.27)%
Airbus SE (Industrials, Aerospace & defense)	(44,062)	(5,907,663)
Argenx SE (Health care, Biotechnology)†	(8,084)	(3,802,565)
Ferrovial SE (Industrials, Construction & engineering)	(36,016)	(1,083,939)
Technip Energies NV (Energy, Energy equipment & services)	(9,905)	(217,016)
(11,011,183)
Spain: (1.79)%
Cellnex Telecom SA (Communication services, Diversified telecommunication services)144A	(170,452)	(5,010,623)
Corp. ACCIONA Energias Renovables SA (Utilities, Independent power and renewable electricity producers)	(68,887)	(1,864,510)
EDP Renovaveis SA (Utilities, Independent power and renewable electricity producers)	(94,866)	(1,526,104)
Solaria Energia y Medio Ambiente SA (Utilities, Independent power and renewable electricity producers)†	(16,196)	(242,949)
(8,644,186)
Sweden: (1.07)%
EQT AB (Financials, Capital markets)	(126,827)	(2,317,105)
PowerCell Sweden AB (Industrials, Electrical equipment)†	(104,867)	(423,686)
Sagax AB Class B (Real estate, Real estate management & development)	(134,877)	(2,441,667)
(5,182,458)
United Kingdom: (0.91)%
Ceres Power Holdings PLC (Industrials, Electrical equipment)†	(135,774)	(326,752)
ITM Power PLC (Industrials, Electrical equipment)†	(297,206)	(233,433)
The accompanying notes are an integral part of these financial statements.
Allspring Global Long/Short Equity Fund | 17

Portfolio of investments—October 31, 2023

	Shares	Value
United Kingdom(continued)
Ocado Group PLC (Consumer staples, Consumer staples distribution & retail)†	(238,634)	$(1,354,275)
Prudential PLC (Financials, Insurance)	(43,170)	(451,402)
Segro PLC REIT (Real estate, Industrial REITs)	(235,581)	(2,047,703)
(4,413,565)
United States: (14.17)%
Alnylam Pharmaceuticals, Inc. (Health care, Biotechnology)†	(18,381)	(2,790,236)
American Express Co. (Financials, Consumer finance)	(1,943)	(283,736)
Bloom Energy Corp. Class A (Industrials, Electrical equipment)†	(27,009)	(280,894)
Boeing Co. (Industrials, Aerospace & defense)†	(3,334)	(622,858)
Cactus, Inc. Class A (Energy, Energy equipment & services)	(2,606)	(122,326)
Carvana Co. Class A (Consumer discretionary, Specialty retail)†	(10,586)	(285,822)
Ceridian HCM Holding, Inc. (Industrials, Professional services)†	(14,514)	(929,041)
ChampionX Corp. (Energy, Energy equipment & services)	(26,204)	(807,083)
Clear Channel Outdoor Holdings, Inc. (Communication services, Media)†	(387,475)	(426,222)
Core Laboratories, Inc. (Energy, Energy equipment & services)	(73,374)	(1,571,671)
Dril-Quip, Inc. (Energy, Energy equipment & services)†	(7,239)	(156,797)
Dynex Capital, Inc. (Financials, Mortgage real estate investment trusts (REITs))	(391,627)	(3,931,935)
Figs, Inc. Class A (Consumer discretionary, Textiles, apparel & luxury goods)†	(262,993)	(1,449,091)
Freshpet, Inc. (Consumer staples, Food products)†	(1,888)	(108,371)
ImmunityBio, Inc. (Health care, Biotechnology)†	(601,060)	(1,887,328)
Intellia Therapeutics, Inc. (Health care, Biotechnology)†	(2,755)	(69,013)
Joby Aviation, Inc. (Industrials, Passenger airlines)†	(192,306)	(1,013,453)
Lucid Group, Inc. (Consumer discretionary, Automobiles)†	(789,194)	(3,251,479)
Luminar Technologies, Inc. Class A (Consumer discretionary, Automobile components)†	(267,964)	(849,446)
Micron Technology, Inc. (Information technology, Semiconductors & semiconductor equipment)	(38,183)	(2,553,297)
MongoDB, Inc. (Information technology, IT services)†	(6,790)	(2,339,766)
MP Materials Corp. (Materials, Metals & mining)†	(34,547)	(566,571)
Nabors Industries Ltd. (Energy, Energy equipment & services)†	(470)	(45,891)
NextDecade Corp. (Energy, Oil, gas & consumable fuels)†	(222,026)	(974,694)
NuScale Power Corp. (Industrials, Electrical equipment)†	(91,134)	(308,033)
Paylocity Holding Corp. (Industrials, Professional services)†	(13,379)	(2,400,193)
Pliant Therapeutics, Inc. (Health care, Pharmaceuticals)†	(66,421)	(974,396)
QuantumScape Corp. Class A (Consumer discretionary, Automobile components)†	(317,436)	(1,657,016)
Rivian Automotive, Inc. Class A (Consumer discretionary, Automobiles)†	(183,303)	(2,973,175)
Roblox Corp. Class A (Communication services, Entertainment)†	(150,340)	(4,782,315)
Snap, Inc. Class A (Communication services, Interactive media & services)†	(456,232)	(4,566,882)
Snowflake, Inc. Class A (Information technology, IT services)†	(7,548)	(1,095,441)
SoFi Technologies, Inc. (Financials, Consumer finance)†	(20,072)	(151,544)
Solid Power, Inc. (Consumer discretionary, Automobile components)†	(175,578)	(231,763)
The accompanying notes are an integral part of these financial statements.
18 | Allspring Global Long/Short Equity Fund

Portfolio of investments—October 31, 2023

	Shares	Value
United States(continued)
Tellurian, Inc. (Energy, Oil, gas & consumable fuels)†	(264,249)	$(182,332)
Tesla, Inc. (Consumer discretionary, Automobiles)†	(350)	(70,294)
Toast, Inc. Class A (Financials, Financial services)†	(188,997)	(3,022,062)
Trade Desk, Inc. Class A (Communication services, Media)†	(66,456)	(4,715,718)
Uranium Energy Corp. (Energy, Oil, gas & consumable fuels)†	(526,722)	(3,133,996)
Ventyx Biosciences, Inc. (Health care, Pharmaceuticals)†	(38,320)	(552,574)
Virgin Galactic Holdings, Inc. (Industrials, Aerospace & defense)†	(959,543)	(1,420,124)
Wayfair, Inc. Class A (Consumer discretionary, Specialty retail)†	(1,744)	(74,312)
Western Digital Corp. (Information technology, Technology hardware, storage & peripherals)†	(137,269)	(5,511,350)
Wolfspeed, Inc. (Information technology, Semiconductors & semiconductor equipment)†	(51,226)	(1,733,488)
Zillow Group, Inc. Class C (Real estate, Real estate management & development)†	(48,780)	(1,768,275)
(68,642,304)
Total common stocks (Cost $(168,674,780))		(141,771,843)

		Dividend rate
Preferred stocks: (0.13)%
Germany: (0.13)%
Sartorius AG (Health care, Life sciences tools & services)		1.52	(2,413)	(604,794)
Total preferred stocks (Cost $(915,762))				(604,794)
Total securities sold short (Proceeds $(169,590,542))	(29.40)%			(142,376,637)
Other assets and liabilities, net	22.57			109,286,536
Total net assets	100.00%			$484,316,819

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
#	All or a portion of this security is segregated as collateral for securities sold short.
†	Non-income-earning security
♦	The security is fair valued in accordance with procedures approved by the Board of Trustees.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.
Allspring Global Long/Short Equity Fund | 19

Portfolio of investments—October 31, 2023

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$0	$465,447,043	$(435,896,632)	$0	$0	$29,550,411	29,550,411	$2,789,262
The accompanying notes are an integral part of these financial statements.
20 | Allspring Global Long/Short Equity Fund

Statement of assets and liabilities—October 31, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $507,737,930)	$487,856,509
Investments in affiliated securities, at value (cost $29,550,411)	29,550,411
Cash deposited with brokers for securities sold short	145,186,798
Foreign currency, at value (cost $90,560)	90,718
Receivable for dividends	2,782,533
Receivable for Fund shares sold	90,431
Prepaid expenses and other assets	431,380
Total assets	665,988,780
Liabilities
Securities sold short, at value (proceeds $169,590,542)	142,376,637
Payable for borrowing on margin loan	36,429,661
Payable for Fund shares redeemed	1,830,911
Management fee payable	502,244
Payable for dividends on securities sold short	198,899
Payable for interest expense on margin loan	161,568
Administration fees payable	48,440
Trustees’ fees and expenses payable	2,760
Distribution fees payable	195
Accrued expenses and other liabilities	120,646
Total liabilities	181,671,961
Total net assets	$484,316,819
Net assets consist of
Paid-in capital	$489,039,867
Total distributable loss	(4,723,048)
Total net assets	$484,316,819
Computation of net asset value and offering price per share
Net assets–Class A	$3,735,569
Shares outstanding–Class A1	337,290
Net asset value per share–Class A	$11.08
Maximum offering price per share – Class A2	$11.76
Net assets–Class C	$24,223
Shares outstanding–Class C1	2,205
Net asset value per share–Class C	$10.98
Net assets–Class R6	$420,946,407
Shares outstanding–Class R6[1]	37,352,230
Net asset value per share–Class R6	$11.27
Net assets–Institutional Class	$59,610,620
Shares outstanding–Institutional Class[1]	5,311,588
Net asset value per share–Institutional Class	$11.22
1 The Fund has an unlimited number of authorized shares.
2  Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
Allspring Global Long/Short Equity Fund | 21

Statement of operations—year ended October 31, 2023
Statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $934,521)	$16,698,845
Interest and rebate income	4,208,559
Income from affiliated securities	2,789,262
Total investment income	23,696,666
Expenses
Management fee	7,211,002
Administration fees
Class A1	8,533
Class C2	44
Class R6[1]	123,669
Institutional Class[1]	100,421
Shareholder servicing fees
Class A1	11,154
Class C2	54
Institutional Class[1]	3,122
Distribution fees
Class A1	2,000
Class C2	64
Custody and accounting fees	276,133
Professional fees	64,541
Registration fees	105,899
Shareholder report expenses	62,925
Trustees’ fees and expenses	22,506
Transfer agent fees	44,544
Interest expense	3,457,024
Dividends on securities sold short	1,770,756
Other fees and expenses	21,117
Total expenses	13,285,508
Less: Fee waivers and/or expense reimbursements
Fund-level	(285,161)
Class R6[1]	(76,940)
Institutional Class[1]	(20,646)
Net expenses	12,902,761
Net investment income	10,793,905
1 After the close of business on December 16, 2022, the Fund acquired the net assets of 361 Global Long/Short Equity Fund, which became the accounting and performance survivor in the transaction. The information for Class A, Class R6 and Institutional Class for the period prior to December 16, 2022 is that of 361 Global Long/Short Equity Fund Investor Class, Class Y and Class I shares, respectively.
2  For the period from December 16, 2022 (commencement of class operations) to October 31, 2023
The accompanying notes are an integral part of these financial statements.
22 | Allspring Global Long/Short Equity Fund

Statement of operations—year ended October 31, 2023

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	$37,856,654
Securities sold short	(20,707,272)
Foreign currency and foreign currency translations	1,609,076
Net realized gains on investments	18,758,458
Net change in unrealized gains (losses) on
Unaffiliated securities	(24,217,915)
Securities sold short	7,364,738
Foreign currency and foreign currency translations	76,316
Net change in unrealized gains (losses) on investments	(16,776,861)
Net realized and unrealized gains (losses) on investments	1,981,597
Net increase in net assets resulting from operations	$12,775,502
The accompanying notes are an integral part of these financial statements.
Allspring Global Long/Short Equity Fund | 23

Statement of changes in net assets
Statement of changes in net assets
	Year ended October 31, 2023		Year ended October 31, 2022
Operations
Net investment income		$10,793,905		$3,460,763
Net realized gains (losses) on investments		18,758,458		(33,586,810)
Net change in unrealized gains (losses) on investments		(16,776,861)		(10,528,369)
Net increase (decrease) in net assets resulting from operations		12,775,502		(40,654,416)
Distributions to shareholders from
Net investment income and net realized gains
Class A1		(19,120)		(287,566)
Class C		(230)[2]		N/A
Class R6[1]		(4,744,297)		(14,471,575)
Institutional Class[1]		(1,036,937)		(5,038,971)
Total distributions to shareholders		(5,800,584)		(19,798,112)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A1	41,544	442,978	163,649	1,957,245
Class C	2,185 [2]	25,000 [2]	N/A	N/A
Class R6[1]	6,264,449	71,754,111	9,973,003	119,323,519
Institutional Class[1]	842,807	9,696,802	2,369,137	28,631,876
		81,918,891		149,912,640
Reinvestment of distributions
Class A1	1,632	18,691	23,303	277,776
Class C	20 [2]	230 [2]	N/A	N/A
Class R6[1]	266,669	3,096,026	911,517	11,038,477
Institutional Class[1]	78,752	911,156	370,922	4,477,032
		4,026,103		15,793,285
Payment for shares redeemed
Class A1	(258,650)	(2,915,835)	(429,427)	(5,053,601)
Class R6[1]	(12,392,169)	(141,590,647)	(8,859,879)	(105,371,457)
Institutional Class[1]	(6,688,345)	(76,410,498)	(5,638,698)	(66,994,687)
		(220,916,980)		(177,419,745)
Net decrease in net assets resulting from capital share transactions		(134,971,986)		(11,713,820)
Total decrease in net assets		(127,997,068)		(72,166,348)
Net assets
Beginning of period		612,313,887		684,480,235
End of period		$484,316,819		$612,313,887
1 After the close of business on December 16, 2022, the Fund acquired the net assets of 361 Global Long/Short Equity Fund, which became the accounting and performance survivor in the transaction. The information for Class A, Class R6 and Institutional Class for the periods prior to December 16, 2022 is that of 361 Global Long/Short Equity Fund Investor Class, Class Y and Class I shares, respectively.
2 For the period from December 16, 2022 (commencement of class operations) to October 31, 2023
The accompanying notes are an integral part of these financial statements.
24 | Allspring Global Long/Short Equity Fund

Statement of cash flows—year ended October 31, 2023
Statement of cash flows
Cash flows from operating activities
Net increase in net assets resulting from operations	$12,775,502
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities
Purchases of long-term securities	(2,289,822,552)
Proceeds from the sales of long-term securities	2,435,614,716
Proceeds from securities sold short	715,773,667
Purchases to cover short securities	(766,017,965)
Purchases and sales of short-term securities, net	49,584,635
Decrease in receivable for dividends	12,224
Increase in prepaid expenses and other assets	(398,042)
Increase in trustees’ fees and expenses payable	1,462
Decrease in management fee payable	(107,438)
Increase in administration fee payable	9,729
Decrease in distribution fees payable	(1,269)
Decrease in custody and accounting fees payable	(63,144)
Increase in payable for dividends on securities sold short	103,373
Increase in payable for interest expense on margin loan	161,568
Increase in accrued expenses and other liabilities	22,183
Proceeds from foreign currency transactions	1,685,392
Net realized gains on unaffiliated securities	(37,856,654)
Net realized losses on securities sold short	20,707,272
Net realized gains on foreign currency and foreign currency translations	(1,609,076)
Net change in unrealized gains (losses) on unaffiliated securities	24,217,915
Net change in unrealized gains (losses) on securities sold short	(7,364,738)
Net change in unrealized gain (losses) on foreign currency and foreign currency translations	(76,316)
Net cash provided by operating activities	157,352,444
Cash flows from financing activities
Decrease in margin loan borrowings, net	(52,470,015)
Proceeds from shares sold	82,120,186
Cost of shares redeemed	(219,563,393)
Cash distributions paid	(1,774,481)
Net cash used in financing activities	(191,687,703)
Net decrease in cash	(34,335,259)
Cash (including foreign currency)
Beginning of period	179,612,775
End of period	$145,277,516
Supplemental cash disclosure
Cash paid for dividends on securities sold short	$1,667,383
Cash paid for interest expense	3,295,456
Supplemental non-cash financing disclosure
Reinvestment of dividends	$4,026,103
The accompanying notes are an integral part of these financial statements.
Allspring Global Long/Short Equity Fund | 25

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
Class A	2023[1,2]	2022[2]	2021[2]	2020[2]	2019[2]
Net asset value, beginning of period	$10.96	$12.06	$11.21	$10.98	$11.32
Net investment income (loss)	0.16 [3]	0.02 [3]	(0.11)[3]	(0.09)[3]	0.01 [3]
Net realized and unrealized gains (losses) on investments	0.00 [4]	(0.75)	0.96	0.32	(0.02)
Total from investment operations	0.16	(0.73)	0.85	0.23	(0.01)
Distributions to shareholders from
Net investment income	(0.04)	0.00	0.00	0.00	0.00
Net realized gains	0.00	(0.37)	0.00	0.00	(0.33)
Total distributions to shareholders	(0.04)	(0.37)	0.00	0.00	(0.33)
Net asset value, end of period	$11.08	$10.96	$12.06	$11.21	$10.98
Total return[5]	1.42%	(6.32)%	7.58%	2.09%	0.06%
Ratios to average net assets (annualized)
Gross expenses*	2.69%	2.34%	2.77%	2.72%	2.74%
Net expenses*	2.63%	2.31%	2.75%	2.67%	2.71%
Net investment income (loss)*	1.44%	0.14%	(0.96)%	(0.86)%	0.06%
Supplemental data
Portfolio turnover rate	395%	464%	437%	403%	220%
Net assets, end of period (000s omitted)	$3,736	$6,059	$9,593	$11,967	$29,320

*	Ratios include dividends on securities sold short and interest expense as follows:

Year ended October 31, 2023	0.91%
Year ended October 31, 2022	0.52%
Year ended October 31, 2021	0.96%
Year ended October 31, 2020	0.88%
Year ended October 31, 2019	0.92%

[1]	For the year ended October 31, 2023, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
[2]
After the close of business on December 16, 2022, the Fund acquired the net assets of 361 Global Long/Short Equity Fund, which became the accounting and performance survivor in the transaction. The information for the periods prior to December 16, 2022 is that of 361 Global Long/Short Equity Fund Investor Class.

[3]	Calculated based upon average shares outstanding
[4]	Amount is less than $0.005.
[5]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
26 | Allspring Global Long/Short Equity Fund

Financial highlights

(For a share outstanding throughout each period)

Year ended October 31
Class C	2023[1]
Net asset value, beginning of period	$11.44
Net investment income	0.13 [2]
Net realized and unrealized gains (losses) on investments	(0.48)
Total from investment operations	(0.35)
Distributions to shareholders from
Net investment income	(0.11)
Net asset value, end of period	$10.98
Total return[3]	(3.13)%
Ratios to average net assets (annualized)
Gross expenses*	3.03%
Net expenses*	3.00%
Net investment income*	1.33%
Supplemental data
Portfolio turnover rate	395%
Net assets, end of period (000s omitted)	$24

*	Ratios include dividends on securities sold short and interest expense in the amount of 0.91%.
[1]	For the period from December 16, 2022 (commencement of class operations) to October 31, 2023
[2]	Calculated based upon average shares outstanding
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.
Allspring Global Long/Short Equity Fund | 27

Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
Class R6	2023[1,2]	2022[2]	2021[2]	2020[2]	2019[2]
Net asset value, beginning of period	$11.18	$12.24	$11.34	$11.10	$11.39
Net investment income (loss)	0.22 [3]	0.07 [3]	(0.07)[3]	(0.05)[3]	0.05 [3]
Net realized and unrealized gains (losses) on investments	(0.02)	(0.76)	0.97	0.33	(0.01)
Total from investment operations	0.20	(0.69)	0.90	0.28	0.04
Distributions to shareholders from
Net investment income	(0.11)	0.00	0.00	(0.04)	0.00
Net realized gains	0.00	(0.37)	0.00	0.00	(0.33)
Total distributions to shareholders	(0.11)	(0.37)	0.00	(0.04)	(0.33)
Net asset value, end of period	$11.27	$11.18	$12.24	$11.34	$11.10
Total return	1.77%	(5.89)%	7.94%	2.54%	0.51%
Ratios to average net assets (annualized)
Gross expenses*	2.29%	1.94%	2.37%	2.32%	2.34%
Net expenses*	2.22%	1.91%	2.35%	2.27%	2.31%
Net investment income (loss)*	1.90%	0.55%	(0.56)%	(0.46)%	0.46%
Supplemental data
Portfolio turnover rate	395%	464%	437%	403%	220%
Net assets, end of period (000s omitted)	$420,946	$482,971	$504,335	$480,370	$510,403

*	Ratios include dividends on securities sold short and interest expense as follows:

Year ended October 31, 2023	0.91%
Year ended October 31, 2022	0.52%
Year ended October 31, 2021	0.96%
Year ended October 31, 2020	0.88%
Year ended October 31, 2019	0.92%

[1]	For the year ended October 31, 2023, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
[2]
After the close of business on December 16, 2022, the Fund acquired the net assets of 361 Global Long/Short Equity Fund, which became the accounting and performance survivor in the transaction. The information for the periods prior to December 16, 2022 is that of 361 Global Long/Short Equity Fund Class Y.

[3]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
28 | Allspring Global Long/Short Equity Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
Institutional Class	2023[1,2]	2022[2]	2021[2]	2020[2]	2019[2]
Net asset value, beginning of period	$11.13	$12.20	$11.30	$11.07	$11.37
Net investment income (loss)	0.20 [3]	0.06 [3]	(0.07)[3]	(0.06)[3]	0.04 [3]
Net realized and unrealized gains (losses) on investments	(0.01)	(0.76)	0.97	0.32	(0.01)
Total from investment operations	0.19	0.70	0.90	0.26	0.03
Distributions to shareholders from
Net investment income	(0.10)	0.00	0.00	(0.03)	0.00
Net realized gains	0.00	(0.37)	0.00	0.00	(0.33)
Total distributions to shareholders	(0.10)	(0.37)	0.00	(0.03)	(0.33)
Net asset value, end of period	$11.22	$11.13	$12.20	$11.30	$11.07
Total return	1.66%	(6.00)%	7.96%	2.38%	0.42%
Ratios to average net assets (annualized)
Gross expenses*	2.36%	2.02%	2.41%	2.41%	2.42%
Net expenses*	2.29%	1.99%	2.39%	2.36%	2.39%
Net investment income (loss)*	1.72%	0.47%	(0.60)%	(0.55)%	0.38%
Supplemental data
Portfolio turnover rate	395%	464%	437%	403%	220%
Net assets, end of period (000s omitted)	$59,611	$123,283	$170,553	$204,510	$332,247

*	Ratios include dividends on securities sold short and interest expense as follows:

Year ended October 31, 2023	0.91%
Year ended October 31, 2022	0.52%
Year ended October 31, 2021	0.96%
Year ended October 31, 2020	0.88%
Year ended October 31, 2019	0.92%

[1]	For the year ended October 31, 2023, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
[2]
After the close of business on December 16, 2022, the Fund acquired the net assets of 361 Global Long/Short Equity Fund, which became the accounting and performance survivor in the transaction. The information for the periods prior to December 16, 2022 is that of 361 Global Long/Short Equity Fund Class I.

[3]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
Allspring Global Long/Short Equity Fund | 29

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Global Long/Short Equity Fund (the “Fund”) which is a diversified series of the Trust.
After the close of business on December 16, 2022, the net assets of 361 Global Long/Short Equity Fund (the “Predecessor Fund”) were acquired by the Fund, which was created to receive the net assets of the Predecessor Fund, in an exchange for shares of the Fund. Investor Class, Class Y and Class I shares of the Predecessor Fund received Class A, Class R6 and Institutional Class shares, respectively, of the Fund in the transaction. Since the Predecessor Fund contributed all of the net assets and shareholders to the newly created Allspring fund, the accounting and performance history of the Predecessor Fund has been carried forward in the financial statements contained herein.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management, LLC (“Allspring Funds Management”).
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures implemented by Allspring Funds Management are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2023, such fair value pricing was used in pricing certain foreign securities.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at  rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
30 | Allspring Global Long/Short Equity Fund

Notes to financial statements
Short sales
The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it must borrow the security sold short and deliver it to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.
The Fund records the proceeds as a liability which is marked-to-market daily based upon quotations from an independent pricing service or an independent broker-dealer and any change in value is recorded as an unrealized gain or loss.  Any interest or dividends accrued on such borrowed securities during the period of the loan are recorded as an expense on the Statement of Operations. To borrow the security, the Fund may be required to pay a premium, which would decrease the proceeds of the security sold.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the closing of a short sale if the market price at the closing is less than or greater than, respectively, the proceeds originally received. Until the short sale is closed or the borrowed security is replaced, the Fund maintains a segregated account of cash or liquid securities, the dollar value of which is at least equal to the market value of the security at the time of the short sale.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions received from REIT investments may be characterized as ordinary income, capital gains, or a return of capital to the Fund based on information provided by the REIT. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates may be used in reporting the character of income and distributions for financial statement purposes.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of October 31, 2023, the aggregate cost of all investments for federal income tax purposes was $373,385,158 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$50,661,433
Gross unrealized losses	(49,016,308)
Net unrealized gains	$1,645,125
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At October 31, 2023, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable loss
$35,923	$(35,923)
As of October 31, 2023, the Fund had capital loss carryforwards which consist of $18,699,103 in short-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income and expense, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
Allspring Global Long/Short Equity Fund | 31

Notes to financial statements
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
32 | Allspring Global Long/Short Equity Fund

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Australia	$0	$3,643,234	$0	$3,643,234
Belgium	0	1,190,875	0	1,190,875
Canada	15,076,972	0	0	15,076,972
Denmark	0	4,062,384	0	4,062,384
France	0	7,884,410	0	7,884,410
Germany	0	24,107,533	0	24,107,533
Hong Kong	0	15,296,695	0	15,296,695
Ireland	1,606,238	0	0	1,606,238
Italy	0	8,980,731	0	8,980,731
Japan	0	43,061,235	0	43,061,235
Netherlands	2,989,774	6,838,074	0	9,827,848
Singapore	0	867,458	0	867,458
Spain	0	7,927,639	0	7,927,639
Sweden	0	12,354,525	0	12,354,525
Switzerland	0	7,665,271	0	7,665,271
United Kingdom	5,873,472	22,276,138	0	28,149,610
United States	291,784,675	0	0	291,784,675
Preferred stocks
Germany	0	4,369,176	0	4,369,176
Warrants
Canada	0	0	0	0
Short-term investments
Investment companies	29,550,411	0	0	29,550,411
Total assets	$346,881,542	$170,525,378	$0	$517,406,920
Liabilities
Securities sold short
Common stocks
Australia	$0	$2,129,804	$0	$2,129,804
Canada	7,575,384	0	0	7,575,384
Curacao	3,709,683	0	0	3,709,683
Denmark	0	1,513,180	0	1,513,180
France	0	6,836,250	0	6,836,250
Germany	0	6,541,168	0	6,541,168
Italy	0	3,360,713	0	3,360,713
Japan	0	11,430,940	0	11,430,940
Luxembourg	781,025	0	0	781,025
Netherlands	0	11,011,183	0	11,011,183
Spain	1,864,510	6,779,676	0	8,644,186
Sweden	0	5,182,458	0	5,182,458
United Kingdom	560,185	3,853,380	0	4,413,565
United States	68,642,304	0	0	68,642,304
Preferred stocks
Germany	0	604,794	0	604,794
Total liabilities	$83,133,091	$59,243,546	$0	$142,376,637
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
At October 31, 2023, the Fund did not have any transfers into/out of Level 3.
Allspring Global Long/Short Equity Fund | 33

Notes to financial statements
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $1 billion	1.250%
Next $4 billion	1.225
Over $5 billion	1.200
Prior to December 19, 2022, the Predecessor Fund paid an advisory fee to the predecessor investment advisor at an annual rate of 1.25% of its average daily net assets.
For the year ended October 31, 2023, the management fee was equivalent to an annual rate of 1.25% of the Fund’s average daily net assets.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.20%
Class C	0.20
Class R6	0.03
Institutional Class	0.13
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.21% of its respective average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through February 28, 2025 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of October 31, 2023, excluding expenses from dividends on securities sold short and interest expense, the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class A	1.72%
Class C	2.47
Class R6	1.30
Institutional Class	1.40
Prior to June 30, 2023, the Fund’s expenses were capped at 1.73% for Class A and 2.48% for Class C. Prior to December 19, 2022, the Predecessor Fund’s expenses were capped at 1.39% for Investor Class shares, 1.39% for Class Y shares and 1.39% for Class I shares. These expense caps did not include dividends on securities sold short or any class-level expenses.
Distribution fees
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares. Prior to December 19, 2022, Investor Class shares of the Predecessor Fund were charged a fee at an annual rate up to 0.25% of its average daily net assets.
34 | Allspring Global Long/Short Equity Fund

Notes to financial statements
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended ended October 31, 2023, Allspring Funds Distributor received $1,580 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended October 31, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Class C are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund. Prior to December 19, 2022, Investor Class and Class I shares of the Predecessor Fund were each charged a fee at an annual rate up to 0.15% of its respective average daily net assets.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended October 31, 2023.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2023 were $2,289,822,196 and $2,437,272,458, respectively.
6.
BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund. For the year ended October 31, 2023, there were no borrowings by the Fund under this agreement.
In an agreement with a prime broker, the Fund purchased or borrowed securities on margin and was charged interest based on a borrowing rate equal to the Federal Funds rate plus a spread.  During the year ended October 31, 2023, the Fund had average borrowings outstanding of $81,234,438 at a rate of 4.29% and recorded interest in the amount of $3,457,024, which represents 0.60% of its average daily net assets.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended October 31, 2023 and October 31, 2022 were as follows:
	Year ended October 31
	2023	2022
Ordinary income	$5,800,584	$3,285
Long-term capital gain	0	19,794,827
As of October 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$12,436,555	$1,539,500	$(18,699,103)
8.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
Allspring Global Long/Short Equity Fund | 35

Notes to financial statements
9.
CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Prior to December 16, 2022, Tait, Weller & Baker LLP was the independent registered public accounting firm for the Predecessor Fund.  As a result of the Fund’s acquisition of the Predecessor Fund, KPMG LLP became the Fund’s independent registered public accounting firm.
The reports of the financial statements audited by Tait, Weller & Baker LLP for each of the years in the four-year period ended October 31, 2022 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.  There were no disagreements or reportable events between the Predecessor Fund and Tait, Weller & Baker LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Tait, Weller & Baker LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.
36 | Allspring Global Long/Short Equity Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Global Long/Short Equity Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of October 31, 2023, the related statements of operations, changes in net assets, and cash flows for the year then ended, and the related notes (collectively, the financial statements) and the financial highlights for the year then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations, changes in its net assets, its cash flows, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
The statement of changes in net assets for the year ended October 31, 2022 and the financial highlights for the four years ended October 31, 2022, were audited by other independent registered public accountants whose report, dated December 30, 2022, expressed an unqualified opinion on that financial statement and those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, transfer agent and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
December 27, 2023
Allspring Global Long/Short Equity Fund | 37

Other information (unaudited)
Other information
Tax information
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 84% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended October 31, 2023.
Pursuant to Section 854 of the Internal Revenue Code, $5,800,584 of income dividends paid during the fiscal year ended October 31, 2023 has been designated as qualified dividend income (QDI).
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

38 | Allspring Global Long/Short Equity Fund

Other information (unaudited)
Board of trustees and officers
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 126 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds  (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

Allspring Global Long/Short Equity Fund | 39

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

40 | Allspring Global Long/Short Equity Fund

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Global Long/Short Equity Fund | 41

Other information (unaudited)
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Global Long/Short Equity Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

42 | Allspring Global Long/Short Equity Fund

Other information (unaudited)
role as administrator of the Fund’s liquidity risk management program, and the Fund’s derivatives risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board noted that the Fund had recently been established to acquire the assets and liabilities of the 361 Global Long/Short Equity Fund (the “361 Fund”), which was sub-advised by the Sub-Adviser using the same investment objective and principal investment strategy as the Fund. As such, the Board considered the investment performance results for the Fund and the 361 Fund, as applicable, over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Institutional Class) was lower than the average investment performance of the Universe for all periods under review.  The Board also noted that the investment performance of the Fund was higher than the investment performance of its benchmark index, the MSCI World Index (Net) (USD), for the one-year period under review and lower than the benchmark index for the three- and five-year periods under review.
The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe and benchmark over the longer time periods under review.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for each share class. The Board noted that Allspring Funds Management had agreed to reduce the net operating expense caps for the Fund’s Class A shares.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.

Allspring Global Long/Short Equity Fund | 43

Other information (unaudited)
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

44 | Allspring Global Long/Short Equity Fund

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). The Report noted significant liquidity events impacting the Funds related to extended foreign market holidays as well as the difficulty of trading and settlement of most Russia-related securities due to sanctions activity. The Report noted that there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring Global Long/Short Equity Fund | 45

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-11012023-v3jjvzyq 12-23
AR4340 10-23

Allspring International Equity Fund
Annual Report
October 31, 2023

The views expressed and any forward-looking statements are as of October 31, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring International Equity Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring International Equity Fund for the 12-month period that ended October 31, 2023. Globally, stocks and bonds experienced high levels of volatility through the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, as investors anticipated an end to the tight monetary policy despite concerns of a possible impending recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income. However, ongoing rate hikes continued to be a headwind during recent months.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 10.14%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 12.07%, while the MSCI EM Index (Net) (USD)3 had more modest performance, with a gain of 10.80%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned 0.36%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 gained 2.59%, the Bloomberg Municipal Bond Index6 gained 2.64%, and the ICE BofA U.S. High Yield Index7 returned 5.90%.
Despite high inflation and central bank rate hikes, markets rallied.
As the 12-month period began, stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. While inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)8 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
8
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
2 | Allspring International Equity Fund

Letter to shareholders (unaudited)
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported strong job gains and unemployment fell to 3.4%—the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained on the Federal Reserve (Fed) and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was taken as a negative, with inflation not falling quickly enough for the Fed, which raised interest rates by 0.25% in February. Meanwhile, the Bank of England (BoE) and the European Central Bank (ECB) both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, other data in March pointed to economic strength in the U.S., Europe, and China. China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and the eurozone all remained higher than central bank targets, leading to additional rate hikes in March.
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes1 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and the ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, Core CPI2, while continuing to decline, remained stubbornly high in June at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
“ The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
1
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
2
The Core CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
Allspring International Equity Fund | 3

Letter to shareholders (unaudited)
“ With strong
second-quarter gross
domestic product(GDP)
growth—initially
estimated at 2.4%—and
U.S. annual inflation easing steadily to 3.2%
in July, hopes for a soft
economic landing grew. ”
July was a good month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions tended to do well, as investors grew more optimistic regarding economic prospects. With strong second-quarter gross domestic product (GDP) growth––initially estimated at 2.4%––and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the ECB, and the BoE all raised their respective key interest rates by 0.25% in July. In the Fed’s case, speculation grew that it could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed signs of stagnation, renewing concerns of global fallout.
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. On a more positive note, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August, as the annual CPI rose 3.7%. However, the three-month trend for core CPI stood at a more encouraging annualized 2.4%.
Stocks and bonds both had negative overall returns in September as investors reluctantly recited the new chorus of “higher for longer,” led by the Fed’s determination not to lower interest rates until it knows it has vanquished its pesky opponent—higher-than-targeted inflation. As of September, the two primary gauges of U.S. inflation—the annual Core Personal Consumption Expenditures Price Index1 and the CPI—both stood at roughly 4%, twice as high as the Fed’s oft-stated 2% target. The month ended with the prospect of yet another U.S. government shutdown, averted at least temporarily but looming later this fall.
October was a tough month for stocks and bonds. Key global and domestic indexes all were pushed down by rising geopolitical tensions, particularly the Israel-Hamas conflict, and concerns over the Fed’s “higher for longer” monetary policy. The U.S. 10-year Treasury yield rose above 5% for the first time since 2007. Commodity prices did well as oil prices rallied in response to the prospect of oil supply disruptions from the Middle East. U.S. annualized third-quarter GDP was estimated at a healthier-than-anticipated 4.9%. China’s GDP indicated surprisingly strong industrial production and retail sales, offset by ongoing weakness in its real estate sector.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
1
The Core Personal Consumption Expenditures Price Index (PCE) is a measure of prices that people living in the United States, or those buying on their behalf, pay for goods and services. It is sometimes called the core PCE price index, because two categories that can have price swings – food and energy – are left out to make underlying inflation easier to see. You cannot invest directly in an index.
4 | Allspring International Equity Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring International Equity Fund | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Jonathan Drexel, CFA†, Paige Henderson, CFA, CFP†

Average annual total returns (%) as of October 31, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (WFEAX)	1-20-1998	8.91	0.37	1.50	15.53	1.57	2.10	1.38	1.14
Class C (WFEFX)	3-6-1998	13.51	0.79	1.49	14.51	0.79	1.49	2.13	1.89
Class R6 (WFEHX)[3]	9-30-2015	–	–	–	15.87	1.89	2.39	0.95	0.79
Administrator Class (WFEDX)	7-16-2010	–	–	–	15.36	1.54	2.09	1.30	1.14
Institutional Class (WFENX)	3-9-1998	–	–	–	15.75	1.85	2.37	1.05	0.84
MSCI ACWI ex USA Index (Net)[4]	–	–	–	–	12.07	3.46	2.54	–	–
MSCI EAFE Index (Net)[5]	–	–	–	–	14.40	4.10	3.05	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through February 29, 2024, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.14% for Class A, 1.89% for Class C, 0.79% for Class R6, 1.14% for Administrator Class and 0.84% for Institutional Class. Brokerage
commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees.
Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[4]
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]
The MSCI Europe, Australasia, Far East (EAFE) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. You cannot invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

†	Jonathan Drexel and Paige Henderson became portfolio managers of the Fund on October 20, 2023.
CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring International Equity Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of October 31, 2023[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the MSCI ACWI ex USA Index (Net) and MSCI EAFE Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring International Equity Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund outperformed the MSCI ACWI ex USA Index (Net) for the 12-month period that ended October 31, 2023.
•Stock selection within the industrials, financials, and consumer discretionary sectors resulted in notable contributions to performance. Positioning in information technology and communication services stocks detracted from relative performance due to a combination of negative allocation and selection effects.
•The Fund’s exposure to Europe includes overweight positions in Italy, the U.K., and the Netherlands, with underweights in Switzerland, Sweden, and Germany. Exposure in Asia included underweights in India and Australia being offset by overweights in Korea, Thailand, and China/Hong Kong.
Our investment and risk management process of finding non-consensus undervalued equities and marrying core micro stock picking with macro risk management in each region of the globe resulted in shifts to sector and country allocations. This includes an increase in exposure to the consumer staples, health care, and communication services sectors and France, Germany, and Japan. That was offset by reduced allocations to the financials, consumer discretionary, and materials sectors and China/Hong Kong, the U.S., and Thailand.

Ten largest holdings (%) as of October 31, 2023[1]
BAE Systems PLC	3.11
Samsung Electronics Co. Ltd.	3.09
Coca-Cola Europacific Partners PLC	2.97
Shell PLC	2.97
Sanofi SA	2.95
TotalEnergies SE	2.82
Vinci SA	2.50
ORIX Corp.	2.46
Deutsche Boerse AG	2.39
Toyota Motor Corp.	2.30

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
Over the past 12 months, contributions to performance were driven largely by stock selection.
Top contributors included Mitsubishi UFJ Financial Group, Rheinmetall AG*, SNC-Lavalin Group*, UniCredit S.p.A.*, and Samsonite International*. Mitsubishi UFJ Group, Japan’s largest bank, gained in the recent quarter as analysts and investors upgraded their earnings forecasts due to prospects for higher normalized margins as yields in Japan expand as well as increasing expectations for higher dividends and share buybacks. UniCredit, the second-largest bank in Italy has benefited over the past 12 months from micro self-help on capital returns and macro tailwinds from higher European interest rates. UniCredit is returning excess capital to shareholders and is estimated to be able to return 40% to 50% of its market cap to shareholders via dividends and stock buybacks over the 2023–2025 period with an initial commitment of 16% of market cap this year. Furthermore, the company’s net interest margins have benefited from the steady rise in interest rates over the past year, particularly given low deposit rates and excess liquidity.
Sector allocation as of October 31, 2023[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
*This security was no longer held at the end of the reporting period.

8 | Allspring International Equity Fund

Performance highlights (unaudited)
The weakest performers included Worldline SA*, LONGi Green Energy Technology*, NN Group N.V.*, Qantas Airways*, and Entain PLC. Worldline is a French-based European provider of digital payment solutions. Recent underperformance has followed a combination of 1) expected top-line growth deceleration on European Union consumer weakness, 2) some consternation with the company’s reporting and accounting (free cash flow development, inclusion of scheme fees in top-line, research and development capitalization, and restructuring), and 3) competition fears, especially in the U.S., that led Ayden to decline 60% in little over a month. Since early June, fiscal-year 2023 earnings-per-share estimates have moved from€2.39 to€2.37 (-1%) and fiscal-year 2024 earnings-per-share estimates have moved from€2.86 to€2.70 (-6%). Multiple compression has been far more severe, with fiscal-year 2023 price/earnings (P/E) moving from 15.2 to 11.4 and fiscal-year 2024 P/E moving from 12.7 to 10.0. Entain is a U.K.-based global sports betting and gambling company operating in both online and retail sectors. With questionable capital deployment, the potential of market share losses, poor execution, and slowing online growth, shares have underperformed. Accordingly, the secular value thesis has been broken, despite low valuation, resulting in us reducing and then exiting the position.
Outlook
Our short-term outlook remains neutral. Sentiment deteriorated during the third quarter and volatility rose given continued signs of more persistent inflation supported by rising energy prices and central banks, especially across Europe and the U.K., in tightening mode, with the Federal Reserve having moved to a “hawkish pause” with continued quantitative tightening. Economic growth remains constructive for now with a satisfactory U.S. consumer and a succession of stimulus measures in China. However, there is risk to earnings growth due to peak margins in the U.S. and European Union and long-term pressure on consumer and corporate confidence from rising real yields.
Geographic allocation as of October 31, 2023[1]

66%
Europe
18%
Japan
6%
Asia/Pacific ex-Japan
5%
North America
2%
Latin America
1%
Africa/Middle East
2%
Other

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
Our long-term outlook remains cautious given a base case for a long-duration but shallow-magnitude global economic slowdown/potential earnings recession from aggressive central bank tightening in developed markets, sticky services/wage inflation, high margins, and need for earnings-per-share downgrade. The risk of a U.S. recession remains elevated given sharp monetary tightening and the mini bank crisis with tightening credit conditions.
*This security was no longer held at the end of the reporting period.

Allspring International Equity Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2023 to October 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 5-1-2023	Ending account value 10-31-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$954.21	$5.37	1.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	$5.55	1.09%
Class C
Actual	$1,000.00	$950.14	$9.24	1.88%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.73	$9.55	1.88%
Class R6
Actual	$1,000.00	$955.75	$3.85	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.27	$3.97	0.78%
Administrator Class
Actual	$1,000.00	$953.03	$5.61	1.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.46	$5.80	1.14%
Institutional Class
Actual	$1,000.00	$955.35	$4.14	0.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.97	$4.28	0.84%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).

10 | Allspring International Equity Fund

Portfolio of investments—October 31, 2023
Portfolio of investments

	Shares	Value
Common stocks: 95.02%
Canada: 3.24%
Restaurant Brands International, Inc. (Consumer discretionary, Hotels, restaurants & leisure)	78,559	$5,279,165
TC Energy Corp. (Energy, Oil, gas & consumable fuels)	96,125	3,311,506
		8,590,671
Finland: 2.01%
Nordea Bank Abp (Financials, Banks)	505,084	5,321,787
France: 21.54%
Air Liquide SA (Materials, Chemicals)	35,530	6,088,142
AXA SA (Financials, Insurance)	178,714	5,295,372
Capgemini SE (Information technology, IT services)	24,775	4,378,457
L’Oreal SA (Consumer staples, Personal care products)	13,352	5,612,252
LVMH Moet Hennessy Louis Vuitton SE (Consumer discretionary, Textiles, apparel & luxury goods)	6,887	4,930,612
Sanofi SA (Health care, Pharmaceuticals)	86,200	7,827,498
Schneider Electric SE (Industrials, Electrical equipment)	22,303	3,431,479
TotalEnergies SE (Energy, Oil, gas & consumable fuels)	111,854	7,478,278
Veolia Environnement SA (Utilities, Multi-utilities)	199,834	5,475,531
Vinci SA (Industrials, Construction & engineering)	59,925	6,626,172
		57,143,793
Germany: 11.54%
adidas AG (Consumer discretionary, Textiles, apparel & luxury goods)	29,772	5,293,693
Deutsche Boerse AG (Financials, Capital markets)	38,438	6,326,761
Deutsche Post AG (Industrials, Air freight & logistics)	99,412	3,881,392
Deutsche Telekom AG (Communication services, Diversified telecommunication services)	218,950	4,752,017
SAP SE (Information technology, Software)	39,846	5,344,637
Siemens AG (Industrials, Industrial conglomerates)	37,814	5,017,874
		30,616,374
Hong Kong: 1.42%
AIA Group Ltd. (Financials, Insurance)	433,400	3,763,560
Israel: 1.45%
Check Point Software Technologies Ltd. (Information technology, Software)†	28,722	3,855,929
Japan: 17.93%
Asahi Group Holdings Ltd. (Consumer staples, Beverages)	128,000	4,629,810
FUJIFILM Holdings Corp. (Information technology, Technology hardware, storage & peripherals)	67,100	3,670,220
Hitachi Ltd. (Industrials, Industrial conglomerates)	37,400	2,370,658
Mitsubishi UFJ Financial Group, Inc. (Financials, Banks)	286,300	2,401,813
Nintendo Co. Ltd. (Communication services, Entertainment)	115,000	4,751,158
ORIX Corp. (Financials, Financial services)	358,500	6,519,801
Seven & i Holdings Co. Ltd. (Consumer staples, Consumer staples distribution & retail)	82,000	3,004,373
Sumitomo Mitsui Financial Group, Inc. (Financials, Banks)	116,900	5,635,512
The accompanying notes are an integral part of these financial statements.
Allspring International Equity Fund | 11

Portfolio of investments—October 31, 2023

	Shares	Value
Japan(continued)
Takeda Pharmaceutical Co. Ltd. (Health care, Pharmaceuticals)	106,900	$2,901,771
Tokyo Electron Ltd. (Information technology, Semiconductors & semiconductor equipment)	42,100	5,562,995
Toyota Motor Corp. (Consumer discretionary, Automobiles)	348,400	6,094,819
		47,542,930
Mexico: 1.49%
America Movil SAB de CV Series B (Communication services, Wireless telecommunication services)	4,779,699	3,952,816
Netherlands: 4.31%
Airbus SE (Industrials, Aerospace & defense)	39,764	5,331,404
ING Groep NV (Financials, Banks)	475,205	6,092,377
		11,423,781
South Korea: 3.90%
Samsung Electronics Co. Ltd. GDR (Information technology, Technology hardware, storage & peripherals)	6,551	8,191,866
SK Telecom Co. Ltd. (Communication services, Wireless telecommunication services)	59,051	2,153,409
		10,345,275
Switzerland: 6.11%
Nestle SA (Consumer staples, Food products)	55,356	5,969,521
Novartis AG (Health care, Pharmaceuticals)	62,713	5,871,163
Roche Holding AG (Health care, Pharmaceuticals)	16,901	4,355,549
		16,196,233
Thailand: 0.15%
Minor International PCL (Consumer discretionary, Hotels, restaurants & leisure)	515,500	401,719
United Kingdom: 18.34%
AstraZeneca PLC (Health care, Pharmaceuticals)	47,063	5,892,458
BAE Systems PLC (Industrials, Aerospace & defense)	613,667	8,251,589
Coca-Cola Europacific Partners PLC (Consumer staples, Beverages)	134,806	7,887,499
Diageo PLC (Consumer staples, Beverages)	160,628	6,074,304
National Grid PLC (Utilities, Multi-utilities)	253,531	3,022,842
Reckitt Benckiser Group PLC (Consumer staples, Household products)	31,149	2,083,059
Shell PLC (Energy, Oil, gas & consumable fuels)	244,599	7,882,649
Smith & Nephew PLC (Health care, Health care equipment & supplies)	379,246	4,244,187
Unilever PLC (Consumer staples, Personal care products)	69,809	3,299,789
		48,638,376
United States: 1.59%
EOG Resources, Inc. (Energy, Oil, gas & consumable fuels)	17,527	2,212,784
Gentex Corp. (Consumer discretionary, Automobile components)	70,347	2,017,552
		4,230,336
Total common stocks (Cost $243,560,586)		252,023,580
The accompanying notes are an integral part of these financial statements.
12 | Allspring International Equity Fund

Portfolio of investments—October 31, 2023

	Shares	Value
Investment companies: 2.00%
United States: 2.00%
iShares MSCI EAFE ETF	79,434	$5,315,723
Total investment companies (Cost $5,294,149)		5,315,723

		Yield
Short-term investments: 1.17%
Investment companies: 1.17%
Allspring Government Money Market Fund Select Class♠∞		5.29%	3,094,072	3,094,072
Total short-term investments (Cost $3,094,072)				3,094,072
Total investments in securities (Cost $251,948,807)	98.19%			260,433,375
Other assets and liabilities, net	1.81			4,794,312
Total net assets	100.00%			$265,227,687

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
GDR	Global depositary receipt
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$4,710,469	$178,641,229	$(180,257,626)	$0	$0	$3,094,072	3,094,072	$319,722
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	6,780,138	24,154,050	(30,934,500)	312	0	0	0	50,617 [1]
				$312	$0	$3,094,072		$370,339

[1]	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.
Allspring International Equity Fund | 13

Statement of assets and liabilities—October 31, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $248,854,735)	$257,339,303
Investments in affiliated securities, at value (cost $3,094,072)	3,094,072
Foreign currency, at value (cost $2,034,351)	2,033,455
Receivable for investments sold	35,343,430
Receivable for dividends	2,622,981
Receivable for Fund shares sold	141,751
Prepaid expenses and other assets	4,063
Total assets	300,579,055
Liabilities
Payable for investments purchased	34,795,919
Payable for Fund shares redeemed	178,092
Management fee payable	119,239
Administration fees payable	34,965
Distribution fees payable	1,276
Accrued expenses and other liabilities	221,877
Total liabilities	35,351,368
Total net assets	$265,227,687
Net assets consist of
Paid-in capital	$352,575,339
Total distributable loss	(87,347,652)
Total net assets	$265,227,687
Computation of net asset value and offering price per share
Net assets–Class A	$110,901,591
Shares outstanding–Class A1	9,719,094
Net asset value per share–Class A	$11.41
Maximum offering price per share – Class A2	$12.11
Net assets–Class C	$1,925,881
Shares outstanding–Class C1	169,763
Net asset value per share–Class C	$11.34
Net assets–Class R6	$23,429,497
Shares outstanding–Class R6[1]	2,080,317
Net asset value per share–Class R6	$11.26
Net assets–Administrator Class	$7,901,969
Shares outstanding–Administrator Class[1]	705,047
Net asset value per share–Administrator Class	$11.21
Net assets–Institutional Class	$121,068,749
Shares outstanding–Institutional Class[1]	10,738,069
Net asset value per share–Institutional Class	$11.27
1 The Fund has an unlimited number of authorized shares.
2  Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
14 | Allspring International Equity Fund

Statement of operations—year ended October 31, 2023
Statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $965,225)	$8,302,401
Income from non-cash dividends	738,975
Income from affiliated securities	325,504
Interest (net of foreign withholding taxes of $7)	5,311
Total investment income	9,372,191
Expenses
Management fee	2,554,489
Administration fees
Class A	267,834
Class C	6,260
Class R	444 [1]
Class R6	13,033
Administrator Class	11,944
Institutional Class	174,046
Shareholder servicing fees
Class A	323,920
Class C	7,525
Class R	528 [1]
Administrator Class	22,960
Distribution fees
Class C	22,564
Class R	528 [1]
Custody and accounting fees	103,108
Professional fees	145,389
Registration fees	201,929
Shareholder report expenses	59,925
Trustees’ fees and expenses	23,223
Interest expense	3,111
Other fees and expenses	77,207
Total expenses	4,019,967
Less: Fee waivers and/or expense reimbursements
Fund-level	(735,002)
Class A	(131,755)
Class C	(2,388)
Class R6	(2,557)
Administrator Class	(3)
Institutional Class	(72,146)
Net expenses	3,076,116
Net investment income	6,296,075
1 For the period from November 1, 2022 to June 16, 2023. Effective at the close of business on June 16, 2023, Class R shares were converted to Class A shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
Allspring International Equity Fund | 15

Statement of operations—year ended October 31, 2023

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	$7,780,371
Affiliated securities	312
Foreign currency and foreign currency translations	(57,488)
Net realized gains on investments	7,723,195
Net change in unrealized gains (losses) on
Unaffiliated securities	34,796,723
Foreign currency and foreign currency translations	238,676
Net change in unrealized gains (losses) on investments	35,035,399
Net realized and unrealized gains (losses) on investments	42,758,594
Net increase in net assets resulting from operations	$49,054,669
The accompanying notes are an integral part of these financial statements.
16 | Allspring International Equity Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended October 31, 2023		Year ended October 31, 2022
Operations
Net investment income		$6,296,075		$6,244,012
Net realized gains (losses) on investments		7,723,195		(11,970,649)
Net change in unrealized gains (losses) on investments		35,035,399		(89,838,466)
Net increase (decrease) in net assets resulting from operations		49,054,669		(95,565,103)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(1,968,447)		(3,279,726)
Class C		(20,285)		(53,251)
Class R		(338)[1]		(4,783)
Class R6		(806,843)		(1,470,779)
Administrator Class		(146,702)		(257,832)
Institutional Class		(2,478,449)		(4,764,928)
Tax basis return of capital
Class A		0		(186,969)
Class C		0		(6,168)
Class R		0 [1]		(399)
Class R6		0		(64,599)
Administrator Class		0		(14,683)
Institutional Class		0		(216,333)
Total distributions to shareholders		(5,421,064)		(10,320,450)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	687,699	8,275,452	676,493	7,836,254
Class C	8,623	103,233	13,684	163,351
Class R	1,796 [1]	21,766 [1]	10,483	124,341
Class R6	162,362	1,878,219	317,223	3,659,212
Administrator Class	2,724	31,421	13,227	159,292
Institutional Class	2,287,400	27,318,093	1,905,612	22,686,107
		37,628,184		34,628,557
Reinvestment of distributions
Class A	159,900	1,907,489	292,324	3,349,903
Class C	1,637	19,566	5,164	57,567
Class R	27 [1]	319 [1]	439	4,979
Class R6	21,784	255,898	40,633	463,617
Administrator Class	12,377	144,944	23,834	270,025
Institutional Class	205,449	2,417,802	424,071	4,848,935
		4,746,018		8,995,026
1 For the period from November 1, 2022 to June 16, 2023
The accompanying notes are an integral part of these financial statements.
Allspring International Equity Fund | 17

Statement of changes in net assets

	Year ended October 31, 2023		Year ended October 31, 2022
	Shares		Shares
Payment for shares redeemed
Class A	(2,779,727)	$(33,500,520)	(2,121,369)	$(24,829,961)
Class C	(173,411)	(2,053,907)	(176,928)	(2,107,596)
Class R	(2,179)[1]	(25,637)[1]	(7,128)	(91,018)
Class R6	(2,375,424)	(28,330,065)	(294,973)	(3,327,619)
Administrator Class	(186,919)	(2,208,268)	(282,466)	(3,443,810)
Institutional Class	(4,633,013)	(53,927,952)	(4,022,876)	(44,955,655)
		(120,046,349)		(78,755,659)
Share conversions
Class A	28,598 [2]	354,077 [2]	0	0
Class R	(27,860)[2]	(354,077)[2]	0	0
		0		0
Net decrease in net assets resulting from capital share transactions		(77,672,147)		(35,132,076)
Total decrease in net assets		(34,038,542)		(141,017,629)
Net assets
Beginning of period		299,266,229		440,283,858
End of period		$265,227,687		$299,266,229
1 For the period from November 1, 2022 to June 16, 2023
2 Effective at the close of business on June 16, 2023, Class R shares were converted to Class A shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
18 | Allspring International Equity Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.04	$13.34	$10.43	$11.38	$11.81
Net investment income	0.22 [1]	0.16	0.23 [1]	0.12	0.24 [1]
Net realized and unrealized gains (losses) on investments	1.34	(3.17)	2.89	(0.97)	(0.16)
Total from investment operations	1.56	(3.01)	3.12	(0.85)	0.08
Distributions to shareholders from
Net investment income	(0.19)	(0.27)	(0.21)	(0.10)	(0.51)
Tax basis return of capital	0.00	(0.02)	0.00	0.00	0.00
Total distributions to shareholders	(0.19)	(0.29)	(0.21)	(0.10)	(0.51)
Net asset value, end of period	$11.41	$10.04	$13.34	$10.43	$11.38
Total return[2]	15.53%	(22.84)%	29.92%	(7.54)%	0.93%
Ratios to average net assets (annualized)
Gross expenses	1.45%	1.40%	1.36%	1.48%	1.45%
Net expenses	1.12%	1.13%	1.13%	1.13%	1.14%
Net investment income	1.82%	1.50%	1.73%	1.12%	2.13%
Supplemental data
Portfolio turnover rate	126%	58%	95%	73%	49%
Net assets, end of period (000s omitted)	$110,902	$116,735	$170,419	$62,800	$81,110

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
Allspring International Equity Fund | 19

Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.99	$13.22	$10.31	$11.28	$11.57
Net investment income	0.12 [1]	0.09 [1]	0.09 [1]	0.03 [1]	0.12 [1]
Net realized and unrealized gains (losses) on investments	1.32	(3.17)	2.89	(0.95)	(0.12)
Total from investment operations	1.44	(3.08)	2.98	(0.92)	0.00
Distributions to shareholders from
Net investment income	(0.09)	(0.13)	(0.07)	(0.05)	(0.29)
Tax basis return of capital	0.00	(0.02)	0.00	0.00	0.00
Total distributions to shareholders	(0.09)	(0.15)	(0.07)	(0.05)	(0.29)
Net asset value, end of period	$11.34	$9.99	$13.22	$10.31	$11.28
Total return[2]	14.51%	(23.38)%	28.94%	(8.22)%	0.16%
Ratios to average net assets (annualized)
Gross expenses	2.20%	2.14%	2.12%	2.22%	2.19%
Net expenses	1.89%	1.89%	1.89%	1.89%	1.89%
Net investment income	1.01%	0.76%	0.72%	0.28%	1.07%
Supplemental data
Portfolio turnover rate	126%	58%	95%	73%	49%
Net assets, end of period (000s omitted)	$1,926	$3,324	$6,490	$5,794	$10,700

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
20 | Allspring International Equity Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
Class R6	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.92	$13.22	$10.36	$11.31	$11.79
Net investment income	0.26 [1]	0.22	0.31	0.16	0.35
Net realized and unrealized gains (losses) on investments	1.31	(3.16)	2.81	(0.96)	(0.23)
Total from investment operations	1.57	(2.94)	3.12	(0.80)	0.12
Distributions to shareholders from
Net investment income	(0.23)	(0.34)	(0.26)	(0.15)	(0.60)
Tax basis return of capital	0.00	(0.02)	0.00	0.00	0.00
Total distributions to shareholders	(0.23)	(0.36)	(0.26)	(0.15)	(0.60)
Net asset value, end of period	$11.26	$9.92	$13.22	$10.36	$11.31
Total return	15.87%	(22.56)%	30.17%	(7.15)%	1.27%
Ratios to average net assets (annualized)
Gross expenses	1.02%	0.97%	0.95%	1.05%	1.01%
Net expenses	0.79%	0.79%	0.79%	0.79%	0.81%
Net investment income	2.23%	1.83%	1.70%	1.51%	2.23%
Supplemental data
Portfolio turnover rate	126%	58%	95%	73%	49%
Net assets, end of period (000s omitted)	$23,429	$42,385	$55,639	$32,011	$36,505

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
Allspring International Equity Fund | 21

Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
Administrator Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.88	$13.13	$10.28	$11.22	$11.62
Net investment income	0.21 [1]	0.18 [1]	0.27 [1]	0.10 [1]	0.23 [1]
Net realized and unrealized gains (losses) on investments	1.32	(3.14)	2.80	(0.94)	(0.14)
Total from investment operations	1.53	(2.96)	3.07	(0.84)	0.09
Distributions to shareholders from
Net investment income	(0.20)	(0.27)	(0.22)	(0.10)	(0.49)
Tax basis return of capital	0.00	(0.02)	0.00	0.00	0.00
Total distributions to shareholders	(0.20)	(0.29)	(0.22)	(0.10)	(0.49)
Net asset value, end of period	$11.21	$9.88	$13.13	$10.28	$11.22
Total return	15.36%	(22.81)%	29.87%	(7.54)%	0.98%
Ratios to average net assets (annualized)
Gross expenses	1.37%	1.32%	1.26%	1.39%	1.36%
Net expenses	1.14%	1.14%	1.14%	1.14%	1.14%
Net investment income	1.76%	1.51%	2.06%	0.98%	2.00%
Supplemental data
Portfolio turnover rate	126%	58%	95%	73%	49%
Net assets, end of period (000s omitted)	$7,902	$8,662	$14,733	$589	$1,189

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
22 | Allspring International Equity Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.93	$13.22	$10.34	$11.29	$11.76
Net investment income	0.24 [1]	0.22 [1]	0.25 [1]	0.14 [1]	0.33
Net realized and unrealized gains (losses) on investments	1.32	(3.16)	2.88	(0.96)	(0.22)
Total from investment operations	1.56	(2.94)	3.13	(0.82)	0.11
Distributions to shareholders from
Net investment income	(0.22)	(0.33)	(0.25)	(0.13)	(0.58)
Tax basis return of capital	0.00	(0.02)	0.00	0.00	0.00
Total distributions to shareholders	(0.22)	(0.35)	(0.25)	(0.13)	(0.58)
Net asset value, end of period	$11.27	$9.93	$13.22	$10.34	$11.29
Total return	15.75%	(22.56)%	30.30%	(7.28)%	1.19%
Ratios to average net assets (annualized)
Gross expenses	1.12%	1.07%	1.03%	1.15%	1.11%
Net expenses	0.84%	0.84%	0.84%	0.84%	0.86%
Net investment income	2.07%	1.79%	1.93%	1.33%	2.27%
Supplemental data
Portfolio turnover rate	126%	58%	95%	73%	49%
Net assets, end of period (000s omitted)	$121,069	$127,869	$192,670	$86,052	$150,749

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
Allspring International Equity Fund | 23

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring International Equity Fund (the “Fund”) which is a diversified series of the Trust.
Effective at the close of business on June 16, 2023, Class R shares became Class A shares in a tax-free conversion. Shareholders of Class R received Class A shares at a value equal to the value of their Class R shares immediately prior to the conversion. Class R shares are no longer offered by the Fund.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management, LLC (“Allspring Funds Management”).
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures implemented by Allspring Funds Management are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2023, such fair value pricing was used in pricing certain foreign securities.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at  rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
During the period, the Fund participated in a program to lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities were on loan, the Fund received interest
24 | Allspring International Equity Fund

Notes to financial statements
or dividends on those securities. Cash collateral received in connection with its securities lending transactions was invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”), an affiliated non-registered investment company. Interests in the non-registered investment company that were redeemable at net asset value were fair valued normally at net asset value. Effective at the close of business on March 29, 2023, the Fund is no longer participating in the securities lending program and the Securities Lending Fund was liquidated. Securities Lending Fund was managed by Allspring Funds Management and was subadvised by Allspring Global Investments, LLC (“Allspring Investments”), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management received an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increased. All of the fees received by Allspring Funds Management were paid to Allspring Investments for its services as subadviser.
Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date.  Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of October 31, 2023, the aggregate cost of all investments for federal income tax purposes was $253,838,075 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$9,046,130
Gross unrealized losses	(2,342,088)
Net unrealized gains	$6,704,042
As of October 31, 2023, the Fund had capital loss carryforwards which consist of $30,200,647 in short-term capital losses and $64,967,997 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
Allspring International Equity Fund | 25

Notes to financial statements
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Canada	$8,590,671	$0	$0	$8,590,671
Finland	0	5,321,787	0	5,321,787
France	0	57,143,793	0	57,143,793
Germany	0	30,616,374	0	30,616,374
Hong Kong	0	3,763,560	0	3,763,560
Israel	3,855,929	0	0	3,855,929
Japan	0	47,542,930	0	47,542,930
Mexico	3,952,816	0	0	3,952,816
Netherlands	0	11,423,781	0	11,423,781
South Korea	0	10,345,275	0	10,345,275
Switzerland	0	16,196,233	0	16,196,233
Thailand	0	401,719	0	401,719
United Kingdom	13,270,347	35,368,029	0	48,638,376
United States	4,230,336	0	0	4,230,336
Investment companies	5,315,723	0	0	5,315,723
Short-term investments
Investment companies	3,094,072	0	0	3,094,072
Total assets	$42,309,894	$218,123,481	$0	$260,433,375
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
At October 31, 2023, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative
26 | Allspring International Equity Fund

Notes to financial statements
services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $1 billion	0.800%
Next $1 billion	0.750
Next $2 billion	0.725
Next $1 billion	0.700
Next $5 billion	0.690
Over $10 billion	0.680
For the year ended October 31, 2023, the management fee was equivalent to an annual rate of 0.80% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Investments is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.45% and declining to 0.40% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.20%
Class C	0.20
Class R	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.21% of its respective average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through February 29, 2024 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of October 31, 2023, the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class A	1.14%
Class C	1.89
Class R6	0.79
Administrator Class	1.14
Institutional Class	0.84
Distribution fees
The Trust has adopted a distribution plan for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares and up to 0.25% of the average daily net assets of Class R shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended October 31, 2023, Allspring Funds Distributor received $760 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended October 31, 2023.
Allspring International Equity Fund | 27

Notes to financial statements
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended October 31, 2023.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2023 were $381,902,545 and $454,928,632, respectively.
6.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% (0.25% prior to June 7, 2022) of the unused balance is allocated to each participating fund.
During the year ended October 31, 2023, the Fund had average borrowings outstanding of $46,502 at an average rate of 6.69% and paid interest in the amount of $3,111.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended October 31, 2023 and October 31, 2022 were as follows:
	Year ended October 31
	2023	2022
Ordinary income	$5,421,064	$9,831,299
Tax basis return of capital	0	489,151
As of October 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$1,343,890	$6,502,232	$(95,168,644)
8.
CONCENTRATION  RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in Europe. A fund that invests a substantial portion of its assets in any country or geographic region will be more vulnerable than a fund that invests its assets more broadly to the economic, financial, political or other developments affecting that country or region. Such developments may have a significant impact on the Fund’s investment performance causing such performance to be more volatile than the investment performance of a more geographically diversified fund.
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
28 | Allspring International Equity Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring International Equity Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
December 27, 2023
Allspring International Equity Fund | 29

Other information (unaudited)
Other information
Tax information
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 4% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended October 31, 2023.
Pursuant to Section 854 of the Internal Revenue Code, $8,500,961 of income dividends paid during the fiscal year ended October 31, 2023 has been designated as qualified dividend income (QDI).
For the fiscal year ended October 31, 2023, $220,902 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Pursuant to Section 853 of the Internal Revenue Code, the following amounts have been designated as foreign taxes paid for the fiscal year ended October 31, 2023. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.
Creditable foreign taxes paid	Per share amount	Foreign income as % of ordinary income distributions
$976,685	$0.0417	100%
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

30 | Allspring International Equity Fund

Other information (unaudited)
Board of trustees and officers
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 126 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds  (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

Allspring International Equity Fund | 31

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

32 | Allspring International Equity Fund

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring International Equity Fund | 33

Other information (unaudited)
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring International Equity Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

34 | Allspring International Equity Fund

Other information (unaudited)
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was lower than the average investment performance of the Universe for all periods under review except the 10-year period, which was in range of the investment performance of the Universe.  The Board also noted that the investment performance of the Fund was higher than the investment performance of its benchmark index, the MSCI ACWI ex USA Index (Net), for the one-year period, lower than the average investment performance of the benchmark index for the three- and five-year periods and in range of the investment performance of the benchmark index for the ten-year period.
The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe and benchmark over the longer time periods under review.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of the average rates for the Fund’s expense Group for each share class.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Allspring International Equity Fund | 35

Other information (unaudited)
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

36 | Allspring International Equity Fund

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). The Report noted significant liquidity events impacting the Funds related to extended foreign market holidays as well as the difficulty of trading and settlement of most Russia-related securities due to sanctions activity. The Report noted that there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring International Equity Fund | 37

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-11012023-grm8czqs 12-23
AR3311 10-23

Allspring Special Global Small Cap Fund
Annual Report
October 31, 2023

The views expressed and any forward-looking statements are as of October 31, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Special Global Small Cap Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Special Global Small Cap Fund for the 12-month period that ended October 31, 2023. Globally, stocks and bonds experienced high levels of volatility through the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, as investors anticipated an end to the tight monetary policy despite concerns of a possible impending recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income. However, ongoing rate hikes continued to be a headwind during recent months.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 10.14%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 12.07%, while the MSCI EM Index (Net) (USD)3 had more modest performance, with a gain of 10.80%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned 0.36%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 gained 2.59%, the Bloomberg Municipal Bond Index6 gained 2.64%, and the ICE BofA U.S. High Yield Index7 returned 5.90%.
Despite high inflation and central bank rate hikes, markets rallied.
As the 12-month period began, stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. While inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)8 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
8
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
2 | Allspring Special Global Small Cap Fund

Letter to shareholders (unaudited)
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported strong job gains and unemployment fell to 3.4%—the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained on the Federal Reserve (Fed) and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was taken as a negative, with inflation not falling quickly enough for the Fed, which raised interest rates by 0.25% in February. Meanwhile, the Bank of England (BoE) and the European Central Bank (ECB) both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, other data in March pointed to economic strength in the U.S., Europe, and China. China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and the eurozone all remained higher than central bank targets, leading to additional rate hikes in March.
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes1 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and the ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, Core CPI2, while continuing to decline, remained stubbornly high in June at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
“ The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
1
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
2
The Core CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
Allspring Special Global Small Cap Fund | 3

Letter to shareholders (unaudited)
“ With strong
second-quarter gross
domestic product(GDP)
growth—initially
estimated at 2.4%—and
U.S. annual inflation easing steadily to 3.2%
in July, hopes for a soft
economic landing grew. ”
July was a good month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions tended to do well, as investors grew more optimistic regarding economic prospects. With strong second-quarter gross domestic product (GDP) growth––initially estimated at 2.4%––and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the ECB, and the BoE all raised their respective key interest rates by 0.25% in July. In the Fed’s case, speculation grew that it could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed signs of stagnation, renewing concerns of global fallout.
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. On a more positive note, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August, as the annual CPI rose 3.7%. However, the three-month trend for core CPI stood at a more encouraging annualized 2.4%.
Stocks and bonds both had negative overall returns in September as investors reluctantly recited the new chorus of “higher for longer,” led by the Fed’s determination not to lower interest rates until it knows it has vanquished its pesky opponent—higher-than-targeted inflation. As of September, the two primary gauges of U.S. inflation—the annual Core Personal Consumption Expenditures Price Index1 and the CPI—both stood at roughly 4%, twice as high as the Fed’s oft-stated 2% target. The month ended with the prospect of yet another U.S. government shutdown, averted at least temporarily but looming later this fall.
October was a tough month for stocks and bonds. Key global and domestic indexes all were pushed down by rising geopolitical tensions, particularly the Israel-Hamas conflict, and concerns over the Fed’s “higher for longer” monetary policy. The U.S. 10-year Treasury yield rose above 5% for the first time since 2007. Commodity prices did well as oil prices rallied in response to the prospect of oil supply disruptions from the Middle East. U.S. annualized third-quarter GDP was estimated at a healthier-than-anticipated 4.9%. China’s GDP indicated surprisingly strong industrial production and retail sales, offset by ongoing weakness in its real estate sector.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
1
The Core Personal Consumption Expenditures Price Index (PCE) is a measure of prices that people living in the United States, or those buying on their behalf, pay for goods and services. It is sometimes called the core PCE price index, because two categories that can have price swings – food and energy – are left out to make underlying inflation easier to see. You cannot invest directly in an index.
4 | Allspring Special Global Small Cap Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Special Global Small Cap Fund | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Stephen Giggie, CFA, Oleg Makhorine, Brian Martin, CFA, James M. Tringas, CFA, Bryant VanCronkhite, CFA, CPA

Average annual total returns (%) as of October 31, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (EKGAX)	3-16-1988	-4.80	1.36	4.25	1.00	2.57	4.87	1.51	1.47
Class C (EKGCX)	2-1-1993	-0.76	1.84	4.27	0.24	1.84	4.27	2.26	2.22
Administrator Class (EKGYX)	1-13-1997	–	–	–	1.11	2.70	5.01	1.44	1.40
Institutional Class (EKGIX)	7-30-2010	–	–	–	1.34	2.94	5.27	1.19	1.15
MSCI World Small Cap Index (Net)[3]	–	–	–	–	-0.96	3.96	5.30	–	–
S&P Developed SmallCap Index[4]	–	–	–	–	-0.60	4.07	5.43	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through February 29, 2024 (February 28, 2025 for Class A and C), to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.47% for Class A, 2.22% for Class C, 1.40% for Administrator Class and 1.15% for Institutional
Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the
Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
The Morgan Stanley Capital International (MSCI) World Small Cap Index (Net) captures small cap representation across 23 developed markets countries. The index covers approximately 14% of the free float-adjusted market capitalization in each country. You cannot invest directly in an index.

[4]
The S&P Developed SmallCap Index is a free-float-adjusted market-capitalization-weighted index designed to measure the equity market performance of small-
capitalization companies located in developed markets. The index is composed of companies within the bottom 15% of the cumulative market capitalization in developed markets. The index covers all publicly listed equities with float-adjusted market values of U.S. $100 million or more and annual dollar value traded of at least U.S. $50 million in all included countries. You cannot invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to geographic risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Special Global Small Cap Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of October 31, 2023[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the MSCI World Small Cap Index (Net) and S&P Developed SmallCap Index. The
chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Special Global Small Cap Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund outperformed its benchmark, the MSCI World Small Cap Index (Net), for the 12-month period that ended October 31, 2023.
•Stock selection in the industrials and real estate sectors contributed to relative performance.
•Regionally, security selection in the U.S. contributed the most to performance.
•Stock selection in the information technology (IT) and materials sectors detracted from relative performance. However, an overweight in the outperforming IT sector partially offset the negative impact.
•Security selection in Japan detracted.
We experienced considerable equity market volatility.
Global equity markets and the MSCI World Small Cap Index (Net) experienced considerable volatility over the period. Russia’s war with Ukraine, post-COVID-19 supply chain issues, and an extremely tight labor market further fueled inflation headwinds. Central banks across the globe continued raising interest rates to multi-year highs, concerns of a global recession grew as the year went on, and additional geopolitical conflicts emerged. Consumer staples and IT were the best-performing sectors within the index. The health care, utilities, and real estate sectors were the worst performing, with double-digit negative returns. Israel, amid a fresh Middle East conflict, was the worst-performing country. Australia and New Zealand also lagged as recession risks increased and their respective currencies depreciated. Japan was the best performer within the index as the macro and microeconomic backdrop within the country has improved, driving the yen to appreciate significantly.

Ten largest holdings (%) as of October 31, 2023[1]
Innospec, Inc.	3.84
Gibraltar Industries, Inc.	3.70
CSW Industrials, Inc.	2.89
Novanta, Inc.	2.87
Hanover Insurance Group, Inc.	2.18
Progress Software Corp.	2.06
Spectris PLC	2.02
Alten SA	1.98
Denny’s Corp.	1.98
Ansell Ltd.	1.96

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
During the period, the team made modest changes to sector and regional exposures within the Fund based on our bottom-up reward/risk valuation process. The Fund increased its weight to the consumer staples and industrials sectors and slightly reduced its weight in the health care, IT, and materials sectors. From a regional perspective, the Fund increased its weight in Europe, and it remains overweight to the region, driven by long-term reward/risk valuations.
As bottom-up investors, we evaluate how global macroeconomic events might affect a prospective portfolio holding. However, we do not try to forecast or time these unpredictable macro events. We seek companies that can control their destinies via their long-term competitive advantages, sustainable free cash flows, and flexible balance sheets.
Sector allocation as of October 31, 2023[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
Stock selection in the industrials and real estate sectors contributed to relative performance.
CSW Industrials, Inc., is a U.S.-based manufacturer of niche products that are relatively low cost/high value across a variety of end markets, including HVAC, plumbing, construction, and general industrial. CSW reported record numbers with continued strength in revenue and profit margin expansion. Additionally, the company delivered strong cash conversion, paying down debt and reducing leverage. Management remains well positioned to continue to deploy capital for the benefit of its shareholders via bolt-on mergers and acquisitions, share repurchases, and dividend growth. Gibraltar Industries, Inc., is a provider of building products and renewable energy solutions. Shares performed well with continued margin expansion that was driven by business mix, higher volumes, and efficiency improvements. Following a year in which Gibraltar was hampered by rising input costs and solar panel availability, Gibraltar continues to benefit as price-cost becomes better aligned. With its net cash balance sheet and an

8 | Allspring Special Global Small Cap Fund

Performance highlights (unaudited)
ability to produce strong cash flow, we believe shares of the company remain attractive.
Geographic allocation as of October 31, 2023[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
Stock selection in the IT and materials sectors detracted from relative performance.
Barco N.V. is a Belgian-based developer of visual solutions used in a variety of applications, including cinemas, hospitals, and video conferencing. Shares of Barco lagged as management reduced its revenue guidance due to a weaker-than-expected recovery in China. With net cash on its balance sheet, Barco possesses a high degree of financial flexibility to continue to invest in its research and development pipeline or supplement organic growth via bolt-on mergers and acquisitions. Based in Australia, Ansell Ltd.
is a provider of premium health and safety solutions globally (primarily premium gloves for multiple industries). Shares suffered as management announced restructuring program charges and continued destocking at its customers, which are suppressing volumes in the market and will lead to lower-cost absorption with a negative impact on profitability. Ansell is in a better position relative to more commoditized players, its balance sheet remains solid with low leverage, and a stock buyback could provide support to the share price.
We expect our companies to use their financial flexibility to navigate the downturn.
We expect further volatility over the near term as market participants continue to focus on varying inflation and employment data as well as future monetary policy decisions. As active managers, we look to take advantage of the changing interest rate dynamic and the impact it has on a company’s financial flexibility. While some companies will feel the impact of a higher cost of capital and face refinancing risk, we expect our companies to flex their favorable balance sheets and be better positioned for the future. Additional return potential from stock selection for active managers should increase as company-specific characteristics and strategic decisions among companies become valuable differentiators under this paradigm shift. We believe our fundamental analysis, risk management, and active investment process are well suited to take advantage of new opportunities as the equity market evolves. While volatility may increase, we believe the strong balance sheets and stable cash flow of the companies in our portfolio should support consistent long-term performance.

Allspring Special Global Small Cap Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2023 to October 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 5-1-2023	Ending account value 10-31-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$927.65	$7.19	1.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	$7.53	1.48%
Class C
Actual	$1,000.00	$923.96	$10.81	2.23%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.96	$11.32	2.23%
Administrator Class
Actual	$1,000.00	$928.11	$6.61	1.36%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.92	1.36%
Institutional Class
Actual	$1,000.00	$929.07	$5.59	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85	1.15%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).

10 | Allspring Special Global Small Cap Fund

Portfolio of investments—October 31, 2023
Portfolio of investments

	Shares	Value
Common stocks: 97.63%
Australia: 3.02%
Ansell Ltd. (Health care, Health care equipment & supplies)	191,519	$2,587,576
Bapcor Ltd. (Consumer discretionary, Distributors)	130,887	445,520
Cettire Ltd. (Consumer discretionary, Specialty retail)†	140,501	229,500
Domino’s Pizza Enterprises Ltd. (Consumer discretionary, Hotels, restaurants & leisure)	18,447	597,849
Inghams Group Ltd. (Consumer staples, Food products)	48,738	114,151
		3,974,596
Belgium: 1.21%
Barco NV (Information technology, Electronic equipment, instruments & components)	103,856	1,594,595
Canada: 4.55%
ATS Corp. (Industrials, Machinery)†	18,500	623,003
Canadian Western Bank (Financials, Banks)	18,800	372,543
Novanta, Inc. (Information technology, Electronic equipment, instruments & components)†	28,591	3,775,728
Primo Water Corp. (Consumer staples, Beverages)	93,535	1,220,154
		5,991,428
France: 2.50%
Alten SA (Information technology, IT services)	22,083	2,608,620
Metropole Television SA (Communication services, Media)	54,681	685,369
		3,293,989
Germany: 4.75%
Cancom SE (Information technology, IT services)	29,017	724,447
CTS Eventim AG & Co. KGaA (Communication services, Entertainment)	22,389	1,355,568
Gerresheimer AG (Health care, Life sciences tools & services)	17,109	1,595,811
Krones AG (Industrials, Machinery)	12,690	1,236,931
TAG Immobilien AG (Real estate, Real estate management & development)†	123,074	1,345,690
		6,258,447
Ireland: 0.51%
Irish Residential Properties REIT PLC (Real estate, Residential REITs)	705,313	679,350
Israel: 0.90%
CyberArk Software Ltd. (Information technology, Software)†	7,229	1,182,954
Italy: 2.04%
De’ Longhi SpA (Consumer discretionary, Household durables)	23,404	523,668
GVS SpA (Industrials, Machinery)144A†	200,195	897,358
Interpump Group SpA (Industrials, Machinery)	30,374	1,270,067
		2,691,093
Japan: 8.99%
Aeon Delight Co. Ltd. (Industrials, Commercial services & supplies)	64,900	1,431,030
The accompanying notes are an integral part of these financial statements.
Allspring Special Global Small Cap Fund | 11

Portfolio of investments—October 31, 2023

	Shares	Value
Japan(continued)
Daiseki Co. Ltd. (Industrials, Commercial services & supplies)	33,620	$928,500
DTS Corp. (Information technology, IT services)	88,100	1,809,432
Fuji Seal International, Inc. (Materials, Containers & packaging)	79,200	882,222
Horiba Ltd. (Information technology, Electronic equipment, instruments & components)	15,700	793,812
MEITEC Group Holdings, Inc. (Industrials, Professional services)	133,000	2,340,812
Nihon Parkerizing Co. Ltd. (Materials, Chemicals)	164,700	1,195,323
Orix JREIT, Inc. (Real estate, Office REITs)	1,357	1,559,549
Taikisha Ltd. (Industrials, Construction & engineering)	31,000	902,091
		11,842,771
Netherlands: 0.32%
MYT Netherlands Parent BV ADR (Consumer discretionary, Specialty retail)†	45,650	132,841
TKH Group NV (Industrials, Electrical equipment)	7,952	290,876
		423,717
Norway: 0.89%
Atea ASA (Information technology, IT services)	68,658	714,179
Elopak ASA (Materials, Containers & packaging)	227,156	463,627
		1,177,806
Spain: 2.11%
Vidrala SA (Materials, Containers & packaging)	4,747	352,822
Viscofan SA (Consumer staples, Food products)	41,919	2,423,170
		2,775,992
Sweden: 1.89%
Hexpol AB (Materials, Chemicals)	73,615	653,336
Loomis AB (Industrials, Commercial services & supplies)	70,846	1,840,383
		2,493,719
Switzerland: 2.37%
Bossard Holding AG Class A (Industrials, Trading companies & distributors)	4,718	973,839
Bucher Industries AG (Industrials, Machinery)	2,639	942,034
Global Blue Group Holding AG (Information technology, IT services)†	225,000	1,203,750
		3,119,623
United Kingdom: 7.32%
Britvic PLC (Consumer staples, Beverages)	232,522	2,368,345
Domino’s Pizza Group PLC (Consumer discretionary, Hotels, restaurants & leisure)	324,018	1,351,998
Elementis PLC (Materials, Chemicals)†	448,350	645,446
Lancashire Holdings Ltd. (Financials, Insurance)	150,903	1,041,797
Morgan Advanced Materials PLC (Industrials, Machinery)	82,503	225,626
Nomad Foods Ltd. (Consumer staples, Food products)†	66,234	915,354
S4 Capital PLC (Communication services, Media)†	418,131	323,089
The accompanying notes are an integral part of these financial statements.
12 | Allspring Special Global Small Cap Fund

Portfolio of investments—October 31, 2023

	Shares	Value
United Kingdom(continued)
Samarkand Group PLC (Consumer discretionary, Broadline retail)†	660,000	$120,330
Spectris PLC (Information technology, Electronic equipment, instruments & components)	70,412	2,660,652
		9,652,637
United States: 54.26%
Ambarella, Inc. (Information technology, Semiconductors & semiconductor equipment)†	17,400	782,826
Aris Water Solutions, Inc. Class A (Industrials, Commercial services & supplies)	50,100	418,335
AZEK Co., Inc. Class A (Industrials, Building products)†	25,800	675,960
Azenta, Inc. (Health care, Life sciences tools & services)†	51,633	2,346,720
Balchem Corp. (Materials, Chemicals)	11,031	1,282,243
Blackbaud, Inc. (Information technology, Software)†	36,897	2,413,064
Brady Corp. Class A (Industrials, Commercial services & supplies)	34,248	1,762,402
Cactus, Inc. Class A (Energy, Energy equipment & services)	29,600	1,389,424
CBIZ, Inc. (Industrials, Professional services)†	37,499	1,948,448
CSW Industrials, Inc. (Industrials, Building products)	21,505	3,811,976
Denny’s Corp. (Consumer discretionary, Hotels, restaurants & leisure)†	302,154	2,604,567
E2open Parent Holdings, Inc. (Information technology, Software)†	146,290	422,778
Enovis Corp. (Health care, Health care equipment & supplies)†	50,182	2,303,354
EnPro Industries, Inc. (Industrials, Machinery)	14,700	1,632,582
FormFactor, Inc. (Information technology, Semiconductors & semiconductor equipment)†	33,835	1,146,330
Gibraltar Industries, Inc. (Industrials, Building products)†	80,037	4,871,052
Globus Medical, Inc. Class A (Health care, Health care equipment & supplies)†	53,587	2,449,462
Hanover Insurance Group, Inc. (Financials, Insurance)	24,515	2,873,403
Helen of Troy Ltd. (Consumer discretionary, Household durables)†	26,201	2,576,082
Holley, Inc. (Consumer discretionary, Automobile components)†	335,182	1,424,524
Horace Mann Educators Corp. (Financials, Insurance)	19,535	619,846
ICU Medical, Inc. (Health care, Health care equipment & supplies)†	10,640	1,043,358
Innospec, Inc. (Materials, Chemicals)	51,648	5,061,504
J & J Snack Foods Corp. (Consumer staples, Food products)	16,259	2,546,322
Mayville Engineering Co., Inc. (Industrials, Machinery)†	110,700	1,338,363
Progress Software Corp. (Information technology, Software)	52,867	2,716,306
Quanex Building Products Corp. (Industrials, Building products)	91,418	2,454,573
QuidelOrtho Corp. (Health care, Health care equipment & supplies)†	19,306	1,179,210
Southwestern Energy Co. (Energy, Oil, gas & consumable fuels)†	286,722	2,044,328
Spectrum Brands Holdings, Inc. (Consumer staples, Household products)	32,946	2,481,493
Standex International Corp. (Industrials, Machinery)	8,757	1,257,243
Stepan Co. (Materials, Chemicals)	24,200	1,810,160
Teradata Corp. (Information technology, Software)†	38,672	1,652,068
Varex Imaging Corp. (Health care, Health care equipment & supplies)†	112,223	2,025,625
Vivid Seats, Inc. Class A (Communication services, Entertainment)†	42,654	250,806
The accompanying notes are an integral part of these financial statements.
Allspring Special Global Small Cap Fund | 13

Portfolio of investments—October 31, 2023

	Shares	Value
United States(continued)
Wendy’s Co. (Consumer discretionary, Hotels, restaurants & leisure)	90,910	$1,729,108
Ziff Davis, Inc. (Communication services, Interactive media & services)†	35,912	2,171,240
		71,517,085
Total common stocks (Cost $123,442,948)		128,669,802

	Expiration date
Rights: 0.01%
Spain: 0.01%
Vidrala SA (Materials, Containers & packaging)†	11-8-2023	4,747	17,504
Total rights (Cost $15,210)			17,504

		Yield
Short-term investments: 1.95%
Investment companies: 1.95%
Allspring Government Money Market Fund Select Class♠∞		5.29%	2,568,998	2,568,998
Total short-term investments (Cost $2,568,998)				2,568,998
Total investments in securities (Cost $126,027,156)	99.59%			131,256,304
Other assets and liabilities, net	0.41			534,997
Total net assets	100.00%			$131,791,301

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.
14 | Allspring Special Global Small Cap Fund

Portfolio of investments—October 31, 2023

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$3,845,272	$31,918,845	$(33,195,119)	$0	$0	$2,568,998	2,568,998	$154,765
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	1,789,962	8,923,900	(10,713,900)	38	0	0	0	40,400 [1]
				$38	$0	$2,568,998		$195,165

[1]	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.
Allspring Special Global Small Cap Fund | 15

Statement of assets and liabilities—October 31, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $123,458,158)	$128,687,306
Investments in affiliated securities, at value (cost $2,568,998)	2,568,998
Cash	15,813
Foreign currency, at value (cost $5,762)	5,704
Receivable for dividends	448,398
Receivable for investments sold	287,719
Receivable for Fund shares sold	21,092
Prepaid expenses and other assets	47,635
Total assets	132,082,665
Liabilities
Management fee payable	93,787
Payable for Fund shares redeemed	74,008
Custody and accounting fees payable	36,868
Shareholder report expenses payable	26,330
Administration fees payable	20,467
Shareholder servicing fee payable	20,132
Payable for investments purchased	12,008
Distribution fee payable	1,321
Trustees’ fees and expenses payable	126
Accrued expenses and other liabilities	6,317
Total liabilities	291,364
Total net assets	$131,791,301
Net assets consist of
Paid-in capital	$131,033,324
Total distributable earnings	757,977
Total net assets	$131,791,301
Computation of net asset value and offering price per share
Net assets–Class A	$85,554,359
Shares outstanding–Class A1	2,637,454
Net asset value per share–Class A	$32.44
Maximum offering price per share – Class A2	$34.42
Net assets–Class C	$2,009,933
Shares outstanding–Class C1	108,101
Net asset value per share–Class C	$18.59
Net assets–Administrator Class	$3,819,798
Shares outstanding–Administrator Class[1]	109,979
Net asset value per share–Administrator Class	$34.73
Net assets–Institutional Class	$40,407,211
Shares outstanding–Institutional Class[1]	1,159,683
Net asset value per share–Institutional Class	$34.84
1 The Fund has an unlimited number of authorized shares.
2  Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
16 | Allspring Special Global Small Cap Fund

Statement of operations—year ended October 31, 2023
Statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $141,539)	$1,893,869
Income from affiliated securities	188,936
Interest	986
Total investment income	2,083,791
Expenses
Management fee	1,452,823
Administration fees
Class A	203,721
Class C	5,304
Administrator Class	5,967
Institutional Class	61,378
Shareholder servicing fees
Class A	246,193
Class C	6,391
Administrator Class	11,426
Distribution fee
Class C	19,176
Custody and accounting fees	40,506
Professional fees	92,260
Registration fees	73,982
Shareholder report expenses	59,541
Trustees’ fees and expenses	25,016
Other fees and expenses	26,143
Total expenses	2,329,827
Less: Fee waivers and/or expense reimbursements
Fund-level	(152,959)
Class A	(9,111)
Class C	(14)
Administrator Class	(2,492)
Institutional Class	(16,771)
Net expenses	2,148,480
Net investment loss	(64,689)
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(524,476)
Affiliated securities	38
Foreign currency and foreign currency translations	(7,041)
Net realized losses on investments	(531,479)
Net change in unrealized gains (losses) on
Unaffiliated securities	3,789,021
Foreign currency and foreign currency translations	28,524
Net change in unrealized gains (losses) on investments	3,817,545
Net realized and unrealized gains (losses) on investments	3,286,066
Net increase in net assets resulting from operations	$3,221,377
The accompanying notes are an integral part of these financial statements.
Allspring Special Global Small Cap Fund | 17

Statement of changes in net assets
Statement of changes in net assets
	Year ended October 31, 2023		Year ended October 31, 2022
Operations
Net investment loss		$(64,689)		$(330,937)
Net realized gains (losses) on investments		(531,479)		5,001,254
Net change in unrealized gains (losses) on investments		3,817,545		(75,202,679)
Net increase (decrease) in net assets resulting from operations		3,221,377		(70,532,362)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(4,150,223)		(21,661,516)
Class C		(195,645)		(1,019,521)
Administrator Class		(174,295)		(3,849,616)
Institutional Class		(1,889,603)		(17,015,522)
Total distributions to shareholders		(6,409,766)		(43,546,175)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	63,025	2,218,647	100,591	4,163,801
Class C	6,055	127,665	8,990	230,911
Administrator Class	9,490	361,614	46,944	2,282,764
Institutional Class	135,131	5,092,101	804,717	34,698,558
		7,800,027		41,376,034
Reinvestment of distributions
Class A	112,419	3,809,379	441,507	19,934,037
Class C	9,988	195,259	37,210	1,006,145
Administrator Class	4,698	170,245	78,981	3,800,581
Institutional Class	50,473	1,831,661	348,182	16,723,192
		6,006,544		41,463,955
Payment for shares redeemed
Class A	(441,224)	(15,465,048)	(464,719)	(18,563,699)
Class C	(45,504)	(928,758)	(40,650)	(876,811)
Administrator Class	(25,559)	(947,722)	(501,601)	(21,079,674)
Institutional Class	(362,336)	(13,572,450)	(2,109,462)	(93,030,891)
		(30,913,978)		(133,551,075)
Net decrease in net assets resulting from capital share transactions		(17,107,407)		(50,711,086)
Total decrease in net assets		(20,295,796)		(164,789,623)
Net assets
Beginning of period		152,087,097		316,876,720
End of period		$131,791,301		$152,087,097
The accompanying notes are an integral part of these financial statements.
18 | Allspring Special Global Small Cap Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$33.49	$54.12	$36.87	$39.97	$39.97
Net investment income (loss)	(0.05)[1]	(0.10)[1]	(0.22)[1]	(0.10)[1]	0.18 [1]
Net realized and unrealized gains (losses) on investments	0.45	(12.76)	17.47	(1.29)	3.26
Total from investment operations	0.40	(12.86)	17.25	(1.39)	3.44
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.54)	(0.03)
Net realized gains	(1.45)	(7.77)	0.00	(1.17)	(3.41)
Total distributions to shareholders	(1.45)	(7.77)	0.00	(1.71)	(3.44)
Net asset value, end of period	$32.44	$33.49	$54.12	$36.87	$39.97
Total return[2]	1.00%	(27.48)%	46.79%	(3.81)%	9.75%
Ratios to average net assets (annualized)
Gross expenses	1.61%	1.53%	1.49%	1.54%	1.53%
Net expenses	1.50%	1.52%	1.49%	1.53%	1.53%
Net investment income (loss)	(0.14)%	(0.25)%	(0.44)%	(0.27)%	0.47%
Supplemental data
Portfolio turnover rate	15%	47%	53%	65%	62%
Net assets, end of period (000s omitted)	$85,554	$97,233	$152,947	$113,234	$141,388

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
Allspring Special Global Small Cap Fund | 19

Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$19.92	$35.63	$24.46	$26.68	$28.02
Net investment loss	(0.18)[1]	(0.24)[1]	(0.39)[1]	(0.25)[1]	(0.07)[1]
Payment from affiliate	0.00	0.00	0.00	0.07	0.00
Net realized and unrealized gains (losses) on investments	0.30	(7.70)	11.56	(0.87)	2.14
Total from investment operations	0.12	(7.94)	11.17	(1.05)	2.07
Distributions to shareholders from
Net realized gains	(1.45)	(7.77)	0.00	(1.17)	(3.41)
Net asset value, end of period	$18.59	$19.92	$35.63	$24.46	$26.68
Total return[2]	0.24%	(28.04)%	45.67%	(4.25)%[3]	8.90%
Ratios to average net assets (annualized)
Gross expenses	2.36%	2.28%	2.24%	2.29%	2.28%
Net expenses	2.26%	2.27%	2.24%	2.28%	2.28%
Net investment loss	(0.90)%	(0.99)%	(1.19)%	(1.00)%	(0.26)%
Supplemental data
Portfolio turnover rate	15%	47%	53%	65%	62%
Net assets, end of period (000s omitted)	$2,010	$2,741	$4,704	$5,576	$7,567

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	During the year ended October 31, 2020, the Fund received a payment from an affiliate which had a 0.28% impact on the total return.
The accompanying notes are an integral part of these financial statements.
20 | Allspring Special Global Small Cap Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
Administrator Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$35.72	$57.15	$38.90	$42.06	$41.90
Net investment income (loss)	(0.01)[1]	(0.14)[1]	(0.12)	(0.05)[1]	0.25 [1]
Payment from affiliate	0.00	0.00	0.00	0.03	0.00
Net realized and unrealized gains (losses) on investments	0.47	(13.52)	18.37	(1.36)	3.42
Total from investment operations	0.46	(13.66)	18.25	(1.38)	3.67
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.61)	(0.10)
Net realized gains	(1.45)	(7.77)	0.00	(1.17)	(3.41)
Total distributions to shareholders	(1.45)	(7.77)	0.00	(1.78)	(3.51)
Net asset value, end of period	$34.73	$35.72	$57.15	$38.90	$42.06
Total return	1.11%	(27.41)%	46.92%	(3.61)%[2]	9.90%
Ratios to average net assets (annualized)
Gross expenses	1.54%	1.42%	1.41%	1.46%	1.45%
Net expenses	1.38%	1.39%	1.39%	1.40%	1.40%
Net investment income (loss)	(0.01)%	(0.30)%	(0.35)%	(0.13)%	0.63%
Supplemental data
Portfolio turnover rate	15%	47%	53%	65%	62%
Net assets, end of period (000s omitted)	$3,820	$4,335	$28,406	$20,157	$24,746

[1]	Calculated based upon average shares outstanding
[2]	During the year ended October 31, 2020, the Fund received a payment from an affiliate which had a 0.08% impact on the total return.
The accompanying notes are an integral part of these financial statements.
Allspring Special Global Small Cap Fund | 21

Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$35.75	$57.05	$38.74	$41.92	$41.80
Net investment income (loss)	0.08 [1]	0.02 [1]	(0.06)	0.02	0.36
Net realized and unrealized gains (losses) on investments	0.46	(13.55)	18.37	(1.31)	3.39
Total from investment operations	0.54	(13.53)	18.31	(1.29)	3.75
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.72)	(0.22)
Net realized gains	(1.45)	(7.77)	0.00	(1.17)	(3.41)
Total distributions to shareholders	(1.45)	(7.77)	0.00	(1.89)	(3.63)
Net asset value, end of period	$34.84	$35.75	$57.05	$38.74	$41.92
Total return	1.34%	(27.20)%	47.26%	(3.42)%	10.17%
Ratios to average net assets (annualized)
Gross expenses	1.29%	1.19%	1.16%	1.21%	1.20%
Net expenses	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment income (loss)	0.21%	0.06%	(0.12)%	0.11%	0.86%
Supplemental data
Portfolio turnover rate	15%	47%	53%	65%	62%
Net assets, end of period (000s omitted)	$40,407	$47,779	$130,820	$87,313	$104,011

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
22 | Allspring Special Global Small Cap Fund

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Special Global Small Cap Fund (the “Fund”) which is a diversified series of the Trust.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management, LLC (“Allspring Funds Management”).
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures implemented by Allspring Funds Management are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2023, such fair value pricing was used in pricing certain foreign securities.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at  rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
During the period, the Fund participated in a program to lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities were on loan, the Fund received interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions was invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”), an affiliated non-registered investment company. Interests in the non-registered investment company
Allspring Special Global Small Cap Fund | 23

Notes to financial statements
that were redeemable at net asset value were fair valued normally at net asset value. Effective at the close of business on March 29, 2023, the Fund is no longer participating in the securities lending program and the Securities Lending Fund was liquidated. Securities Lending Fund was managed by Allspring Funds Management and was subadvised by Allspring Global Investments, LLC (“Allspring Investments”), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management received an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increased. All of the fees received by Allspring Funds Management were paid to Allspring Investments for its services as subadviser.
Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions received from REIT investments may be characterized as ordinary income, capital gains, or a return of capital to the Fund based on information provided by the REIT. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates may be used in reporting the character of income and distributions for financial statement purposes.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of October 31, 2023, the aggregate cost of all investments for federal income tax purposes was $127,094,567 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$24,211,559
Gross unrealized losses	(20,049,822)
Net unrealized gains	$4,161,737
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary difference causing such reclassification is due to net operating losses . At October 31, 2023, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$(231,018)	$231,018
As of October 31, 2023, the Fund had capital loss carryforwards which consist of $155,434 in short-term capital losses and $3,214,352 in long-term capital losses.
As of October 31, 2023, the Fund had a qualified late-year ordinary loss of $16,508 which will be recognized on the first day of the following fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
24 | Allspring Special Global Small Cap Fund

Notes to financial statements
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Australia	$0	$3,974,596	$0	$3,974,596
Belgium	0	1,594,595	0	1,594,595
Canada	5,991,428	0	0	5,991,428
France	0	3,293,989	0	3,293,989
Germany	0	6,258,447	0	6,258,447
Ireland	0	679,350	0	679,350
Israel	1,182,954	0	0	1,182,954
Italy	0	2,691,093	0	2,691,093
Japan	0	11,842,771	0	11,842,771
Netherlands	132,841	290,876	0	423,717
Norway	1,177,806	0	0	1,177,806
Spain	0	2,775,992	0	2,775,992
Sweden	0	2,493,719	0	2,493,719
Switzerland	1,203,750	1,915,873	0	3,119,623
United Kingdom	4,551,122	5,101,515	0	9,652,637
United States	71,517,085	0	0	71,517,085
Rights
Spain	0	17,504	0	17,504
Short-term investments
Investment companies	2,568,998	0	0	2,568,998
Total assets	$88,325,984	$42,930,320	$0	$131,256,304
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
At October 31, 2023, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative
Allspring Special Global Small Cap Fund | 25

Notes to financial statements
services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.950%
Next $500 million	0.925
Next $1 billion	0.900
Next $2 billion	0.875
Next $1 billion	0.850
Next $5 billion	0.840
Over $10 billion	0.830
For the year ended October 31, 2023, the management fee was equivalent to an annual rate of 0.95% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Investments is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.20%
Class C	0.20
Administrator Class	0.13
Institutional Class	0.13
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.21% of its respective average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through February 29, 2024 (February 28, 2025 for Class A and C) to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of October 31, 2023, the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class A	1.47%
Class C	2.22
Administrator Class	1.40
Institutional Class	1.15
Prior to June 30, 2023, the Fund’s expenses were capped at 1.50% for Class A and 2.25% for Class C. Prior to March 1, 2023, the Fund’s expenses were capped at 1.55% for Class A and 2.30% for Class C.
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended October 31, 2023, Allspring Funds Distributor received $1,945 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended October 31, 2023.
26 | Allspring Special Global Small Cap Fund

Notes to financial statements
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended October 31, 2023.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2023 were $22,229,671 and $44,551,966, respectively.
6.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended October 31, 2023, there were no borrowings by the Fund under the agreement.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended October 31, 2023 and October 31, 2022 were as follows:
	Year ended October 31
	2023	2022
Ordinary income	$0	$27,408,178
Long-term capital gain	6,409,766	16,137,997
As of October 31, 2023, the components of distributable earnings on a tax basis were as follows:
Unrealized gains	Late-year ordinary losses deferred	Capital loss carryforward
$4,148,925	$(16,508)	$(3,369,786)
8.
CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the industrials sector and in North America and Europe. A fund that invests a substantial portion of its assets in any sector or geographic region may be more affected by changes in that sector or geographic region than would be a fund whose investments are not heavily weighted in any sector or geographic region.
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
Allspring Special Global Small Cap Fund | 27

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Special Global Small Cap Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
December 27, 2023
28 | Allspring Special Global Small Cap Fund

Other information (unaudited)
Other information
Tax information
Pursuant to Section 852 of the Internal Revenue Code, $6,409,766 was designated as a 20% rate gain distribution for the fiscal year ended
October 31, 2023.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Special Global Small Cap Fund | 29

Other information (unaudited)
Board of trustees and officers
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 126 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds  (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

30 | Allspring Special Global Small Cap Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Special Global Small Cap Fund | 31

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

32 | Allspring Special Global Small Cap Fund

Other information (unaudited)
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Special Global Small Cap Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

Allspring Special Global Small Cap Fund | 33

Other information (unaudited)
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was lower than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was lower than the investment performance of its benchmark index, the MSCI World Small Cap Index (Net), for all periods under review.
The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were equal to or in range of the median net operating expense ratios of the expense Groups for each share class except Class A, which was higher than the median net operating expense ratios of the expense Groups. The Board noted that Allspring Funds Management had agreed to reduce the net operating expense caps for the Fund’s Class A shares. The Board took into account differences between the Fund and other funds in the expense Groups.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of the average rates for the Fund’s expense Group for each share class.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received

34 | Allspring Special Global Small Cap Fund

Other information (unaudited)
information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

Allspring Special Global Small Cap Fund | 35

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). The Report noted significant liquidity events impacting the Funds related to extended foreign market holidays as well as the difficulty of trading and settlement of most Russia-related securities due to sanctions activity. The Report noted that there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

36 | Allspring Special Global Small Cap Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-11012023-xqp3lzgz 12-23
AR4305 10-23

Allspring Special International Small Cap Fund
Annual Report
October 31, 2023

The views expressed and any forward-looking statements are as of October 31, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Special International Small Cap Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Special International Small Cap Fund for the 12-month period that ended October 31, 2023. Globally, stocks and bonds experienced high levels of volatility through the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, as investors anticipated an end to the tight monetary policy despite concerns of a possible impending recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income. However, ongoing rate hikes continued to be a headwind during recent months.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 10.14%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 12.07%, while the MSCI EM Index (Net) (USD)3 had more modest performance, with a gain of 10.80%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned 0.36%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 gained 2.59%, the Bloomberg Municipal Bond Index6 gained 2.64%, and the ICE BofA U.S. High Yield Index7 returned 5.90%.
Despite high inflation and central bank rate hikes, markets rallied.
As the 12-month period began, stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. While inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)8 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
8
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
2 | Allspring Special International Small Cap Fund

Letter to shareholders (unaudited)
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported strong job gains and unemployment fell to 3.4%—the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained on the Federal Reserve (Fed) and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was taken as a negative, with inflation not falling quickly enough for the Fed, which raised interest rates by 0.25% in February. Meanwhile, the Bank of England (BoE) and the European Central Bank (ECB) both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, other data in March pointed to economic strength in the U.S., Europe, and China. China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and the eurozone all remained higher than central bank targets, leading to additional rate hikes in March.
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes1 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and the ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, Core CPI2, while continuing to decline, remained stubbornly high in June at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
“ The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
1
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
2
The Core CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
Allspring Special International Small Cap Fund | 3

Letter to shareholders (unaudited)
“ With strong
second-quarter gross
domestic product(GDP)
growth—initially
estimated at 2.4%—and
U.S. annual inflation easing steadily to 3.2%
in July, hopes for a soft
economic landing grew. ”
July was a good month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions tended to do well, as investors grew more optimistic regarding economic prospects. With strong second-quarter gross domestic product (GDP) growth––initially estimated at 2.4%––and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the ECB, and the BoE all raised their respective key interest rates by 0.25% in July. In the Fed’s case, speculation grew that it could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed signs of stagnation, renewing concerns of global fallout.
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. On a more positive note, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August, as the annual CPI rose 3.7%. However, the three-month trend for core CPI stood at a more encouraging annualized 2.4%.
Stocks and bonds both had negative overall returns in September as investors reluctantly recited the new chorus of “higher for longer,” led by the Fed’s determination not to lower interest rates until it knows it has vanquished its pesky opponent—higher-than-targeted inflation. As of September, the two primary gauges of U.S. inflation—the annual Core Personal Consumption Expenditures Price Index1 and the CPI—both stood at roughly 4%, twice as high as the Fed’s oft-stated 2% target. The month ended with the prospect of yet another U.S. government shutdown, averted at least temporarily but looming later this fall.
October was a tough month for stocks and bonds. Key global and domestic indexes all were pushed down by rising geopolitical tensions, particularly the Israel-Hamas conflict, and concerns over the Fed’s “higher for longer” monetary policy. The U.S. 10-year Treasury yield rose above 5% for the first time since 2007. Commodity prices did well as oil prices rallied in response to the prospect of oil supply disruptions from the Middle East. U.S. annualized third-quarter GDP was estimated at a healthier-than-anticipated 4.9%. China’s GDP indicated surprisingly strong industrial production and retail sales, offset by ongoing weakness in its real estate sector.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
1
The Core Personal Consumption Expenditures Price Index (PCE) is a measure of prices that people living in the United States, or those buying on their behalf, pay for goods and services. It is sometimes called the core PCE price index, because two categories that can have price swings – food and energy – are left out to make underlying inflation easier to see. You cannot invest directly in an index.
4 | Allspring Special International Small Cap Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Special International Small Cap Fund | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Stephen Giggie, CFA, Oleg Makhorine, James Tringas, CFA, Bryant VanCronkhite, CFA, CPA

Average annual total returns (%) as of October 31, 2023
		Including sales charge		Excluding sales charge		Expense ratios[1] (%)
	Inception date	1 year	Since inception	1 year	Since inception	Gross	Net[2]
Class A (ASPAX)[3]	6-1-2022	-0.55	-0.49	5.52	0.85	1.60	1.38
Class C (ACPCX)[4]	6-1-2022	4.24	0.21	5.24	0.21	2.35	2.13
Class R6 (WICRX)	5-31-2019	–	1.26	5.96	1.26	1.18	0.96
Institutional Class (WICIX)	5-31-2019	–	1.16	5.89	1.16	1.28	1.06
MSCI World ex USA Small Cap Index (Net)[5]	–	–	–	5.66	2.34 *	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6 and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

*	Based on the inception date of the oldest Fund class.
[1]
Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report, which do not include acquired fund fees and expenses.

[2]
The manager has contractually committed through February 29, 2024 (February 28, 2025 for Class A and C), to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.37% for Class A, 2.12% for Class C, 0.95% for Class R6 and 1.05% for Institutional Class.
Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of
Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
Historical performance shown for the Class A shares prior to their inception reflects the performance of the Institutional Class shares and includes the higher expenses applicable to the Class A shares.

[4]
Historical performance shown for the Class C shares prior to their inception reflects the performance of the Institutional Class shares and includes the higher expenses applicable to the Class C shares.

[5]
The Morgan Stanley Capital International (MSCI) World ex USA Small Cap Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to geographic risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Special International Small Cap Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of October 31, 2023[1]

[1]
The chart compares the performance of Class A shares since inception of the Institutional Class on May 31, 2019 with the MSCI World ex USA Small Cap Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Special International Small Cap Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund (Class A, excluding sales charges) underperformed its benchmark, the MSCI World ex USA Small Cap Index (Net), over the trailing one-year period that ended October 31, 2023.
•Stock selection in the consumer staples and industrials sectors detracted from relative performance. However, an overweight in the outperforming consumer staples sector partially offset the negative impact.
•Regionally, security selection in Canada as well as an underweight to Israel contributed while security selection in Japan and Australia detracted.
•Stock selection in the real estate and health care sectors contributed to relative performance. In addition, an underweight to the underperforming real estate sector added value.
We experienced considerable equity market volatility.
International equity markets and the MSCI World ex USA Small Cap Index (Net) experienced a mid-single-digit positive return over the period. Russia’s war with Ukraine, post-COVID-19 supply chain issues, and an extremely tight labor market further fueled inflation headwinds. Central banks across the globe continued raising interest rates to multi-year highs, concerns of a global recession grew as the year went on, and additional geopolitical conflicts emerged. The financials and consumer staples sectors were the best-performing sectors as interest rates increased and investors preferred the more defensive staples sector. The real estate and health care sectors were the worst performing, as rising interest rates are typically headwinds for real estate and the more interest-rate-sensitive areas of health care, such as biotechnology. Israel, amid a fresh Middle East conflict, was the worst-performing country. Australia and New Zealand also lagged as recession risks increased and their respective currencies depreciated. Japan was the best performer within the index as the macro and microeconomic backdrop within the country has improved, driving the yen to appreciate significantly.

Ten largest holdings (%) as of October 31, 2023[1]
Spectris PLC	3.52
Alten SA	3.19
Ansell Ltd.	3.14
Viscofan SA	2.96
MEITEC Group Holdings, Inc.	2.89
PrairieSky Royalty Ltd.	2.70
Orix JREIT, Inc.	2.54
Aeon Delight Co. Ltd.	2.51
Britvic PLC	2.35
DTS Corp.	2.09

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
During the period, the team made modest changes to sector and regional exposures within the Fund based on our bottom-up reward/risk valuation process. The Fund increased its weight to the consumer discretionary and industrials sectors and reduced its weight in the information technology and health care sectors. From a regional perspective, the Fund increased its weight in Japan and remains overweight to Europe, driven by long-term reward/risk valuations.
As bottom-up investors, we evaluate how global macroeconomic events might affect a prospective portfolio holding. However, we do not try to forecast or time these unpredictable macro events. We seek companies that can control their destinies via their long-term competitive advantages, sustainable free cash flows, and flexible balance sheets.
Sector allocation as of October 31, 2023[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.

8 | Allspring Special International Small Cap Fund

Performance highlights (unaudited)
Stock selection in the consumer staples and industrials sectors detracted from relative performance.
Nomad Foods, Ltd., is a European frozen food manufacturer with brands such as Birds Eye, Iglo, and Findus. Volumes and market share suffered because of pricing increases that were needed to offset cost inflation, while private-label offerings had yet to follow. Management remains focused on cost-cutting opportunities with centralization of past acquisitions toward better cash flow generation to support further accretive capital allocation decisions. Arbonia AG is a Swiss-based building products company providing HVAC, doors, and sanitary equipment solutions in Europe. Arbonia has spent the past few years shifting its portfolio, relocating its factories, and adding capacity to optimally service its markets. During the period, shares of Arbonia continued to be affected by supply chain issues and destocking trends in Europe, and an uncertain demand outlook raised investor concerns. Although we are disappointed with Arbonia’s underperformance, we believe long-term investments will translate to a reacceleration in margins and free cash flow.
Stock selection in the real estate and health care sectors contributed to relative performance.
TAG Immobilien AG is a residential real estate company with rental and servicing portfolios in the major cities of Germany as well as a development pipeline in Poland. TAG’s shares rebounded from severe pressures over the past 18 months as it de-levers its balance sheet and generates cash to pay down debt. We expect TAG to continue to do well as it meets stated de-levering goals given that its real estate portfolio is exceptionally undervalued and the stock offers an attractive reward/risk profile. Gerresheimer AG manufactures and supplies glass and plastic products for the pharmaceutical and health care industries and is headquartered in Germany. The stock performed well due to sustained strength in organic sales growth driven by volume and pricing dynamics. Additionally, management announced a 10% capital raise to support additional growth above its current mid-term revenue targets. We continue to be impressed with management’s strategic turnaround strategy and we remain shareholders.

Geographic allocation as of October 31, 2023[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
We expect our companies to use their financial flexibility to navigate the downturn.
We expect further volatility over the near term as market participants continue to focus on varying inflation and employment data as well as future monetary policy decisions. As active managers, we look to take advantage of the changing interest rate dynamic and the impact it has on a company’s financial flexibility. While some companies will feel the impact of a higher cost of capital and face refinancing risk, we expect our companies to flex their favorable balance sheets and be better positioned for the future. Additional return potential from stock selection for active managers should increase as company-specific characteristics and strategic decisions among companies become valuable differentiators under this paradigm shift. We believe our fundamental analysis, risk management, and active investment process are well suited to take advantage of new opportunities as the equity market evolves. While volatility may increase, we believe the strong balance sheets and stable cash flow of the companies in our portfolio should support consistent long-term performance.

Allspring Special International Small Cap Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2023 to October 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 5-1-2023	Ending account value 10-31-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$869.00	$6.41	1.36%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.92	1.36%
Class C
Actual	$1,000.00	$867.13	$7.95	1.69%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.69	$8.59	1.69%
Class R6
Actual	$1,000.00	$869.87	$4.48	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84	0.95%
Institutional Class
Actual	$1,000.00	$869.98	$4.95	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.35	1.05%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).

10 | Allspring Special International Small Cap Fund

Portfolio of investments—October 31, 2023
Portfolio of investments

	Shares	Value
Common stocks: 94.65%
Australia: 5.24%
Ansell Ltd. (Health care, Health care equipment & supplies)	404,374	$5,463,418
Bapcor Ltd. (Consumer discretionary, Distributors)	214,914	731,535
Domino’s Pizza Enterprises Ltd. (Consumer discretionary, Hotels, restaurants & leisure)	27,106	878,480
Inghams Group Ltd. (Consumer staples, Food products)	118,971	278,646
Orora Ltd. (Materials, Containers & packaging)	1,132,322	1,774,494
		9,126,573
Austria: 0.68%
Mayr Melnhof Karton AG (Materials, Containers & packaging)	10,084	1,186,368
Belgium: 2.30%
Azelis Group NV (Industrials, Trading companies & distributors)	87,008	1,483,954
Barco NV (Information technology, Electronic equipment, instruments & components)	164,609	2,527,391
		4,011,345
Canada: 10.74%
ATS Corp. (Industrials, Machinery)†	47,740	1,607,686
Canadian Western Bank (Financials, Banks)	158,680	3,144,421
Enerplus Corp. (Energy, Oil, gas & consumable fuels)	75,140	1,270,617
Finning International, Inc. (Industrials, Trading companies & distributors)	85,160	2,281,987
Gildan Activewear, Inc. (Consumer discretionary, Textiles, apparel & luxury goods)	86,660	2,461,538
PrairieSky Royalty Ltd. (Energy, Oil, gas & consumable fuels)	267,560	4,698,097
Primo Water Corp. (Consumer staples, Beverages)	248,125	3,236,763
		18,701,109
France: 3.92%
Alten SA (Information technology, IT services)	47,008	5,552,960
Metropole Television SA (Communication services, Media)	102,036	1,278,914
		6,831,874
Germany: 7.21%
Cancom SE (Information technology, IT services)	90,495	2,259,326
CTS Eventim AG & Co. KGaA (Communication services, Entertainment)	30,074	1,820,865
Gerresheimer AG (Health care, Life sciences tools & services)	26,296	2,452,712
Krones AG (Industrials, Machinery)	28,282	2,756,728
Stabilus SE (Industrials, Machinery)	6,899	438,058
TAG Immobilien AG (Real estate, Real estate management & development)†	257,754	2,818,280
		12,545,969
Ireland: 0.64%
Irish Residential Properties REIT PLC (Real estate, Residential REITs)	1,153,817	1,111,345
The accompanying notes are an integral part of these financial statements.
Allspring Special International Small Cap Fund | 11

Portfolio of investments—October 31, 2023

	Shares	Value
Italy: 6.19%
Azimut Holding SpA (Financials, Capital markets)	82,067	$1,729,225
Buzzi SpA (Materials, Construction materials)	129,187	3,420,765
De’ Longhi SpA (Consumer discretionary, Household durables)	60,236	1,347,789
GVS SpA (Industrials, Machinery)144A†	370,260	1,659,660
Interpump Group SpA (Industrials, Machinery)	62,668	2,620,419
		10,777,858
Japan: 26.58%
Aeon Delight Co. Ltd. (Industrials, Commercial services & supplies)	198,100	4,368,060
Daiseki Co. Ltd. (Industrials, Commercial services & supplies)	121,960	3,368,229
DTS Corp. (Information technology, IT services)	176,900	3,633,240
Ezaki Glico Co. Ltd. (Consumer staples, Food products)	42,400	1,232,448
Fuji Seal International, Inc. (Materials, Containers & packaging)	174,200	1,940,444
Horiba Ltd. (Information technology, Electronic equipment, instruments & components)	61,800	3,124,687
Hoshizaki Corp. (Industrials, Machinery)	62,300	2,011,956
Kamigumi Co. Ltd. (Industrials, Transportation infrastructure)	145,200	2,945,607
MEITEC Group Holdings, Inc. (Industrials, Professional services)	285,700	5,028,345
Nihon Parkerizing Co. Ltd. (Materials, Chemicals)	219,100	1,590,135
Orix JREIT, Inc. (Real estate, Office REITs)	3,852	4,426,957
PHC Holdings Corp. (Health care, Health care equipment & supplies)	97,800	924,904
San-A Co. Ltd. (Consumer staples, Consumer staples distribution & retail)	90,000	2,788,059
Sohgo Security Services Co. Ltd. (Industrials, Commercial services & supplies)	283,000	1,657,309
Stanley Electric Co. Ltd. (Consumer discretionary, Automobile components)	171,400	2,741,472
Sumitomo Warehouse Co. Ltd. (Industrials, Transportation infrastructure)	139,800	2,238,137
Taikisha Ltd. (Industrials, Construction & engineering)	77,900	2,266,868
		46,286,857
Luxembourg: 0.07%
Novem Group SA (Consumer discretionary, Automobile components)	19,526	123,504
Netherlands: 1.00%
MYT Netherlands Parent BV ADR (Consumer discretionary, Specialty retail)†	93,702	272,673
TKH Group NV (Industrials, Electrical equipment)	40,322	1,474,937
		1,747,610
Norway: 2.67%
Atea ASA (Information technology, IT services)	168,897	1,756,863
Elopak ASA (Materials, Containers & packaging)	253,436	517,265
SpareBank 1 SMN (Financials, Banks)	195,818	2,375,960
		4,650,088
The accompanying notes are an integral part of these financial statements.
12 | Allspring Special International Small Cap Fund

Portfolio of investments—October 31, 2023

	Shares	Value
Spain: 3.83%
Vidrala SA (Materials, Containers & packaging)	20,477	$1,521,957
Viscofan SA (Consumer staples, Food products)	89,015	5,145,602
		6,667,559
Sweden: 3.10%
Hexpol AB (Materials, Chemicals)	205,466	1,823,519
Loomis AB (Industrials, Commercial services & supplies)	137,364	3,568,336
		5,391,855
Switzerland: 3.80%
Arbonia AG (Industrials, Building products)	154,755	1,316,774
Bossard Holding AG Class A (Industrials, Trading companies & distributors)	12,447	2,569,178
Bucher Industries AG (Industrials, Machinery)	5,442	1,942,610
Montana Aerospace AG (Industrials, Aerospace & defense)144A†	65,514	788,278
		6,616,840
United Kingdom: 16.68%
Britvic PLC (Consumer staples, Beverages)	401,321	4,087,641
Domino’s Pizza Group PLC (Consumer discretionary, Hotels, restaurants & leisure)	780,248	3,255,664
Elementis PLC (Materials, Chemicals)†	1,072,793	1,544,395
IMI PLC (Industrials, Machinery)	104,794	1,871,520
Lancashire Holdings Ltd. (Financials, Insurance)	457,686	3,159,751
Morgan Advanced Materials PLC (Industrials, Machinery)	229,755	628,325
Nomad Foods Ltd. (Consumer staples, Food products)†	155,690	2,151,636
S4 Capital PLC (Communication services, Media)†	963,850	744,766
Spectris PLC (Information technology, Electronic equipment, instruments & components)	162,198	6,128,962
SSP Group PLC (Consumer discretionary, Hotels, restaurants & leisure)†	874,936	1,914,193
Tate & Lyle PLC (Consumer staples, Food products)	465,491	3,567,247
		29,054,100
Total common stocks (Cost $179,980,306)		164,830,854
Investment companies: 0.41%
United States: 0.41%
iShares MSCI EAFE Small-Cap ETF	13,192	709,861
Total investment companies (Cost $702,223)		709,861

	Expiration date
Rights: 0.04%
Spain: 0.04%
Vidrala SA (Materials, Containers & packaging)†	11-8-2023	20,477	75,509
Total rights (Cost $64,870)			75,509
The accompanying notes are an integral part of these financial statements.
Allspring Special International Small Cap Fund | 13

Portfolio of investments—October 31, 2023

		Yield	Shares	Value
Short-term investments: 4.16%
Investment companies: 4.16%
Allspring Government Money Market Fund Select Class♠∞		5.29%	7,255,327	$7,255,327
Total short-term investments (Cost $7,255,327)				7,255,327
Total investments in securities (Cost $188,002,726)	99.26%			172,871,551
Other assets and liabilities, net	0.74			1,280,594
Total net assets	100.00%			$174,152,145

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$8,959,808	$69,379,526	$(71,084,007)	$0	$0	$7,255,327	7,255,327	$348,783
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	2,952,741	17,522,825	(20,475,598)	34	(2)	0	0	31,755 [1]
				$34	$(2)	$7,255,327		$380,538

[1]	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.
14 | Allspring Special International Small Cap Fund

Statement of assets and liabilities—October 31, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $180,747,399)	$165,616,224
Investments in affiliated securities, at value (cost $7,255,327)	7,255,327
Foreign currency, at value (cost $22,089)	21,867
Receivable for investments sold	779,626
Receivable for dividends	691,154
Receivable for Fund shares sold	62,694
Prepaid expenses and other assets	115,621
Total assets	174,542,513
Liabilities
Payable for investments purchased	114,404
Custody and accounting fees payable	95,780
Payable for Fund shares redeemed	75,043
Management fee payable	74,172
Administration fees payable	14,297
Trustees’ fees and expenses payable	478
Accrued expenses and other liabilities	16,194
Total liabilities	390,368
Total net assets	$174,152,145
Net assets consist of
Paid-in capital	$196,658,605
Total distributable loss	(22,506,460)
Total net assets	$174,152,145
Computation of net asset value and offering price per share
Net assets–Class A	$28,833
Shares outstanding–Class A1	2,899
Net asset value per share–Class A	$9.95
Maximum offering price per share – Class A2	$10.56
Net assets–Class C	$22,655
Shares outstanding–Class C1	2,284
Net asset value per share–Class C	$9.92
Net assets–Class R6	$60,317,641
Shares outstanding–Class R6[1]	6,056,191
Net asset value per share–Class R6	$9.96
Net assets–Institutional Class	$113,783,016
Shares outstanding–Institutional Class[1]	11,412,717
Net asset value per share–Institutional Class	$9.97
1 The Fund has an unlimited number of authorized shares.
2  Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
Allspring Special International Small Cap Fund | 15

Statement of operations—year ended October 31, 2023
Statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $484,732)	$4,201,339
Income from affiliated securities	352,894
Interest	129
Total investment income	4,554,362
Expenses
Management fee	1,744,166
Administration fees
Class A	59
Class C	51
Class R6	21,863
Institutional Class	143,868
Shareholder servicing fees
Class A	70
Class C	62
Distribution fee
Class C	32
Custody and accounting fees	139,203
Professional fees	87,730
Registration fees	32,102
Shareholder report expenses	61,646
Trustees’ fees and expenses	22,490
Other fees and expenses	18,073
Total expenses	2,271,415
Less: Fee waivers and/or expense reimbursements
Fund-level	(404,678)
Class A	(5)
Institutional Class	(11,598)
Net expenses	1,855,134
Net investment income	2,699,228
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(3,476,980)
Affiliated securities	34
Foreign currency and foreign currency translations	(7,851)
Net realized losses on investments	(3,484,797)
Net change in unrealized gains (losses) on
Unaffiliated securities	10,635,973
Affiliated securities	(2)
Foreign currency and foreign currency translations	(2,246)
Net change in unrealized gains (losses) on investments	10,633,725
Net realized and unrealized gains (losses) on investments	7,148,928
Net increase in net assets resulting from operations	$9,848,156
The accompanying notes are an integral part of these financial statements.
16 | Allspring Special International Small Cap Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended October 31, 2023		Year ended October 31, 2022
Operations
Net investment income		$2,699,228		$1,636,664
Net realized losses on investments		(3,484,797)		(5,756,709)
Net change in unrealized gains (losses) on investments		10,633,725		(25,403,841)
Net increase (decrease) in net assets resulting from operations		9,848,156		(29,523,886)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(248)		0 [1]
Class C		(182)		0 [1]
Class R6		(1,043,071)		(801,820)
Institutional Class		(1,230,408)		(2,079)
Total distributions to shareholders		(2,273,909)		(803,899)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	608	6,900	2,267 [1]	25,000 [1]
Class C	0	0	2,267 [1]	25,000 [1]
Class R6	847,812	9,367,003	3,544,181	38,873,752
Institutional Class	4,194,833	45,675,976	10,832,056	110,774,581
		55,049,879		149,698,333
Reinvestment of distributions
Class A	24	248	0 [1]	0 [1]
Class C	17	182	0 [1]	0 [1]
Class R6	64,723	665,359	53,931	717,191
Institutional Class	119,457	1,230,408	156	2,079
		1,896,197		719,270
Payment for shares redeemed
Class R6	(2,333,140)	(25,411,660)	(174,217)	(1,670,741)
Institutional Class	(2,826,020)	(30,890,167)	(918,980)	(9,027,493)
		(56,301,827)		(10,698,234)
Net increase in net assets resulting from capital share transactions		644,249		139,719,369
Total increase in net assets		8,218,496		109,391,584
Net assets
Beginning of period		165,933,649		56,542,065
End of period		$174,152,145		$165,933,649
1 For the period from June 1, 2022 (commencement of class operations) to October 31, 2022
The accompanying notes are an integral part of these financial statements.
Allspring Special International Small Cap Fund | 17

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
Class A	2023	2022[1]
Net asset value, beginning of period	$9.53	$11.03
Net investment income	0.13 [2]	0.03
Net realized and unrealized gains (losses) on investments	0.40	(1.53)
Total from investment operations	0.53	(1.50)
Distributions to shareholders from
Net investment income	(0.11)	0.00
Net asset value, end of period	$9.95	$9.53
Total return[3]	5.52%	(13.60)%
Ratios to average net assets (annualized)
Gross expenses	1.60%	1.60%
Net expenses	1.37%	1.38%
Net investment income	1.18%	0.69%
Supplemental data
Portfolio turnover rate	37%	26%
Net assets, end of period (000s omitted)	$29	$22

[1]	For the period from June 1, 2022 (commencement of class operations) to October 31, 2022
[2]	Calculated based upon average shares outstanding
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.
18 | Allspring Special International Small Cap Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
Class C	2023	2022[1]
Net asset value, beginning of period	$9.50	$11.03
Net investment income	0.09 [2]	0.00 [3]
Net realized and unrealized gains (losses) on investments	0.41	(1.53)
Total from investment operations	0.50	(1.53)
Distributions to shareholders from
Net investment income	(0.08)	0.00
Net asset value, end of period	$9.92	$9.50
Total return[4]	5.24%	(13.87)%
Ratios to average net assets (annualized)
Gross expenses	1.73%	2.12%
Net expenses	1.68%	1.96%
Net investment income	0.83%	0.06%
Supplemental data
Portfolio turnover rate	37%	26%
Net assets, end of period (000s omitted)	$23	$22

[1]	For the period from June 1, 2022 (commencement of class operations) to October 31, 2022
[2]	Calculated based upon average shares outstanding
[3]	Amount is less than $0.005.
[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.
Allspring Special International Small Cap Fund | 19

Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
Class R6	2023	2022	2021	2020	2019[1]
Net asset value, beginning of period	$9.53	$13.91	$10.38	$10.58	$10.00
Net investment income	0.16 [2]	0.20 [2]	0.06	0.09	0.05
Net realized and unrealized gains (losses) on investments	0.41	(4.38)	3.56	(0.03)	0.53
Total from investment operations	0.57	(4.18)	3.62	(0.06)	0.58
Distributions to shareholders from
Net investment income	(0.14)	(0.07)	(0.05)	(0.15)	0.00
Net realized gains	0.00	(0.13)	(0.04)	(0.11)	0.00
Total distributions to shareholders	(0.14)	(0.20)	(0.09)	(0.26)	0.00
Net asset value, end of period	$9.96	$9.53	$13.91	$10.38	$10.58
Total return[3]	5.96%	(30.47)%	35.04%	0.42%	5.80%
Ratios to average net assets (annualized)
Gross expenses	1.17%	1.18%	1.68%	5.69%	7.81%
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income	1.50%	1.85%	0.70%	0.93%	1.24%
Supplemental data
Portfolio turnover rate	37%	26%	19%	45%	14%
Net assets, end of period (000s omitted)	$60,318	$71,264	$56,386	$5,086	$5,183

[1]	For the period from May 31, 2019 (commencement of class operations) to October 31, 2019
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.
20 | Allspring Special International Small Cap Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
Institutional Class	2023	2022	2021	2020	2019[1]
Net asset value, beginning of period	$9.53	$13.92	$10.38	$10.57	$10.00
Net investment income	0.16 [2]	0.19 [2]	0.13	0.08	0.05
Net realized and unrealized gains (losses) on investments	0.41	(4.39)	3.49	(0.03)	0.52
Total from investment operations	0.57	(4.20)	3.62	0.05	0.57
Distributions to shareholders from
Net investment income	(0.13)	(0.06)	(0.04)	(0.13)	0.00
Net realized gains	0.00	(0.13)	(0.04)	(0.11)	0.00
Total distributions to shareholders	(0.13)	(0.19)	(0.08)	(0.24)	0.00
Net asset value, end of period	$9.97	$9.53	$13.92	$10.38	$10.57
Total return[3]	5.89%	(30.60)%	35.00%	0.35%	5.70%
Ratios to average net assets (annualized)
Gross expenses	1.28%	1.26%	2.73%	5.76%	7.91%
Net expenses	1.05%	1.05%	1.05%	1.05%	1.05%
Net investment income	1.45%	1.86%	1.00%	0.83%	1.14%
Supplemental data
Portfolio turnover rate	37%	26%	19%	45%	14%
Net assets, end of period (000s omitted)	$113,783	$94,626	$156	$115	$106

[1]	For the period from May 31, 2019 (commencement of class operations) to October 31, 2019
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.
Allspring Special International Small Cap Fund | 21

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Special International Small Cap Fund (the “Fund”) which is a diversified series of the Trust.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management, LLC (“Allspring Funds Management”).
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures implemented by Allspring Funds Management are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2023, such fair value pricing was used in pricing certain foreign securities.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at  rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
During the period, the Fund participated in a program to lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities were on loan, the Fund received interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions was invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”), an affiliated non-registered investment company. Interests in the non-registered investment company
22 | Allspring Special International Small Cap Fund

Notes to financial statements
that were redeemable at net asset value were fair valued normally at net asset value. Effective at the close of business on March 29, 2023, the Fund is no longer participating in the securities lending program and the Securities Lending Fund was liquidated. Securities Lending Fund was managed by Allspring Funds Management and was subadvised by Allspring Global Investments, LLC (“Allspring Investments”), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management received an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increased. All of the fees received by Allspring Funds Management were paid to Allspring Investments for its services as subadviser.
Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions received from REIT investments may be characterized as ordinary income, capital gains, or a return of capital to the Fund based on information provided by the REIT. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates may be used in reporting the character of income and distributions for financial statement purposes.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of October 31, 2023, the aggregate cost of all investments for federal income tax purposes was $195,626,120 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$6,473,475
Gross unrealized losses	(29,228,044)
Net unrealized losses	$(22,754,569)
As of October 31, 2023, the Fund had capital loss carryforwards which consist of $2,628,466 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
Allspring Special International Small Cap Fund | 23

Notes to financial statements
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Australia	$0	$9,126,573	$0	$9,126,573
Austria	0	1,186,368	0	1,186,368
Belgium	0	4,011,345	0	4,011,345
Canada	18,701,109	0	0	18,701,109
France	0	6,831,874	0	6,831,874
Germany	0	12,545,969	0	12,545,969
Ireland	0	1,111,345	0	1,111,345
Italy	0	10,777,858	0	10,777,858
Japan	0	46,286,857	0	46,286,857
Luxembourg	0	123,504	0	123,504
Netherlands	272,673	1,474,937	0	1,747,610
Norway	2,274,128	2,375,960	0	4,650,088
Spain	0	6,667,559	0	6,667,559
Sweden	0	5,391,855	0	5,391,855
Switzerland	1,316,774	5,300,066	0	6,616,840
United Kingdom	15,508,793	13,545,307	0	29,054,100
Investment companies	709,861	0	0	709,861
Rights
Spain	0	75,509	0	75,509
Short-term investments
Investment companies	7,255,327	0	0	7,255,327
Total assets	$46,038,665	$126,832,886	$0	$172,871,551
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
At October 31, 2023, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative
24 | Allspring Special International Small Cap Fund

Notes to financial statements
services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.950%
Next $500 million	0.925
Next $1 billion	0.900
Next $2 billion	0.875
Next $1 billion	0.850
Next $5 billion	0.840
Over $10 billion	0.830
For the year ended October 31, 2023, the management fee was equivalent to an annual rate of 0.95% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Investments is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.20%
Class C	0.20
Class R6	0.03
Institutional Class	0.13
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.21% of its respective average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through February 29, 2024 (February 28, 2025 for Class A and C) to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of October 31, 2023, the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class A	1.37%
Class C	2.12
Class R6	0.95
Institutional Class	1.05
Prior to June 30, 2023, the Fund’s expenses were capped at 1.38% for Class A shares and 2.13% for Class C shares.
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. Allspring Funds Distributor did not receive any front-end or contingent deferred sales charges from Class A or Class C shares for the year ended October 31, 2023.
Allspring Special International Small Cap Fund | 25

Notes to financial statements
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Class C  are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended October 31, 2023.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2023 were $65,024,922 and $65,891,100, respectively.
6.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended October 31, 2023, there were no borrowings by the Fund under the agreement.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended October 31, 2023 and October 31, 2022 were as follows:
	Year ended October 31
	2023	2022
Ordinary income	$2,273,909	$642,091
Long-term capital gain	0	161,808
As of October 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized losses	Capital loss carryforward
$2,888,544	$(22,766,538)	$(2,628,466)
8.
CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in Europe and Japan and the industrials sector. A fund that invests a substantial portion of its assets in any geographic region or sector may be more affected by changes in that geographic region or sector than would be a fund whose investments are not heavily weighted in any geographic region or sector.
A fund with a concentration of ownership may be more affected by the investment activity of those shareholders than would be a fund that does not have any ownership concentration. As of October 31, 2023, Allspring Funds Management or one of its affiliates owned 11% of the Fund.
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
26 | Allspring Special International Small Cap Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Special International Small Cap Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the four-year period then ended and the period from May 31, 2019 (commencement of operations) to October 31, 2019. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended and the period from May 31, 2019 to October 31, 2019, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
December 27, 2023
Allspring Special International Small Cap Fund | 27

Other information (unaudited)
Other information
Tax information
Pursuant to Section 854 of the Internal Revenue Code, $2,273,909 of income dividends paid during the fiscal year ended October 31, 2023 has been designated as qualified dividend income (QDI).
For the fiscal year ended October 31, 2023, $60,159 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Pursuant to Section 853 of the Internal Revenue Code, the following amounts have been designated as foreign taxes paid for the fiscal year ended October 31, 2023. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.
Creditable foreign taxes paid	Per share amount	Foreign income as % of ordinary income distributions
$480,858	$0.0275	100%
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

28 | Allspring Special International Small Cap Fund

Other information (unaudited)
Board of trustees and officers
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 126 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds  (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

Allspring Special International Small Cap Fund | 29

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

30 | Allspring Special International Small Cap Fund

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Special International Small Cap Fund | 31

Other information (unaudited)
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Special International Small Cap Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

32 | Allspring Special International Small Cap Fund

Other information (unaudited)
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Institutional Class) was lower than the average investment performance of the Universe for one- and three-year periods. The Board also noted that the investment performance of the Fund was lower than the investment performance of its benchmark index, the MSCI World ex USA Small Cap (Net), for the one- and three-year periods.
The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe and benchmark over the longer time periods under review.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for each share class. The Board noted that Allspring Funds Management had agreed to reduce the net operating expense caps for the Fund’s Class A shares.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of the average rates for the Fund’s expense Group for each share class.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Allspring Special International Small Cap Fund | 33

Other information (unaudited)
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

34 | Allspring Special International Small Cap Fund

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). The Report noted significant liquidity events impacting the Funds related to extended foreign market holidays as well as the difficulty of trading and settlement of most Russia-related securities due to sanctions activity. The Report noted that there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring Special International Small Cap Fund | 35

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For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-11012023-jrbij6g0 12-23
AR4338 10-23

Allspring U.S.
Long/Short Equity Fund
Annual Report
October 31, 2023

The views expressed and any forward-looking statements are as of October 31, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring U.S. Long/Short Equity Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring U.S. Long/Short Equity Fund for the 12-month period that ended October 31, 2023. Globally, stocks and bonds experienced high levels of volatility through the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, as investors anticipated an end to the tight monetary policy despite concerns of a possible impending recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income. However, ongoing rate hikes continued to be a headwind during recent months.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 10.14%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 12.07%, while the MSCI EM Index (Net) (USD)3 had more modest performance, with a gain of 10.80%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned 0.36%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 gained 2.59%, the Bloomberg Municipal Bond Index6 gained 2.64%, and the ICE BofA U.S. High Yield Index7 returned 5.90%.
Despite high inflation and central bank rate hikes, markets rallied.
As the 12-month period began, stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. While inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)8 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
8
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
2 | Allspring U.S. Long/Short Equity Fund

Letter to shareholders (unaudited)
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported strong job gains and unemployment fell to 3.4%—the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained on the Federal Reserve (Fed) and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was taken as a negative, with inflation not falling quickly enough for the Fed, which raised interest rates by 0.25% in February. Meanwhile, the Bank of England (BoE) and the European Central Bank (ECB) both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, other data in March pointed to economic strength in the U.S., Europe, and China. China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and the eurozone all remained higher than central bank targets, leading to additional rate hikes in March.
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes1 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and the ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, Core CPI2, while continuing to decline, remained stubbornly high in June at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
“ The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
1
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
2
The Core CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
Allspring U.S. Long/Short Equity Fund | 3

Letter to shareholders (unaudited)
“ With strong
second-quarter gross
domestic product(GDP)
growth—initially
estimated at 2.4%—and
U.S. annual inflation easing steadily to 3.2%
in July, hopes for a soft
economic landing grew. ”
July was a good month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions tended to do well, as investors grew more optimistic regarding economic prospects. With strong second-quarter gross domestic product (GDP) growth––initially estimated at 2.4%––and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the ECB, and the BoE all raised their respective key interest rates by 0.25% in July. In the Fed’s case, speculation grew that it could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed signs of stagnation, renewing concerns of global fallout.
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. On a more positive note, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August, as the annual CPI rose 3.7%. However, the three-month trend for core CPI stood at a more encouraging annualized 2.4%.
Stocks and bonds both had negative overall returns in September as investors reluctantly recited the new chorus of “higher for longer,” led by the Fed’s determination not to lower interest rates until it knows it has vanquished its pesky opponent—higher-than-targeted inflation. As of September, the two primary gauges of U.S. inflation—the annual Core Personal Consumption Expenditures Price Index1 and the CPI—both stood at roughly 4%, twice as high as the Fed’s oft-stated 2% target. The month ended with the prospect of yet another U.S. government shutdown, averted at least temporarily but looming later this fall.
October was a tough month for stocks and bonds. Key global and domestic indexes all were pushed down by rising geopolitical tensions, particularly the Israel-Hamas conflict, and concerns over the Fed’s “higher for longer” monetary policy. The U.S. 10-year Treasury yield rose above 5% for the first time since 2007. Commodity prices did well as oil prices rallied in response to the prospect of oil supply disruptions from the Middle East. U.S. annualized third-quarter GDP was estimated at a healthier-than-anticipated 4.9%. China’s GDP indicated surprisingly strong industrial production and retail sales, offset by ongoing weakness in its real estate sector.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
1
The Core Personal Consumption Expenditures Price Index (PCE) is a measure of prices that people living in the United States, or those buying on their behalf, pay for goods and services. It is sometimes called the core PCE price index, because two categories that can have price swings – food and energy – are left out to make underlying inflation easier to see. You cannot invest directly in an index.
4 | Allspring U.S. Long/Short Equity Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring U.S. Long/Short Equity Fund | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks long-term capital appreciation.
Adviser	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Ryan Brown, CFA, Harindra de Silva, Ph.D., CFA

Average annual total returns (%) as of October 31, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception	Gross	Net[2]
Class A (ADMQX)[3]	3-31-2016	-7.58	2.93	3.65	-2.00	4.16	4.46	3.93	1.99
Class C (ADSCX)[4]	12-16-2022	-3.40	4.04	4.38	-2.56	4.04	4.38	4.68	2.74
Class R6 (ASLRX)[5]	12-16-2022	–	–	4.69	-1.68	4.41	4.69	3.51	1.57
Institutional Class (ADMZX)[6]	3-31-2016	–	–	4.69	-1.68	4.41	4.69	3.61	1.67
MSCI USA Index (Net) (USD)[7]	–	–	–	–	9.55	10.39	11.22 *	–	–
ICE BofA 3-Month U.S. Treasury Bill Index[8]	–	–	–	–	4.80	1.78	1.51 *	–	–
U.S. Long/Short Equity Blended Index[9]	–	–	–	–	7.42	6.48	6.60 *	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6 and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

*	Based on the inception date of the oldest Fund class.
[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through February 28, 2025, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.57% for Class A, 2.32% for Class C, 1.15% for Class R6 and 1.25% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), expenses from dividends and interest on short positions, and extraordinary expenses are excluded from the expense caps.
Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the
Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]	Historical performance shown for the Class A shares prior to December 16, 2022 is based on the performance of the Investor Class shares of the Fund’s predecessor, 361 Domestic Long/Short Equity Fund.
[4]
Historical performance for the Class C shares prior to their inception reflects the performance of the Class A shares and is not adjusted to reflect the higher expenses applicable to the Class C shares. If these expenses had been included, returns would be lower.

[5]
Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher. Historical performance prior to
December 16, 2022 is based on the performance of Class I shares of the Fund’s predecessor, 361 Domestic Long/Short Equity Fund.

[6]	Historical performance shown for the Institutional Class shares prior to December 16, 2022 is based on the performance of Class I shares of the Fund’s predecessor, 361 Domestic Long/Short Equity Fund.
[7]
The Morgan Stanley Capital International (MSCI) USA Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap U.S. equity market performance. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring U.S. Long/Short Equity Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of October 31, 2023[1]

[1]
The chart compares the performance of Class A shares since inception with the MSCI USA Index (Net) (USD), ICE BofA 3-Month U.S. Treasury Bill Index and U.S. Long/Short
Equity Blended Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Footnotes continued from previous page
[8]
The ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.

[9]
Source:  Allspring Funds Management, LLC. The U.S. Long/Short Equity Blended Index is composed of 50% of the MSCI USA Index (Net) (USD) and 50% of the ICE BofA
3-Month U.S. Treasury Bill Index. You cannot invest directly in an index.

Investing involves risk, including the possible loss of principal. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Short selling is generally considered speculative, has the potential for unlimited loss, and may involve leverage. Consult the Fund’s prospectus for additional information on these and other risks.

Allspring U.S. Long/Short Equity Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund underperformed its benchmark, the MSCI USA Index (Net) (USD), for the 12-month period that ended October 31, 2023.
•The underweight exposure to the energy sector added to performance, but this was overshadowed by the Fund’s risk-averse positioning and its underweight to mega-cap securities during this largely risk-on period.
•The Fund’s underperformance was primarily caused by the Fund’s risk positioning, driven by our core objective to reduce volatility. The Fund is meaningfully underweight the equity market and it holds a short position in high-beta (more volatile) securities. Both of these performed particularly well during this 12-month period.
U.S. stocks delivered strong results during the period.
After one last episode of severe volatility late in the third quarter of 2022, U.S. equity markets made a great display of strength for three consecutive quarters as investors appeared to have shaken the uncertainty associated with the rising rate cycle that has occurred over the past 12 months. Equity markets showed renewed optimism in valuations, along with mitigated concerns over inflation and rising rates. However, this was met with an uptick in volatility and market sell-off following the market peak on July 31, 2023. The decline continued into the fall, bringing the year-to-date return of the MSCI USA Index (Net) (USD) to 10.50% and its one-year return to 9.55%. Information technology (+32%), communication services (+34%), and consumer discretionary (+9%) were the best-performing sectors over the past year, while more interest-rate-sensitive sectors, such as real estate (-7%) and utilities (-8%), significantly underperformed the MSCI USA Index (Net) (USD).

Ten largest Long Positions (%) as of October 31, 2023[1]
Procter & Gamble Co.	3.54
Microsoft Corp.	2.79
Gilead Sciences, Inc.	2.62
Apple, Inc.	2.43
Cognizant Technology Solutions Corp. Class A	1.97
QUALCOMM, Inc.	1.89
Costco Wholesale Corp.	1.77
Juniper Networks, Inc.	1.59
Otis Worldwide Corp.	1.47
EMCOR Group, Inc.	1.46

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
Risk tilts favoring lower volatility market segments detracted from performance along with an underweight to mega caps.
Over the period, factor tilts toward cash flow/price and asset utilization were the largest factor-focused contributors to performance. While the factor model positioning was not favorable overall, it was largely overshadowed by the Fund’s risk positioning. During the period, the highest-beta quintile of stocks in the MSCI USA Index (Net) (USD) increased an average of 34% for the trailing 12 months, while the lowest-beta quintile decreased 2%—a 36% difference. The Fund has a meaningful short position in the highest-beta securities, which was the largest detractor from performance as investors rewarded these riskier market segments. In addition, performance was weakened by the Fund’s underweight to mega-capitalization securities. The largest stocks in the MSCI USA Index (Net) (USD) outperformed the index during the period and, generally, the smaller the company, the worse the return. The smallest quintile of stocks in the MSCI USA Index (Net) (USD) decreased an average of 0.1% for the trailing 12 months, while the largest quintile increased 20%.

Five largest short positions (%) as of October 31, 2023[1]
RBC Bearings, Inc.	(1.17)
Texas Pacific Land Corp.	(1.13)
Realty Income Corp.	(1.11)
Planet Fitness, Inc. Class A	(0.96)
Clarivate PLC	(0.93)

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
Going forward, our investment philosophy and process remain the same.
The U.S. long/short investment philosophy is to pursue reduced volatility and excess performance through a combination of the Systematic Edge equities team’s dynamic return forecasting and hedging skills. While innovative quantitative research—such as identifying high-prediction error securities via machine learning—is incorporated into the process on an ongoing basis, the core objectives of this portfolio have remained the same since inception.

Sector Allocation for Long and Short positions as of October 31, 2023[1]
	Long (%)	Short (%)
Information technology	30	(2)
Consumer staples	14	0
Health care	14	(20)
Industrials	14	(20)
Financials	9	(6)
Consumer discretionary	6	(15)
Energy	5	(12)
Communication services	3	(6)
Materials	2	(9)
Utilities	2	(3)
Real estate	1	(7)

[1]	Figures represent the percentage of the Fund’s long and short positions. Allocations are subject to change and may have changed since the date specified.

8 | Allspring U.S. Long/Short Equity Fund

Performance highlights (unaudited)
The hedge is created by shorting stocks with market risk (beta) significantly higher than the MSCI USA Index (Net) (USD). The Systematic Edge equities team’s research substantiates the anomaly that high-beta stocks tend to underperform the market in the long run. This hedge also has substantial volatility reduction benefits through shorting a segment of stocks that tend to fall the fastest during times of market distress. The argument in favor of low-beta issues remains intact—perhaps even more so after such a strong period of performance for high-beta issues over the previous 12 months. In the past, we have witnessed a strong tendency for mean reversion after such meaningful instances of high-beta outperformance.
The dynamic return forecasting component employed in our U.S. long/short equity strategy is based on the belief that security returns are predictable based on common fundamental factors and that market inefficiencies caused by patterns of investor behavior and economic change may be exploited to earn an excess return. The idea that there is persistency in the types of characteristics investors prefer is exploited through a stock selection model that uses more than 70 fundamental, technical, and proprietary factors to build a diversified portfolio that we believe is well positioned to generate potential excess returns over a three- to five-year market cycle. As a result of the dynamic return forecasting, the equity portfolio has tended to have reasonable valuations, good quality, and decent price momentum. We continue to emphasize stocks with certain attractive valuation and quality characteristics, such as above-average earnings/price ratios and return on assets.

Allspring U.S. Long/Short Equity Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2023 to October 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 5-1-2023	Ending account value 10-31-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$960.16	$8.65	1.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.38	$8.89	1.75%
Class C
Actual	$1,000.00	$957.30	$13.42	2.72%
Hypothetical (5% return before expenses)	$1,000.00	$1,011.49	$13.79	2.72%
Class R6
Actual	$1,000.00	$961.28	$8.65	1.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.38	$8.89	1.75%
Institutional Class
Actual	$1,000.00	$961.28	$9.64	1.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.38	$9.91	1.95%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).

10 | Allspring U.S. Long/Short Equity Fund

Portfolio of investments—October 31, 2023
Portfolio of investments

	Shares	Value
Long positions: 103.90% Common stocks: 97.10%
Communication services: 2.58%
Entertainment: 1.67%
Electronic Arts, Inc.#	1,020	$126,266
Playtika Holding Corp.†#	6,838	57,439
Spotify Technology SA†#	1,064	175,304
		359,009
Interactive media & services: 0.91%
Alphabet, Inc. Class A†#	745	92,440
Alphabet, Inc. Class C†#	419	52,501
Meta Platforms, Inc. Class A†#	123	37,056
Shutterstock, Inc.#	312	12,692
		194,689
Consumer discretionary: 5.99%
Automobiles: 1.08%
Harley-Davidson, Inc.#	1,785	47,927
Tesla, Inc.†#	382	76,721
Thor Industries, Inc.#	1,226	107,802
		232,450
Broadline retail: 0.46%
Amazon.com, Inc.†#	734	97,688
Diversified consumer services: 0.35%
Grand Canyon Education, Inc.†#	98	11,597
H&R Block, Inc.#	1,219	50,040
Lincoln Educational Services Corp.†#	1,604	13,714
		75,351
Hotels, restaurants & leisure: 1.29%
Aramark#	2,882	77,612
Chipotle Mexican Grill, Inc.†#	15	29,133
Domino’s Pizza, Inc.#	31	10,509
Marriott International, Inc. Class A#	56	10,559
Marriott Vacations Worldwide Corp.#	102	9,166
Starbucks Corp.#	947	87,351
Texas Roadhouse, Inc. Class A#	108	10,966
Travel & Leisure Co.#	850	28,926
Yum! Brands, Inc.#	104	12,570
		276,792
Household durables: 0.30%
Beazer Homes USA, Inc.†#	672	16,255
D.R. Horton, Inc.#	462	48,233
		64,488
The accompanying notes are an integral part of these financial statements.
Allspring U.S. Long/Short Equity Fund | 11

Portfolio of investments—October 31, 2023

	Shares	Value
Leisure products: 0.09%
JAKKS Pacific, Inc.†#	608	$10,196
Polaris, Inc.#	110	9,506
		19,702
Specialty retail: 2.42%
Bath & Body Works, Inc.#	295	8,747
Best Buy Co., Inc.#	476	31,806
Dick’s Sporting Goods, Inc.#	99	10,588
Lowe’s Cos., Inc.#	314	59,839
Murphy USA, Inc.#	387	140,361
TJX Cos., Inc.#	2,262	199,215
Ulta Beauty, Inc.†#	178	67,873
		518,429
Consumer staples: 14.10%
Beverages: 1.27%
Boston Beer Co., Inc. Class A†#	263	87,829
Coca-Cola Co.#	1,120	63,269
Molson Coors Beverage Co. Class B#	1,939	112,016
PepsiCo, Inc.#	59	9,633
		272,747
Consumer staples distribution & retail: 3.54%
Casey’s General Stores, Inc.#	202	54,926
Costco Wholesale Corp.#	687	379,526
Kroger Co.#	245	11,116
Target Corp.#	1,167	129,292
Walmart, Inc.#	1,137	185,797
		760,657
Food products: 2.09%
Archer-Daniels-Midland Co.#	2,682	191,951
Bunge Ltd.#	111	11,764
Campbell Soup Co.#	437	17,659
Dole PLC#	836	9,547
Flowers Foods, Inc.#	2,674	58,641
Ingredion, Inc.#	622	58,207
Kellanova#	579	29,222
Pilgrim’s Pride Corp.†#	1,742	44,421
Tyson Foods, Inc. Class A#	579	26,836
		448,248
Household products: 5.90%
Church & Dwight Co., Inc.#	600	54,564
Clorox Co.#	1,736	204,327
Colgate-Palmolive Co.#	1,301	97,731
Kimberly-Clark Corp.#	1,250	149,550
Procter & Gamble Co.#	5,062	759,453
		1,265,625
The accompanying notes are an integral part of these financial statements.
12 | Allspring U.S. Long/Short Equity Fund

Portfolio of investments—October 31, 2023

	Shares	Value
Personal care products: 0.29%
Herbalife Ltd.†#	4,332	$61,731
Tobacco: 1.01%
Altria Group, Inc.#	5,043	202,578
Philip Morris International, Inc.#	38	3,388
Vector Group Ltd.#	1,007	10,352
		216,318
Energy: 4.72%
Oil, gas & consumable fuels: 4.72%
Ardmore Shipping Corp.#	9,518	126,494
Chevron Corp.#	1,131	164,821
CONSOL Energy, Inc.#	420	38,594
Exxon Mobil Corp.#	1,112	117,705
International Seaways, Inc.#	261	12,551
Kinder Morgan, Inc.#	748	12,118
Marathon Petroleum Corp.#	102	15,428
PBF Energy, Inc. Class A#	1,061	50,429
Phillips 66#	115	13,118
Targa Resources Corp.#	1,097	91,720
Teekay Corp.†#	9,432	66,307
Teekay Tankers Ltd. Class A#	1,627	80,862
Valero Energy Corp.#	1,748	221,996
		1,012,143
Financials: 8.54%
Banks: 0.50%
Bank of NT Butterfield & Son Ltd.#	2,263	57,163
Financial Institutions, Inc.#	569	9,013
Veritex Holdings, Inc.#	2,416	41,604
		107,780
Capital markets: 1.37%
Affiliated Managers Group, Inc.#	451	55,365
Cboe Global Markets, Inc.#	825	135,209
Evercore, Inc. Class A#	111	14,450
Goldman Sachs Group, Inc.#	32	9,716
MSCI, Inc. Class A#	23	10,846
SEI Investments Co.#	640	34,342
Virtu Financial, Inc. Class A#	1,852	34,243
		294,171
Consumer finance: 0.73%
OneMain Holdings, Inc.#	274	9,845
PROG Holdings, Inc.†#	508	13,914
SLM Corp.#	10,269	133,497
		157,256
The accompanying notes are an integral part of these financial statements.
Allspring U.S. Long/Short Equity Fund | 13

Portfolio of investments—October 31, 2023

	Shares	Value
Financial services: 1.57%
Equitable Holdings, Inc.#	1,707	$45,355
FleetCor Technologies, Inc.†#	44	9,908
NCR Atleos Corp.†#	636	14,030
Rocket Cos., Inc. Class A†#	4,464	32,989
Western Union Co.#	20,718	233,906
		336,188
Insurance: 4.28%
American Financial Group, Inc.#	173	18,919
Aon PLC Class A#	92	28,465
Axis Capital Holdings Ltd.#	3,406	194,483
First American Financial Corp.#	219	11,265
Kinsale Capital Group, Inc.#	30	10,017
Loews Corp.#	4,539	290,541
Marsh & McLennan Cos., Inc.#	57	10,810
Travelers Cos., Inc.#	1,233	206,454
W R Berkley Corp.#	2,182	147,111
		918,065
Mortgage real estate investment trusts (REITs): 0.09%
AFC Gamma, Inc.#	816	8,633
Chicago Atlantic Real Estate Finance, Inc.#	737	10,384
		19,017
Health care: 13.42%
Biotechnology: 6.58%
AbbVie, Inc.#	541	76,378
Acadia Pharmaceuticals, Inc.†#	923	20,832
ADMA Biologics, Inc.†#	9,510	32,144
Alkermes PLC†#	376	9,095
Anika Therapeutics, Inc.†#	664	12,948
Arcturus Therapeutics Holdings, Inc.†#	735	14,039
Ardelyx, Inc.†#	2,287	9,034
Catalyst Pharmaceuticals, Inc.†#	4,950	61,429
Eagle Pharmaceuticals, Inc.†#	3,000	41,190
Exelixis, Inc.†#	2,137	44,001
Gilead Sciences, Inc.#	7,158	562,189
Halozyme Therapeutics, Inc.†#	414	14,022
Incyte Corp.†#	4,342	234,164
MacroGenics, Inc.†#	2,107	10,999
MiMedx Group, Inc.†#	7,712	50,591
Neurocrine Biosciences, Inc.†#	1,377	152,764
United Therapeutics Corp.†#	135	30,086
Voyager Therapeutics, Inc.†#	3,866	25,400
Zymeworks, Inc.†#	1,467	10,298
		1,411,603
Health care equipment & supplies: 1.17%
Embecta Corp.#	1,991	30,104
The accompanying notes are an integral part of these financial statements.
14 | Allspring U.S. Long/Short Equity Fund

Portfolio of investments—October 31, 2023

	Shares	Value
Health care equipment & supplies(continued)
Hologic, Inc.†#	186	$12,307
Integra LifeSciences Holdings Corp.†#	4,545	163,438
Semler Scientific, Inc.†#	1,040	30,337
Zynex, Inc.†#	1,644	14,599
		250,785
Health care providers & services: 0.62%
Cigna Group#	149	46,071
Elevance Health, Inc.#	80	36,007
Humana, Inc.#	95	49,751
		131,829
Life sciences tools & services: 2.24%
Agilent Technologies, Inc.#	1,364	140,997
Avantor, Inc.†#	6,096	106,253
Bruker Corp.#	675	38,475
Medpace Holdings, Inc.†#	300	72,801
West Pharmaceutical Services, Inc.#	385	122,542
		481,068
Pharmaceuticals: 2.81%
Amneal Pharmaceuticals, Inc.†#	16,534	63,987
Amphastar Pharmaceuticals, Inc.†#	450	20,372
Jazz Pharmaceuticals PLC†#	463	58,810
Merck & Co., Inc.#	1,231	126,424
Organon & Co.#	9,713	143,655
Perrigo Co. PLC#	600	16,584
Pfizer, Inc.#	316	9,657
Phibro Animal Health Corp. Class A#	939	10,254
SIGA Technologies, Inc.#	14,325	73,057
Viatris, Inc.#	8,966	79,797
		602,597
Industrials: 13.93%
Aerospace & defense: 1.34%
General Dynamics Corp.#	583	140,684
Lockheed Martin Corp.#	267	121,389
Northrop Grumman Corp.#	55	25,928
		288,001
Air freight & logistics: 0.16%
CH Robinson Worldwide, Inc.#	405	33,141
Building products: 0.05%
Masco Corp.#	199	10,366
Commercial services & supplies: 0.18%
Cintas Corp.#	77	39,048
The accompanying notes are an integral part of these financial statements.
Allspring U.S. Long/Short Equity Fund | 15

Portfolio of investments—October 31, 2023

	Shares	Value
Construction & engineering: 1.93%
AECOM#	127	$9,722
EMCOR Group, Inc.#	1,517	313,488
Valmont Industries, Inc.#	457	89,988
		413,198
Ground transportation: 0.96%
Landstar System, Inc.#	1,246	205,316
Industrial conglomerates: 0.55%
General Electric Co.#	1,094	118,841
Machinery: 5.52%
AGCO Corp.#	1,309	150,090
Allison Transmission Holdings, Inc.#	3,550	178,991
Donaldson Co., Inc.#	3,676	211,958
Gates Industrial Corp. PLC†#	2,322	25,356
Hyster-Yale Materials Handling, Inc.#	225	9,002
ITT, Inc.#	3,145	293,586
Otis Worldwide Corp.#	4,086	315,480
		1,184,463
Passenger airlines: 0.54%
Delta Air Lines, Inc.#	3,717	116,156
Professional services: 1.40%
CACI International, Inc. Class A†#	82	26,630
Genpact Ltd.#	1,089	36,525
Leidos Holdings, Inc.#	1,640	162,557
ManpowerGroup, Inc.#	836	58,495
Robert Half, Inc.#	218	16,300
		300,507
Trading companies & distributors: 1.30%
Ferguson PLC#	93	13,969
MSC Industrial Direct Co., Inc. Class A#	832	78,832
WW Grainger, Inc.#	254	185,377
		278,178
Information technology: 28.84%
Communications equipment: 4.27%
Cisco Systems, Inc.#	3,668	191,213
CommScope Holding Co., Inc.†#	16,900	25,012
Comtech Telecommunications Corp.#	2,996	36,551
F5, Inc.†#	789	119,605
Juniper Networks, Inc.#	12,653	340,619
Motorola Solutions, Inc.#	725	201,883
		914,883
Electronic equipment, instruments & components: 1.15%
Avnet, Inc.#	779	36,091
The accompanying notes are an integral part of these financial statements.
16 | Allspring U.S. Long/Short Equity Fund

Portfolio of investments—October 31, 2023

	Shares	Value
Electronic equipment, instruments & components(continued)
Bel Fuse, Inc. Class B#	768	$41,610
Daktronics, Inc.†#	3,109	29,909
Jabil, Inc.#	431	52,927
Richardson Electronics Ltd.#	2,377	27,264
Vontier Corp.#	1,963	58,026
		245,827
IT services: 4.37%
Accenture PLC Class A#	256	76,055
Amdocs Ltd.#	1,870	149,899
Cognizant Technology Solutions Corp. Class A#	6,552	422,407
DXC Technology Co.†#	2,876	58,009
EPAM Systems, Inc.†#	259	56,351
Gartner, Inc.†#	126	41,837
Hackett Group, Inc.#	1,526	34,015
International Business Machines Corp.#	81	11,716
VeriSign, Inc.†#	440	87,850
		938,139
Semiconductors & semiconductor equipment: 9.04%
Allegro MicroSystems, Inc.†#	449	11,656
Broadcom, Inc.#	128	107,695
Cirrus Logic, Inc.†#	2,714	181,648
Diodes, Inc.†#	128	8,330
inTEST Corp.†#	4,328	55,961
KLA Corp.#	618	290,275
Lam Research Corp.#	244	143,526
Microchip Technology, Inc.#	620	44,200
Monolithic Power Systems, Inc.#	23	10,160
NVIDIA Corp.#	655	267,109
Photronics, Inc.†#	3,313	60,827
Qorvo, Inc.†#	1,936	169,245
QUALCOMM, Inc.#	3,718	405,225
Skyworks Solutions, Inc.#	1,594	138,263
Texas Instruments, Inc.#	323	45,869
		1,939,989
Software: 6.86%
Adeia, Inc.#	3,199	26,968
Adobe, Inc.†#	33	17,558
Autodesk, Inc.†#	78	15,415
Fair Isaac Corp.†#	73	61,748
Fortinet, Inc.†#	708	40,476
Gen Digital, Inc.#	11,834	197,154
LiveRamp Holdings, Inc.†#	751	20,773
Manhattan Associates, Inc.†#	111	21,643
Microsoft Corp.#	1,769	598,117
NCR Voyix Corp.†#	1,272	19,449
Oracle Corp.#	938	96,989
The accompanying notes are an integral part of these financial statements.
Allspring U.S. Long/Short Equity Fund | 17

Portfolio of investments—October 31, 2023

	Shares	Value
Software(continued)
Pegasystems, Inc.#	1,032	$44,108
PTC, Inc.†#	435	61,083
RingCentral, Inc. Class A†#	2,176	57,838
ServiceNow, Inc.†#	88	51,203
Synopsys, Inc.†#	87	40,841
Teradata Corp.†#	2,341	100,007
		1,471,370
Technology hardware, storage & peripherals: 3.15%
Apple, Inc.#	3,051	521,020
Hewlett Packard Enterprise Co.#	7,611	117,057
HP, Inc.#	1,457	38,363
		676,440
Materials: 1.86%
Construction materials: 0.54%
Eagle Materials, Inc.#	761	117,125
Containers & packaging: 0.15%
Berry Global Group, Inc.#	359	19,745
Pactiv Evergreen, Inc.#	1,390	11,982
		31,727
Metals & mining: 1.17%
Arch Resources, Inc.#	70	10,558
Nucor Corp.#	180	26,602
SSR Mining, Inc.-U.S. Exchange Traded Shares#	7,263	100,811
Steel Dynamics, Inc.#	1,061	113,007
		250,978
Real estate: 1.09%
Residential REITs : 0.38%
Apartment Income REIT Corp.#	2,775	81,058
Specialized REITs : 0.71%
American Tower Corp.#	348	62,010
Crown Castle, Inc.#	682	63,412
Weyerhaeuser Co.#	958	27,485
		152,907
Utilities: 2.03%
Electric utilities: 0.07%
Entergy Corp.#	157	15,008
Gas utilities: 1.96%
National Fuel Gas Co.#	4,358	222,040
UGI Corp.#	9,499	197,579
		419,619
Total common stocks (Cost $21,573,287)		20,828,711
The accompanying notes are an integral part of these financial statements.
18 | Allspring U.S. Long/Short Equity Fund

Portfolio of investments—October 31, 2023

		Yield	Shares	Value
Short-term investments: 6.80%
Investment companies: 6.80%
Allspring Government Money Market Fund Select Class♠∞		5.29%	1,457,821	$1,457,821
Total short-term investments (Cost $1,457,821)				1,457,821
Total investments in securities (Cost $23,031,108)	103.90%			22,286,532

Securities sold short: (28.20)%
Common stocks: (28.20)%
Communication services: (1.74)%
Diversified telecommunication services: (1.13)%
Anterix, Inc.†	(2,026)	(61,773)
AST SpaceMobile, Inc.†	(16,744)	(55,423)
Frontier Communications Parent, Inc.†	(7,036)	(126,085)
(243,281)
Entertainment: (0.39)%
Roblox Corp. Class A†	(1,982)	(63,047)
Roku, Inc.†	(351)	(20,909)
(83,956)
Media: (0.22)%
Cardlytics, Inc.†	(2,357)	(29,203)
Paramount Global Class A	(611)	(8,493)
Paramount Global Class B	(817)	(8,889)
(46,585)
Consumer discretionary: (4.16)%
Automobile components: (0.51)%
QuantumScape Corp. Class A†	(12,616)	(65,856)
Solid Power, Inc.†	(32,528)	(42,937)
(108,793)
Automobiles: (0.40)%
Lucid Group, Inc.†	(2,802)	(11,544)
Rivian Automotive, Inc. Class A†	(4,521)	(73,331)
(84,875)
Broadline retail: (0.40)%
Etsy, Inc.†	(423)	(26,353)
Kohl’s Corp.	(390)	(8,794)
Ollie’s Bargain Outlet Holdings, Inc.†	(667)	(51,519)
(86,666)
Hotels, restaurants & leisure: (1.43)%
Churchill Downs, Inc.	(341)	(37,456)
DraftKings, Inc. Class A†	(1,078)	(29,774)
The accompanying notes are an integral part of these financial statements.
Allspring U.S. Long/Short Equity Fund | 19

Portfolio of investments—October 31, 2023

	Shares	Value
Hotels, restaurants & leisure(continued)
Norwegian Cruise Line Holdings Ltd.†	(1,719)	$(23,378)
Penn Entertainment, Inc.†	(532)	(10,496)
Planet Fitness, Inc. Class A†	(3,729)	(206,102)
(307,206)
Household durables: (0.84)%
iRobot Corp.†	(469)	(15,444)
Whirlpool Corp.	(1,583)	(165,519)
(180,963)
Leisure products: (0.24)%
Hasbro, Inc.	(638)	(28,806)
Peloton Interactive, Inc. Class A†	(4,614)	(21,962)
(50,768)
Specialty retail: (0.24)%
Overstock.com, Inc.†	(679)	(10,593)
RH†	(191)	(41,630)
(52,223)
Textiles, apparel & luxury goods: (0.10)%
Capri Holdings Ltd.†	(410)	(20,984)
Energy: (3.35)%
Oil, gas & consumable fuels: (3.35)%
Diamondback Energy, Inc.	(432)	(69,258)
Encore Energy Corp.†	(18,430)	(60,819)
Energy Fuels, Inc.†	(16,482)	(132,021)
Golar LNG Ltd.	(8,345)	(187,178)
Texas Pacific Land Corp.	(131)	(241,820)
Vitesse Energy, Inc.	(1,139)	(26,983)
(718,079)
Financials: (1.85)%
Banks: (1.30)%
Commerce Bancshares, Inc.	(224)	(9,825)
First Citizens BancShares, Inc. Class A	(136)	(187,780)
Pinnacle Financial Partners, Inc.	(312)	(19,456)
Prosperity Bancshares, Inc.	(1,107)	(60,376)
(277,437)
Capital markets: (0.13)%
Coinbase Global, Inc. Class A†	(235)	(18,123)
Robinhood Markets, Inc. Class A†	(1,126)	(10,292)
(28,415)
Consumer finance: (0.09)%
SoFi Technologies, Inc.†	(2,603)	(19,653)
The accompanying notes are an integral part of these financial statements.
20 | Allspring U.S. Long/Short Equity Fund

Portfolio of investments—October 31, 2023

	Shares	Value
Financial services: (0.23)%
Affirm Holdings, Inc.†	(2,276)	$(40,080)
TFS Financial Corp.	(810)	(9,607)
(49,687)
Insurance: (0.10)%
Brighthouse Financial, Inc.†	(469)	(21,246)
Health care: (5.61)%
Biotechnology: (2.34)%
Altimmune, Inc.†	(3,573)	(8,611)
Apellis Pharmaceuticals, Inc.†	(1,302)	(63,355)
Bioxcel Therapeutics, Inc.†	(2,187)	(8,781)
IGM Biosciences, Inc.†	(3,467)	(13,660)
Intellia Therapeutics, Inc.†	(3,686)	(92,334)
Karuna Therapeutics, Inc.†	(973)	(162,112)
Mirati Therapeutics, Inc.†	(1,624)	(90,181)
Novavax, Inc.†	(5,950)	(39,627)
Roivant Sciences Ltd.†	(931)	(8,044)
Seres Therapeutics, Inc.†	(9,682)	(14,813)
(501,518)
Health care equipment & supplies: (1.88)%
Alphatec Holdings, Inc.†	(4,838)	(44,413)
Beyond Air, Inc.†	(4,013)	(9,350)
Glaukos Corp.†	(208)	(14,186)
Nano-X Imaging Ltd.†	(9,143)	(46,172)
Neogen Corp.†	(4,308)	(64,146)
Nevro Corp.†	(1,492)	(21,530)
Novocure Ltd.†	(5,656)	(75,225)
OrthoPediatrics Corp.†	(1,479)	(36,176)
PROCEPT BioRobotics Corp.†	(1,942)	(52,026)
Pulse Biosciences, Inc.†	(9,042)	(40,870)
(404,094)
Health care providers & services: (1.08)%
Castle Biosciences, Inc.†	(2,702)	(42,205)
Guardant Health, Inc.†	(637)	(16,486)
National Research Corp.	(1,389)	(58,699)
R1 RCM, Inc.†	(9,724)	(114,646)
(232,036)
Health care technology: (0.08)%
Certara, Inc.†	(744)	(9,069)
Teladoc Health, Inc.†	(483)	(7,989)
(17,058)
Pharmaceuticals: (0.23)%
Cassava Sciences, Inc.†	(1,746)	(35,182)
The accompanying notes are an integral part of these financial statements.
Allspring U.S. Long/Short Equity Fund | 21

Portfolio of investments—October 31, 2023

	Shares	Value
Pharmaceuticals(continued)
Phathom Pharmaceuticals, Inc.†	(505)	$(4,696)
Pliant Therapeutics, Inc.†	(627)	(9,198)
(49,076)
Industrials: (5.76)%
Aerospace & defense: (0.95)%
Axon Enterprise, Inc.†	(337)	(68,913)
TransDigm Group, Inc.†	(162)	(134,151)
(203,064)
Building products: (0.51)%
Hayward Holdings, Inc.†	(10,422)	(109,431)
Commercial services & supplies: (0.24)%
LanzaTech Global, Inc.†	(3,336)	(11,743)
Li-Cycle Holdings Corp.†	(4,182)	(5,604)
Performant Financial Corp.†	(14,646)	(34,125)
(51,472)
Electrical equipment: (0.50)%
ChargePoint Holdings, Inc.†	(1,356)	(3,444)
Plug Power, Inc.†	(17,668)	(104,065)
(107,509)
Ground transportation: (0.52)%
Avis Budget Group, Inc.†	(163)	(26,536)
Hertz Global Holdings, Inc.†	(7,248)	(61,101)
Lyft, Inc. Class A†	(2,703)	(24,786)
(112,423)
Machinery: (1.17)%
RBC Bearings, Inc.†	(1,136)	(249,738)
Marine transportation: (0.05)%
Himalaya Shipping Ltd.†	(2,195)	(9,965)
Professional services: (1.82)%
Ceridian HCM Holding, Inc.†	(1,193)	(76,364)
Clarivate PLC†	(31,295)	(199,662)
Paycor HCM, Inc.†	(5,327)	(114,957)
(390,983)
Information technology: (0.45)%
Electronic equipment, instruments & components: (0.04)%
MicroVision, Inc.†	(4,386)	(8,289)
Semiconductors & semiconductor equipment: (0.22)%
Enphase Energy, Inc.†	(90)	(7,162)
Wolfspeed, Inc.†	(1,194)	(40,405)
(47,567)
The accompanying notes are an integral part of these financial statements.
22 | Allspring U.S. Long/Short Equity Fund

Portfolio of investments—October 31, 2023

		Shares	Value
Software: (0.19)%
Digimarc Corp.†		(308)	$(7,990)
SentinelOne, Inc. Class A†		(2,108)	(32,948)
(40,938)
Materials: (2.50)%
Chemicals: (1.69)%
Albemarle Corp.		(55)	(6,973)
Celanese Corp.		(374)	(42,827)
Danimer Scientific, Inc.†		(25,281)	(36,152)
Ginkgo Bioworks Holdings, Inc.†		(53,463)	(73,244)
International Flavors & Fragrances, Inc.		(2,673)	(182,700)
PureCycle Technologies, Inc.†		(4,385)	(19,513)
(361,409)
Containers & packaging: (0.21)%
TriMas Corp.		(1,878)	(45,466)
Metals & mining: (0.52)%
5E Advanced Materials, Inc.†		(1,419)	(3,192)
Alcoa Corp.		(2,306)	(59,126)
MP Materials Corp.†		(3,047)	(49,971)
(112,289)
Paper & forest products: (0.08)%
Louisiana-Pacific Corp.		(320)	(16,410)
Real estate: (1.90)%
Health care REITs: (0.09)%
Healthcare Realty Trust, Inc. Class A		(1,317)	(18,899)
Real estate management & development: (0.70)%
Zillow Group, Inc. Class A†		(1,438)	(51,092)
Zillow Group, Inc. Class C†		(2,743)	(99,434)
(150,526)
Retail REITs : (1.11)%
Realty Income Corp.		(5,022)	(237,942)
Utilities: (0.88)%
Electric utilities: (0.88)%
Constellation Energy Corp.		(1,590)	(179,543)
NextEra Energy, Inc.		(167)	(9,736)
(189,279)
Total common stocks (Cost $(7,062,630))			(6,048,198)
Total securities sold short (proceeds $(7,062,630))	(28.20)%		(6,048,198)
Other assets and liabilities, net	24.30		5,213,216
Total net assets	100.00%		$21,451,550

The accompanying notes are an integral part of these financial statements.
Allspring U.S. Long/Short Equity Fund | 23

Portfolio of investments—October 31, 2023

#	All or a portion of this security is segregated as collateral for securities sold short.
†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$0	$26,706,649	$(25,248,828)	$0	$0	$1,457,821	1,457,821	$54,454
The accompanying notes are an integral part of these financial statements.
24 | Allspring U.S. Long/Short Equity Fund

Statement of assets and liabilities—October 31, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $21,573,287)	$20,828,711
Investments in affiliated securities, at value (cost $1,457,821)	1,457,821
Cash deposited with brokers for securities sold short	6,048,198
Receivable for dividends	20,849
Receivable from manager	20,840
Prepaid expenses and other assets	110,747
Total assets	28,487,166
Liabilities
Securities sold short, at value (proceeds $7,062,630)	6,048,198
Payable for borrowing on margin loan	967,770
Payable for interest expense on margin loan	6,352
Administration fees payable	5,039
Payable for Fund shares redeemed	3,243
Payable for dividends on securities sold short	2,225
Distribution fees payable	5
Accrued expenses and other liabilities	2,784
Total liabilities	7,035,616
Total net assets	$21,451,550
Net assets consist of
Paid-in capital	$22,168,420
Total distributable loss	(716,870)
Total net assets	$21,451,550
Computation of net asset value and offering price per share
Net assets–Class A	$306,524
Shares outstanding–Class A1	43,871
Net asset value per share–Class A	$6.99
Maximum offering price per share – Class A2	$7.42
Net assets–Class C	$23,792
Shares outstanding–Class C1	3,425
Net asset value per share–Class C	$6.95
Net assets–Class R6	$192,105
Shares outstanding–Class R6[1]	26,667
Net asset value per share–Class R6	$7.20
Net assets–Institutional Class	$20,929,129
Shares outstanding–Institutional Class[1]	2,906,261
Net asset value per share–Institutional Class	$7.20
1 The Fund has an unlimited number of authorized shares.
2  Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
Allspring U.S. Long/Short Equity Fund | 25

Statement of operations—year ended October 31, 2023
Statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $161)	$234,140
Interest and rebate income	137,905
Income from affiliated securities	54,454
Total investment income	426,499
Expenses
Management fee	159,928
Administration fees
Class A1	1,378
Class C2	44
Class R6[2]	52
Institutional Class[1]	16,858
Shareholder servicing fees
Class A1	1,954
Class C2	54
Institutional Class[1]	416
Distribution fees
Class A1	500
Class C2	63
Custody and accounting fees	40,784
Professional fees	64,048
Registration fees	66,656
Shareholder report expenses	18,465
Trustees’ fees and expenses	21,560
Transfer agent fees	6,830
Interest expense	63,236
Dividends on securities sold short	38,671
Other fees and expenses	11,752
Total expenses	513,249
Less: Fee waivers and/or expense reimbursements
Fund-level	(222,050)
Class A1	(3,832)
Class C2	(16)
Class R6[2]	(51)
Net expenses	287,300
Net investment income	139,199
1 After the close of business on December 16, 2022, the Fund acquired the net assets of 361 Domestic Long/Short Equity Fund, which became the accounting and performance survivor in the transaction. The information for Class A and Institutional Class for the period prior to December 16, 2022 is that of 361 Domestic Long/Short Equity Fund Investor Class and Class I shares, respectively.
2  For the period from December 16, 2022 (commencement of class operations) to October 31, 2023
The accompanying notes are an integral part of these financial statements.
26 | Allspring U.S. Long/Short Equity Fund

Statement of operations—year ended October 31, 2023

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	$352,944
Securities sold short	(1,261,499)
Net realized losses on investments	(908,555)
Net change in unrealized gains (losses) on
Unaffiliated securities	(776,625)
Securities sold short	954,738
Net change in unrealized gains (losses) on investments	178,113
Net realized and unrealized gains (losses) on investments	(730,442)
Net decrease in net assets resulting from operations	$(591,243)
The accompanying notes are an integral part of these financial statements.
Allspring U.S. Long/Short Equity Fund | 27

Statement of changes in net assets
Statement of changes in net assets
	Year ended October 31, 2023		Year ended October 31, 2022
Operations
Net investment income (loss)		$139,199		$(46,128)
Net realized gains (losses) on investments		(908,555)		678,428
Net change in unrealized gains (losses) on investments		178,113		(462,051)
Net increase (decrease) in net assets resulting from operations		(591,243)		170,249
Distributions to shareholders from
Net investment income and net realized gains
Class A1		(192,954)		(714,276)
Institutional Class[1]		(470,344)		(1,148,448)
Total distributions to shareholders		(663,298)		(1,862,724)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A1	9,202	70,865	166,466	1,465,738
Class C	3,425 [2]	25,000 [2]	N/A	N/A
Class R6	26,667 [2]	200,000 [2]	N/A	N/A
Institutional Class[1]	2,863,944	21,278,877	268,803	2,392,530
		21,574,742		3,858,268
Reinvestment of distributions
Class A1	23,346	169,957	79,119	653,525
Institutional Class[1]	61,598	460,755	133,179	1,122,699
		630,712		1,776,224
Payment for shares redeemed
Class A1	(198,726)	(1,483,421)	(244,383)	(2,046,532)
Institutional Class[1]	(441,376)	(3,324,404)	(533,303)	(5,248,711)
		(4,807,825)		(7,295,243)
Net increase (decrease) in net assets resulting from capital share transactions		17,397,629		(1,660,751)
Total increase (decrease) in net assets		16,143,088		(3,353,226)
Net assets
Beginning of period		5,308,462		8,661,688
End of period		$21,451,550		$5,308,462
1 After the close of business on December 16, 2022, the Fund acquired the net assets of 361 Domestic Long/Short Equity Fund, which became the accounting and performance survivor in the transaction. The information for Class A and Institutional Class for the periods prior to December 16, 2022 is that of 361 Domestic Long/Short Equity Fund Investor Class and Class I shares, respectively.
2 For the period from December 16, 2022 (commencement of class operations) to October 31, 2023
The accompanying notes are an integral part of these financial statements.
28 | Allspring U.S. Long/Short Equity Fund

Statement of cash flows—year ended October 31, 2023
Statement of cash flows
Cash flows from operating activities
Net decrease in net assets resulting from operations	$(591,243)
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities
Purchases of long-term securities	(62,355,038)
Proceeds from the sales of long-term securities	47,001,257
Proceeds from securities sold short	20,820,554
Purchases to cover short securities	(16,739,989)
Purchases and sales of short-term securities, net	(1,362,856)
Increase in receivable for dividends	(6,798)
Increase in receivable from manager	(20,840)
Increase in prepaid expenses and other assets	(78,860)
Decrease in trustees’ fees and expenses payable	(8,655)
Decrease in administration fees payable	(1,010)
Decrease in distribution fees payable	(394)
Decrease in custody and accounting fees payable	(4,555)
Decrease in shareholder servicing fees payable	(2,206)
Increase in payable for dividends on securities sold short	315
Increase in payable for interest expense on margin loan	6,352
Decrease in accrued expenses and other liabilities	(26,684)
Net realized gains on unaffiliated securities	(352,944)
Net realized losses on securities sold short	1,261,499
Net change in unrealized gains (losses) on unaffiliated securities	776,625
Net change in unrealized gains (losses) on securities sold short	(954,738)
Net cash used in operating activities	(12,640,208)
Cash flows from financing activities
Decrease in margin loan borrowings, net	272,908
Proceeds from shares sold	21,574,742
Cost of shares redeemed	(4,804,582)
Cash distributions paid	(32,586)
Net cash provided in financing activities	17,010,482
Net increase in cash	4,370,274
Cash
Beginning of period	1,677,924
End of period	$6,048,198
Supplemental cash disclosure
Cash paid for dividends on securities sold short	$38,356
Cash paid for interest expense	56,884
Supplemental non-cash financing disclosure
Reinvestment of dividends	$630,712
The accompanying notes are an integral part of these financial statements.
Allspring U.S. Long/Short Equity Fund | 29

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
Class A	2023[1,2]	2022[1]	2021[1]	2020[1]	2019[1]
Net asset value, beginning of period	$8.27	$11.25	$10.51	$10.56	$10.96
Net investment income (loss)	0.04 [3]	(0.08)[3]	(0.14)[3]	(0.11)[3]	(0.03)[3]
Net realized and unrealized gains (losses) on investments	(0.16)	0.52	1.32	0.46	0.40
Total from investment operations	(0.12)	0.44	1.18	0.35	0.37
Distributions to shareholders from
Net realized gains	(1.16)	(3.42)	(0.44)	(0.40)	(0.77)
Net asset value, end of period	$6.99	$8.27	$11.25	$10.51	$10.56
Total return[4]	(2.00)%	3.95%	11.75%	3.43%	3.88%
Ratios to average net assets (annualized)
Gross expenses*	6.21%	6.00%	4.80%	3.27%	3.06%
Net expenses*	2.23%	2.21%	2.97%	2.69%	2.83%
Net investment income (loss)*	0.47%	(0.90)%	(1.36)%	(1.07)%	(0.26)%
Supplemental data
Portfolio turnover rate	322%	418%	479%	538%	332%
Net assets, end of period (000s omitted)	$307	$1,737	$2,349	$2,631	$656

*	Ratios include dividends on securities sold short and interest expense as follows:

Year ended October 31, 2023	0.70%
Year ended October 31, 2022	0.42%
Year ended October 31, 2021	1.18%
Year ended October 31, 2020	0.90%
Year ended October 31, 2019	1.04%

[1]
After the close of business on December 16, 2022, the Fund acquired the net assets of 361 Domestic Long/Short Equity Fund, which became the accounting and performance survivor in the transaction. The information for the periods prior to December 16, 2022 is that of 361 Domestic Long/Short Equity Fund Investor Class.

[2]	For the year ended October 31, 2023, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
[3]	Calculated based upon average shares outstanding
[4]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
30 | Allspring U.S. Long/Short Equity Fund

Financial highlights

(For a share outstanding throughout each period)

Year ended October 31
Class C	2023[1]
Net asset value, beginning of period	$7.30
Net investment loss	(0.00)[2,3]
Net realized and unrealized gains (losses) on investments	(0.35)
Total from investment operations	(0.35)
Net asset value, end of period	$6.95
Total return[4]	(4.79)%
Ratios to average net assets (annualized)
Gross expenses*	4.30%
Net expenses*	2.92%
Net investment loss*	(0.00)%
Supplemental data
Portfolio turnover rate	322%
Net assets, end of period (000s omitted)	$24

*	Ratios include dividends on securities sold short and interest expense in the amount of 0.70%.
[1]	For the period from December 16, 2022 (commencement of class operations) to October 31, 2023
[2]	Calculated based upon average shares outstanding
[3]	Amount is more than $(0.005).
[4]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.
Allspring U.S. Long/Short Equity Fund | 31

Financial highlights

(For a share outstanding throughout each period)

Year ended October 31
Class R6	2023[1]
Net asset value, beginning of period	$7.50
Net investment income	0.07 [2]
Net realized and unrealized gains (losses) on investments	(0.37)
Total from investment operations	(0.30)
Net asset value, end of period	$7.20
Total return[3]	(4.00)%
Ratios to average net assets (annualized)
Gross expenses*	3.58%
Net expenses*	1.85%
Net investment income*	1.07%
Supplemental data
Portfolio turnover rate	322%
Net assets, end of period (000s omitted)	$192

*	Ratios include dividends on securities sold short and interest expense in the amount of 0.70%.
[1]	For the period from December 16, 2022 (commencement of class operations) to October 31, 2023
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.
32 | Allspring U.S. Long/Short Equity Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
Institutional Class	2023[1,2]	2022[1]	2021[1]	2020[1]	2019[1]
Net asset value, beginning of period	$8.46	$11.41	$10.62	$10.65	$11.02
Net investment income (loss)	0.07 [3]	(0.05)[3]	(0.11)[3]	(0.08)[3]	0.00 [3,4]
Net realized and unrealized gains (losses) on investments	(0.17)	0.52	1.34	0.46	0.40
Total from investment operations	(0.10)	0.47	1.23	0.38	0.40
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.01)	0.00
Net realized gains	(1.16)	(3.42)	(0.44)	(0.40)	(0.77)
Total distributions to shareholders	(1.16)	(3.42)	(0.44)	(0.41)	(0.77)
Net asset value, end of period	$7.20	$8.46	$11.41	$10.62	$10.65
Total return	(1.68)%	4.23%	12.11%	3.71%	4.15%
Ratios to average net assets (annualized)
Gross expenses*	3.36%	5.69%	4.49%	2.99%	2.77%
Net expenses*	1.96%	1.90%	2.66%	2.41%	2.54%
Net investment income (loss)*	0.99%	(0.59)%	(1.05)%	(0.79)%	0.03%
Supplemental data
Portfolio turnover rate	322%	418%	479%	538%	332%
Net assets, end of period (000s omitted)	$20,929	$3,572	$6,313	$8,108	$13,658

*	Ratios include dividends on securities sold short and interest expense as follows:

Year ended October 31, 2023	0.70%
Year ended October 31, 2022	0.42%
Year ended October 31, 2021	1.18%
Year ended October 31, 2020	0.90%
Year ended October 31, 2019	1.04%

[1]
After the close of business on December 16, 2022, the Fund acquired the net assets of 361 Domestic Long/Short Equity Fund, which became the accounting and performance survivor in the transaction. The information for the periods prior to December 16, 2022 is that of 361 Domestic Long/Short Equity Fund Class I.

[2]	For the year ended October 31, 2023, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
[3]	Calculated based upon average shares outstanding
[4]	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.
Allspring U.S. Long/Short Equity Fund | 33

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring U.S. Long/Short Equity Fund (the “Fund”) which is a diversified series of the Trust.
After the close of business on December 16, 2022, the net assets of 361 Domestic Long/Short Equity Fund (the “Predecessor Fund”) were acquired by the Fund, which was created to receive the net assets of the Predecessor Fund, in an exchange for shares of the Fund. Investor Class and Class I shares of the Predecessor Fund received Class A and Institutional Class shares, respectively, of the Fund in the transaction. Since the Predecessor Fund contributed all of the net assets and shareholders to the newly created Allspring fund, the accounting and performance history of the Predecessor Fund has been carried forward in the financial statements contained herein.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Short sales
The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it must borrow the security sold short and deliver it to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.
The Fund records the proceeds as a liability which is marked-to-market daily based upon quotations from an independent pricing service or an independent broker-dealer and any change in value is recorded as an unrealized gain or loss.  Any interest or dividends accrued on such borrowed securities during the period of the loan are recorded as an expense on the Statement of Operations. To borrow the security, the Fund may be required to pay a premium, which would decrease the proceeds of the security sold.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the closing of a short sale if the market price at the closing is less than or greater than, respectively, the proceeds originally received. Until the short sale is closed or the borrowed security is replaced, the Fund maintains a segregated account of cash or liquid securities, the dollar value of which is at least equal to the market value of the security at the time of the short sale.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis.  Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.  Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions received from REIT investments may be characterized as ordinary income, capital gains, or a return of capital to the Fund based on information provided by the REIT. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates may be used in reporting the character of income and distributions for financial statement purposes.
34 | Allspring U.S. Long/Short Equity Fund

Notes to financial statements
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of October 31, 2023, the aggregate cost of all investments for federal income tax purposes was $16,104,726 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$1,926,716
Gross unrealized losses	(1,793,108)
Net unrealized gains	$133,608
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary difference causing such reclassification is due to certain distributions paid. At October 31, 2023, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable loss
$(95,470)	$95,470
As of October 31, 2023, the Fund had capital loss carryforwards which consist of $831,468 in short-term capital losses and $19,010 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income and expense, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
Allspring U.S. Long/Short Equity Fund | 35

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$553,698	$0	$0	$553,698
Consumer discretionary	1,284,900	0	0	1,284,900
Consumer staples	3,025,326	0	0	3,025,326
Energy	1,012,143	0	0	1,012,143
Financials	1,832,477	0	0	1,832,477
Health care	2,877,882	0	0	2,877,882
Industrials	2,987,215	0	0	2,987,215
Information technology	6,186,648	0	0	6,186,648
Materials	399,830	0	0	399,830
Real estate	233,965	0	0	233,965
Utilities	434,627	0	0	434,627
Short-term investments
Investment companies	1,457,821	0	0	1,457,821
Total assets	$22,286,532	$0	$0	$22,286,532
Liabilities
Securities sold short
Common stocks
Communication services	$373,822	$0	$0	$373,822
Consumer discretionary	892,478	0	0	892,478
Energy	718,079	0	0	718,079
Financials	396,438	0	0	396,438
Health care	1,203,782	0	0	1,203,782
Industrials	1,234,585	0	0	1,234,585
Information technology	96,794	0	0	96,794
Materials	535,574	0	0	535,574
Real estate	407,367	0	0	407,367
Utilities	189,279	0	0	189,279
Total liabilities	$6,048,198	$0	$0	$6,048,198
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
At October 31, 2023, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $1 billion	1.100%
Next $4 billion	1.075
Next $5 billion	1.050
Over $10 billion	1.025
Prior to December 19, 2022, the Predecessor Fund paid an advisory fee to the predecessor investment advisor at an annual rate of 1.10% of its average daily net assets.
36 | Allspring U.S. Long/Short Equity Fund

Notes to financial statements
For the year ended October 31, 2023, the management fee was equivalent to an annual rate of 1.10% of the Fund’s average daily net assets.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.20%
Class C	0.20
Class R6	0.03
Institutional Class	0.13
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.21% of its respective average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through February 28, 2025 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of October 31, 2023, excluding expenses from dividends on securities sold short and interest expense, the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class A	1.57%
Class C	2.32
Class R6	1.15
Institutional Class	1.25
Prior to June 30, 2023, the Fund’s expenses were capped at 1.58% for Class A and 2.33% for Class C. Prior to December 19, 2022, the Predecessor Fund’s expenses were capped at 1.39% for Class A shares and 1.39% for Institutional Class shares. These expense caps did not include dividends on securities sold short or any class-level expenses.
Distribution fees
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares. Prior to December 19, 2022, Investor Class shares of the Predecessor Fund were charged a fee at an annual rate up to 0.25% of its average daily net assets.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. Allspring Funds Distributor did not receive any front-end or contingent deferred sales charges from Class A or Class C shares for the year ended October 31, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Class C are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund. Prior to December 19, 2022, Investor Class and Class I shares of the Predecessor Fund were each charged a fee at an annual rate up to 0.15% of its respective average daily net assets.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended October 31, 2023.
Allspring U.S. Long/Short Equity Fund | 37

Notes to financial statements
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2023 were $62,355,038 and $46,730,737, respectively.
6.
BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund. For the year ended October 31, 2023, there were no borrowings by the Fund under this agreement.
In an agreement with a prime broker, the Fund purchased or borrowed securities on margin and was charged interest based on a borrowing rate equal to the Federal Funds rate plus a spread.  During the year ended October 31, 2023, the Fund had average borrowings outstanding of $1,093,105 at a rate of 5.79% and recorded interest in the amount of $63,236, which represents 0.43% of its average daily net assets.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended October 31, 2023 and October 31, 2022 were as follows:
	Year ended October 31
	2023	2022
Ordinary income	$511,507	$1,177,790
Long-term capital gain	54,685	684,934
As of October 31, 2023, the components of distributable earnings on a tax basis were as follows:
Unrealized gains	Capital loss carryforward
$133,608	$(850,478)
8.
CONCENTRATION  RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10.CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Prior to December 16, 2022, Tait, Weller & Baker LLP was the independent registered public accounting firm for the Predecessor Fund.  As a result of the Fund’s acquisition of the Predecessor Fund, KPMG LLP became the Fund’s independent registered public accounting firm.
The reports of the financial statements audited by Tait, Weller & Baker LLP for each of the years in the four-year period ended October 31, 2022 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.  There were no disagreements or reportable events between the Predecessor Fund and Tait, Weller & Baker LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Tait, Weller & Baker LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.
38 | Allspring U.S. Long/Short Equity Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring U.S. Long/Short Equity Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of October 31, 2023, the related statements of operations, changes in net assets, and cash flows for the year then ended, and the related notes (collectively, the financial statements) and the financial highlights for the year then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations, changes in its net assets, its cash flows, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
The statement of changes in net assets for the year ended October 31, 2022 and the financial highlights for the four years ended October 31, 2022, were audited by other independent registered public accountants whose report, dated December 30, 2022, expressed an unqualified opinion on that financial statement and those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, transfer agent and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
December 27, 2023
Allspring U.S. Long/Short Equity Fund | 39

Other information (unaudited)
Other information
Tax information
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 48% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended October 31, 2023.
Pursuant to Section 852 of the Internal Revenue Code, $54,685 was designated as a 20% rate gain distribution for the fiscal year ended
October 31, 2023.
Pursuant to Section 854 of the Internal Revenue Code, $187,570 of income dividends paid during the fiscal year ended October 31, 2023 has been designated as qualified dividend income (QDI).
For the fiscal year ended October 31, 2023, $372,802 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

40 | Allspring U.S. Long/Short Equity Fund

Other information (unaudited)
Board of trustees and officers
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 126 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds  (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

Allspring U.S. Long/Short Equity Fund | 41

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

42 | Allspring U.S. Long/Short Equity Fund

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring U.S. Long/Short Equity Fund | 43

Other information (unaudited)
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring U.S. Long/Short Equity Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

44 | Allspring U.S. Long/Short Equity Fund

Other information (unaudited)
role as administrator of the Fund’s liquidity risk management program, and the Fund’s derivatives risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board noted that the Fund had recently been established to acquire the assets and liabilities of the 361 Domestic Long/Short Equity Fund (the “361 Fund”), which was sub-advised by the Sub-Adviser using the same investment objective and principal investment strategy as the Fund. As such, the Board considered the investment performance results for the Fund and the 361 Fund, as applicable, over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Institutional Class) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was higher than the investment performance of its benchmark index, the MSCI USA Index (Net)(USD), for all periods under review except for the five-year period, which was lower than the benchmark index.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class. The Board noted that Allspring Funds Management had agreed to reduce the net operating expense caps for the Fund’s Class A shares.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.

Allspring U.S. Long/Short Equity Fund | 45

Other information (unaudited)
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

46 | Allspring U.S. Long/Short Equity Fund

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). The Report noted significant liquidity events impacting the Funds related to extended foreign market holidays as well as the difficulty of trading and settlement of most Russia-related securities due to sanctions activity. The Report noted that there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring U.S. Long/Short Equity Fund | 47

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For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-11012023-wk7qxbod 12-23
AR4341 10-23

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Allspring Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Allspring Funds Trust has determined that Isaiah Harris is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Harris is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended October 31, 2023	Fiscal year ended October 31, 2022
Audit fees	$368,530	$213,200
Audit-related fees	—	—
Tax fees (1)	$39,640	$30,155
All other fees	—	—

	$408,170	$243,355

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e)(1) The Chair of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Allspring Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief description of the proposed services.

If the Chair approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2) Not applicable.

(f) Not applicable.

3

(g) Not applicable.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for the series of Allspring Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Funds Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

4

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1)	Code of Ethics.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Funds Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date: December 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Funds Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date: December 27, 2023

By:	/s/Jeremy DePalma
Jeremy DePalma
Treasurer

Date: December 27, 2023